As filed with the Securities and Exchange Commission on June 3, 2019
Registration File No. 333-224312
Registration File No. 811-23338

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-2
☒REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒Pre-Effective Amendment No. 5
☒REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒Amendment No. 5

FS MULTI-ALTERNATIVE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

201 Rouse Boulevard
Philadelphia, PA 19112
(Address of Principal Executive Offices)
(215) 495-1150
(Registrant’s Telephone Number, including Area Code)

Michael C. Forman
FS Multi-Alternative Income Fund
201 Rouse Boulevard
Philadelphia, PA 19112
(Name and Address of Agent for Service)

COPY TO:
Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered(1)	Amount to be Registered	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price(3)	Amount of Registration Fee(4)
Common Shares of Beneficial Interest	160,000,000 Shares	$12.50	$2,000,000,000	$249,000
(1)
Affiliates of the Registrant have been granted exemptive relief by the Securities and Exchange Commission permitting the Registrant to offer multiple classes of common shares of beneficial interest (“Shares”). This registration statement relates to the maximum aggregate offering of 160,000,000 Shares. The offering currently includes the following classes: “Class A Shares,” “Class I Shares,” “Class L Shares,” “Class M Shares” and “Class T Shares.” In the future, other classes of Shares may be registered and included in the offering.

(2)
Assumes that Shares sold are Class I Shares. The Registrant may sell up to 160 million Shares of any class included in this offering.

(3)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee.

(4)
Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JUNE 3, 2019
PRELIMINARY PROSPECTUS
FS MULTI-ALTERNATIVE INCOME FUND
Class A: FNNAX; Class I: FNNIX; Class L: FNNLX; Class M: FNNMX; and Class T: FNNTX
FS Multi-Alternative Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company and operates as an interval fund.
Investment Objective.   The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income, by investing in a diversified portfolio of alternative income strategies. There can be no assurance that the Fund will be able to achieve its investment objective.
Summary of Investment Strategy.   FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor” or the “Adviser”), the investment adviser to the Fund, seeks to achieve the Fund’s investment objective by using a multi-manager, multi-strategy approach whereby the Fund’s assets are allocated among the Adviser and one or more Sub-Advisers (as defined below) in percentages initially determined at the discretion of the Adviser. Initially, the Fund expects to focus primarily on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit, although the allocation amongst these strategies may vary over time in response to changing market opportunities. The portfolio will primarily consist of a range of secured and unsecured debt obligations, which may be syndicated or directly originated, structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds. There is no limit on the duration, maturity, or credit quality of any investment in the Fund’s portfolio. The Adviser maintains primary responsibility for allocating Fund assets to the Sub-Advisers and will select and determine the percentage of Fund assets to allocate to each Sub-Adviser, subject to the KKR Termination Triggers and the GTAM Termination Trigger (collectively, the “Termination Triggers”), as described below. See “How does the Adviser determine asset allocation?” beginning on page 32. While the Adviser delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and may add strategies or managers in the future, subject to shareholder approval and the KKR Termination Triggers and GTAM Termination Trigger. The Fund may invest unlimited amounts in credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”), which are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high-yield securities, an investment in the Fund should be considered speculative.
Risks.   An investment in the Fund involves a high degree of risk. In particular:
•
The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. We do not intend to list our Shares on any securities exchange, and we do not expect a secondary market in the Shares to develop.

•
The amount of distributions that the Fund may pay, if any, is uncertain.

•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital, borrowings or expense reimbursements and waivers.

Investment Advisers.   The investment adviser to the Fund is FS Multi-Alternative Advisor, a private investment firm that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FS Multi-Alternative Advisor oversees the management of the Fund’s activities and is responsible for developing investment guidelines, selecting, monitoring, providing oversight and allocating capital to the Sub-Advisers, managing the Fund’s liquidity needs and overseeing investment decisions for the Fund’s portfolio. FS Multi-Alternative Advisor is a subsidiary of FS Investments (formerly Franklin Square Capital Partners), a national sponsor of alternative investment funds designed for the individual investor.

FS Multi-Alternative Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), KKR Credit Advisors (US) LLC (“KKR Credit”) and StepStone Group Real Estate LP (“StepStone” and, collectively with the GoldenTree Sub-Adviser and KKR Credit, the “Sub-Advisers”) to act as the Fund’s investment sub-advisers.
Interval Fund.   The Fund is operated as an interval fund. Pursuant to the Fund’s interval fund structure, the Fund expects to conduct quarterly repurchase offers, at net asset value (“NAV”), of no less than 5% and no more than 25% of the Fund’s outstanding shares. Typically, the Fund will conduct such quarterly repurchase offers for 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s board of trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their shares repurchased. Accordingly, although the Fund will make quarterly repurchase offers, investors should consider the Fund’s shares to be of limited liquidity.
Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. You will have to receive a total return at least in excess of these expenses to receive an actual return on your investment.
See “Types of Investments and Related Risks” beginning on page 37 of this prospectus.
	Price to Public(1)	Sales Load(2)	Proceeds to the Fund(3)
Per Class A Share	At current NAV, plus a sales load of up to 5.75%	5.75%	Amount invested at current purchase price, less applicable Sales Load
Per Class I Share	At current NAV	N/A	Amount invested at current NAV
Per Class L Share	At current NAV, plus a sales load of up to 3.50%	3.50%	Amount invested at current purchase price, less applicable Sales Load
Per Class M Share	At current NAV	N/A	Amount invested at current NAV
Per Class T Share	At current NAV, plus a sales load of up to 3.50%	3.50%	Amount invested at current purchase price, less applicable Sales Load
Total	Up to $2,000,000,000	Up to 5.75%	Up to $2,000,000,000(4)

(1)
Shares were offered in a private placement at $12.50 per Share, the then-current NAV, on September 26, 2018. Shares are expected to be offered in an initial public offering, and on a continuous basis thereafter, at the current NAV per share of the applicable class, plus the applicable sales load. See “Plan of Distribution.”

(2)
“Sales Load” includes up to 5.75% of the public offering price for Class A Shares and up to 3.50% of the public offering price for Class L Shares and Class T Shares. See “Plan of Distribution.”

(3)
FS Multi-Alternative Advisor has agreed to pay or waive, on a quarterly basis, the ordinary operating expenses of the Fund to the extent that such expenses exceed 0.25% per annum of the average daily net assets attributable to the applicable class of Shares. As described in this prospectus, such amounts paid or waived by FS Multi-Alternative Advisor may be subject to repayment by the Fund. “Ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution and shareholder servicing fees and (f) extraordinary expenses. See “Estimated Use of Proceeds.”

(4)
Total Proceeds to the Fund assume the sale of all Shares registered under this registration statement, and that all Shares sold will be Class I Shares.

FS Multi-Alternative Advisor, LLC
Investment Adviser
The date of this prospectus is [•], 2019.

Securities Offered.   The Fund engages in a continuous offering of classes of shares of beneficial interest of the Fund. Initially, the Fund will offer Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares. The Fund has registered 160 million Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes. The Fund is offering to sell, through its distributor, ALPS Distributors, Inc., under the terms of this prospectus, 160 million Shares at the then-current NAV per Share of the applicable class, plus, in the case of Class A Shares, Class L Shares and Class T Shares, the applicable Sales Load. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The minimum initial investment by a shareholder for Class A Shares, Class L Shares, Class M Shares and Class T Shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 for regular accounts and $50 for retirement plan accounts. The minimum initial investment for Class I Shares is $1,000,000 while subsequent investments may be made in any amount. Any minimum investment requirement may be waived in the Fund’s sole discretion. During the continuous public offering, Shares will be sold at the then-current net asset value per Share of the applicable class, plus, in the case of Class A Shares, Class L Shares and Class T Shares, the applicable Sales Load. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. See “Plan of Distribution.” The Fund’s continuous public offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the Fund has sold Shares in an amount equal to approximately 160 million Shares. In May 2018, Michael C. Forman purchased $100,000 in Class I Shares to provide the initial capital for the Fund. In addition, in September 2018, March 2019 and April 2019, FS Investments purchased $31.4 million, $800,000 and $40,000, respectively, in Shares and has agreed to purchase up to $9.2 million in additional Shares in the future. As a result, FS Investments and its affiliates therefore may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in this offering and any other offering the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors.
This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the statement of additional information dated [•], 2019 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Investors are advised to read the Statement of Additional Information in its entirety. The Statement of Additional Information and the Fund’s annual and semi-annual reports to holders of shares (“Shareholders”) can be obtained upon request and without charge by writing to the Fund at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling the Fund collect at (215) 495-1150 or by accessing the Fund’s “Literature” page on FS Investments’ website at www.fsinvestments.com. The information on FS Investments’ website is not incorporated by reference into this prospectus and investors should not consider it a part of this prospectus. The table of contents of the Statement of Additional Information appears on page 121 of this prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and to make shareholder inquiries. The Statement of Additional Information, the Fund’s annual and semi-annual reports to Shareholders, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.
The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time, if ever. No secondary market is expected to develop for the Fund’s Shares; liquidity for the Shares will be provided only through quarterly repurchase offers, but for no less than 5% and no more than 25% of the Shares at net asset value, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Types of Investments and Related Risks” below in this prospectus.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling (877) 628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.
You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

i

SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in FS Multi-Alternative Income Fund (the “Fund”). Each prospective investor should carefully read the more detailed information appearing elsewhere in this prospectus and the statement of additional information dated [•], 2019 (the “Statement of Additional Information”).
THE FUND
The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of its Shares at net asset value (“NAV”), which will be calculated on a daily basis. See “Quarterly Repurchases of Shares” and “Determination of Net Asset Value.”
THE ADVISER
FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor” or the “Adviser”) serves as the Fund’s investment adviser. FS Multi-Alternative Advisor is registered as an investment adviser with the U.S. Securities and Exchange Commission the (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). FS Multi-Alternative Advisor oversees the management of the Fund’s activities and is responsible for developing investment guidelines, selecting, monitoring, providing oversight and allocating capital to the Sub-Advisers (as defined below), managing the Fund’s liquidity needs and overseeing investment decisions for the Fund’s portfolio.
FS Multi-Alternative Advisor is a subsidiary of FS Investments (formerly Franklin Square Capital Partners), a national sponsor of alternative investment funds designed for the individual investor.
THE SUB-ADVISERS
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Adviser and one or more sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”, and, together with the Adviser, the “Advisers”), in percentages initially determined at the discretion of the Adviser, subject to the KKR Termination Triggers and GTAM Termination Trigger, as described below. See “How does the Adviser determine asset allocation?” on page 32. The Adviser and Sub-Advisers implement investment strategies that seek to generate attractive total returns consisting primarily of current income by investing in a variety of alternative asset classes and securities. Each Sub-Adviser selected by the Adviser, subject to Shareholder approval, will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Adviser. The Adviser may delegate to certain Sub-Advisers the authority to make investment decisions for the Fund’s portfolio pursuant to investment guidelines developed jointly by the Adviser and such Sub-Adviser, but will be responsible for overseeing such Sub-Advisers, subject to the KKR Termination Triggers and GTAM

Termination Trigger. Pursuant to the KKR Termination Triggers and GTAM Termination Trigger, the Adviser will terminate its relationship with the Fund if certain events occur. For example, the Adviser must terminate its relationship with the Fund pursuant to the KKR Termination Triggers, if among other things and subject to certain exceptions, the Adviser directly manages the Fund’s investments with respect to Private Credit, KKR Credit is no longer the exclusive sub-adviser with respect to Private Credit or the Adviser adds additional strategies before the assets managed by KKR Credit exceed a certain threshold. With respect to the GTAM Termination Trigger, the Adviser must terminate its relationship with the Fund if, subject to certain exceptions, the Adviser adds a fourth strategy before the assets managed by the GoldenTree Sub-Adviser exceed a certain threshold. Please see “KKR Termination Trigger” beginning on page 33 and “GTAM Termination Trigger” on page 34 for a more complete description of the Termination Triggers.
Initially, the Fund expects to focus primarily on three strategies to achieve its investment objective: real estate, private credit and multi-sector credit.
StepStone Group Real Estate LP (“StepStone” or the “Real Estate Sub-Adviser”) will serve as the Fund’s investment Sub-Adviser with respect to real estate-related assets.
KKR Credit Advisors (US) LLC (“KKR Credit” or the “Private Credit Sub-Adviser”) will serve as the Fund’s investment Sub-Adviser with respect to private middle-market debt and equity investments.
GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser” or the “Multi-Sector Credit Sub-Adviser”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), will serve as the Fund’s investment Sub-Adviser with respect to a broad range of multi-sector credit investments.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income, by investing in a diversified portfolio of alternative income strategies. There can be no assurance that the Fund will be able to achieve its investment objective.
INVESTMENT OPPORTUNITIES AND STRATEGIES
Initially, the Fund expects to focus primarily on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit. There is no limit on the duration, maturity, or credit quality of any investment in the Fund’s portfolio.
•
Real Estate.   The Real Estate Sub-Adviser will invest primarily in private real estate debt and equity investment funds managed by institutional investment managers (“Private Investment

Funds”), but may also invest in other real estate securities, including publicly traded real estate investment trusts; publicly traded real estate operating companies; exchange-traded funds (“ETFs”), Index Funds, and other investment vehicles such as closed-end funds, mutual funds and unregistered investment funds that invest principally, directly or indirectly, in real estate.
•
Private Credit.   The Fund has engaged FS Multi-Alternative Advisor and KKR Credit to jointly manage the Fund’s Private Credit Strategy, as if it were hiring a single adviser to manage this strategy. The Private Credit Sub-Adviser will invest primarily in directly originated performing first lien, second lien and unitranche loans and other senior securities issued by U.S. middle-market companies and related instruments, including, but not limited to: (i) directly-originated senior debt and other income-producing securities of private middle market companies consistent with accounts that subscribe to KKR Credit’s direct lending strategy; (ii) syndicated and traded debt securities and bank loans of other issuers; and (iii) any other securities or interests, that are, in each case, consistent with the investment objectives of the Fund and the Private Credit investment guidelines developed jointly by the Adviser and KKR Credit. Other securities or interests may include common or preferred equity and various types of derivatives, including total return swaps (“TRS”), interest rate swaps and foreign currency forward contracts and options.

•
Multi-Sector Credit.   The Multi-Sector Credit Sub-Adviser will invest primarily in debt and equity obligations with varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) public and private below-investment grade and nonrated debt, including 1st lien bank debt, 2nd lien bank debt, revolving loans, below-investment grade senior secured or unsecured bonds, convertible bonds, preferred stock and mezzanine loans; (ii) debt and equity tranches of collateralized loan obligations; structured credit; residential mortgage-backed securities; asset-backed securities (“ABS”); debt and equity tranches of ABS collateralized debt obligations (“CDO”); and any assets underlying the foregoing instruments; (iii) any other securities with fixed-income characteristics, including investment grade debt, debentures, notes, deferred interest, pay-in-kind or zero coupon, equipment lease and trust certificates and commercial paper;

(iv) distressed debt or equity securities, including those acquired in connection with bankruptcies and reorganizations of issuers; (v) treasury and government and agency bonds issued by the U.S. and foreign governments, money markets, bank deposits or commercial paper; (vi) registered investment companies (subject to applicable law) and (vii) equity securities (public and/or private), including common and preferred stocks; convertible securities; rights and warrants; depositary receipts; and pooled investment vehicles, such as real estate investment trusts, other investment companies, such as ETFs, non-ETF exchange-traded vehicles, and partnership interests. There is no geographical or currency limitation on such investments, and these investments may include debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.
Although the amounts allocated among the Adviser and Sub-Advisers may vary over time in response to changing market opportunities, subject to the KKR and GTAM Termination Triggers as more fully described beginning on page 33, it is expected that, in general, each strategy will be allocated between 20%-40% of the Fund’s gross assets. The Adviser may reduce or increase the Fund’s allocation to a particular strategy below or above the indicated ranges, subject to the KKR and GTAM Termination Triggers, as described below. The Adviser expects to rebalance the portfolio on a quarterly basis. The Adviser may add strategies or managers in the future, subject to shareholder approval and subject to the KKR and GTAM Termination Triggers. See “How does the Adviser determine asset allocation?” beginning on page 32.
Unless otherwise stated herein or in the Statement of Additional Information, the Fund’s investment policies are non-fundamental policies and may be changed by the Fund’s board of trustees (the “Board”) without prior approval of the holders of the Shares (the “Shareholders”).
LEVERAGE
The Fund intends to use leverage to pursue its investment objective, including by borrowing funds from banks or other financial institutions, investing in derivative instruments with leverage embedded in them, and/or issuing debt securities. The Fund may borrow money or issue debt securities in an amount up to 33 1∕3% of its Managed Assets (50% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
MANAGEMENT FEE
Under the Fund’s Investment Advisory Agreement (the “Investment Advisory Agreement”), FS Multi-Alternative Advisor is entitled to a “Management Fee” calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. The Management Fee for any partial quarter will be appropriately prorated.
The Fund’s Investment Sub-Advisory Agreements with each Sub-Adviser (the “Investment Sub-Advisory Agreements”) provide that each Sub-Adviser receives a portfolio management fee with respect to the assets that it manages, which is paid by the Adviser out of the Management Fee.
EXPENSE LIMITATION AGREEMENT
FS Multi-Alternative Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which FS Multi-Alternative Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. Additionally, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur, subject to certain limitations. These amounts are included in, and are not in addition to, the Fund’s Expense Limitation.
Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter.
In addition, pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive reimbursement of and/or pay certain of the Fund’s “ordinary operating expenses” (or to cause its affiliates to waive and/or pay such expenses) to the extent necessary to ensure that the Fund’s “ordinary operating expenses” for each class of Shares, as applicable, did not exceed 0.00% of average daily net assets.
By subsequent letter agreements dated February 1, 2019 and April 30, 2019, FS Multi-Alternative Advisor has extended the terms of the Letter Agreement through the fiscal quarter ended April 30, 2019 and the fiscal quarter ending July 31, 2019, respectively.
ADMINISTRATION
Under the Administration Agreement, FS Multi-Alternative Advisor oversees the day-to-day operations of the Fund, including providing the Fund with general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Fund reimburses FS Multi-Alternative Advisor for its actual costs incurred in providing such administrative services to the Fund. Reimbursements of administrative expenses to FS Multi-Alternative Advisor are subject to the Expense Limitation and the terms of the Administration Agreement.
OPERATING EXPENSES
The Fund bears all expenses incurred in its operation, including amounts that the Fund reimburses to FS Multi-Alternative Advisor and the Sub-Advisers for services provided under the Administration Agreement. See “Summary of Fees and Expenses” and “Fund Expenses.”
DISTRIBUTIONS
Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to pay ordinary cash distributions to Shareholders on a quarterly basis. Such regular distributions are expected to be paid using all or a portion of the Fund’s “Available Operating Funds,” which are defined as the Fund’s net investment income after the application of the Expense Limitation, net short-term capital gains and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains). The Fund may also pay distributions from offering proceeds or borrowings, which may constitute a return of an investor’s original investment. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Shares.
Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains. See “Distributions.”
BOARD OF TRUSTEES
The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund, FS Multi-Alternative Advisor or any Sub-Adviser (collectively, “Independent Trustees”). See “Management of the Fund.”
THE OFFERING
The Fund is offering on a continuous basis up to 160 million Shares in multiple classes in this offering (the “Offering”). Shares are offered through the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), at a public offering price equal to the then-current NAV per Share of the applicable class, plus, in the case of Class A Shares, Class L Shares and Class T Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares and up to 3.50% for Class L Shares and Class T Shares. Shares may be purchased on a daily basis on each day that the New York Stock Exchange (the “NYSE”) is open for business.
Affiliates of the Fund have been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares. This Offering currently includes the following classes: Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares. In the future, other classes of Shares may be registered and included in this Offering.

In September 2018, March 2019 and April 2019, FS Investments purchased $31.4 million, $800,000 and $40,000, respectively, in Shares and has agreed to purchase up to $9.2 million in additional Shares in the future.
PLAN OF DISTRIBUTION
This is a continuous offering of Class A, Class I, Class L, Class M and Class T Shares as permitted by the federal securities laws. The Fund’s Shares are offered for sale through the Distributor at NAV plus, in the case of Class A Shares, Class L Shares and Class T Shares, the applicable Sales Load. The Distributor also may enter into agreements with financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) for the sale and servicing of Shares. In reliance on Rule 415, the Fund intends to offer to sell up to 160 million Shares, on a continuous basis, through the Distributor in this Offering. Because the Fund is authorized to issue an unlimited number of Shares, it may register additional Shares from time to time. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in the Shares.
FS Multi-Alternative Advisor or its affiliates, in FS Multi-Alternative Advisor’s discretion, may pay additional compensation from their own resources to Financial Intermediaries in connection with the sale and servicing of Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages, including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries. See “Plan of Distribution.”
INVESTOR SUITABILITY
Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.
ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, IRAs, 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund or FS Multi-Alternative Advisor or any of the Sub-Advisers will be a fiduciary under and within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”
SHAREHOLDER SERVICING
FEES
Class A, Class L and Class T Shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class.
DISTRIBUTION FEES
Class L, Class M and Class T Shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to the respective share class and will be payable on a monthly basis. Class A Shares and Class I Shares are not subject to a Distribution Fee. See “Plan of Distribution”.
TRANSFER AGENT AND FUND ADMINISTRATOR
DST Systems, Inc. (“DST”) serves as the transfer agent of the Fund. FS Multi-Alternative Advisor serves as the Fund’s Administrator. See “Management of the Fund.”
CLOSED-END INTERVAL STRUCTURE; QUARTERLY REPURCHASE OF SHARES
The Fund is organized as a closed-end management investment company structured as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange at this time, and the Fund does not expect any secondary market to develop for the Shares. Therefore, an investment in the Fund, unlike an investment in a mutual fund or a listed closed-end fund, is not a liquid investment. Instead, the Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Fund’s Shares quarterly.
The Fund has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of the Fund’s Shares outstanding. Typically, the Fund will seek to conduct quarterly repurchase offers for 5% of the Fund’s Shares outstanding. Repurchase offers in excess of 5% will be made solely at the discretion of the Board. There is no guarantee that Shareholders will be able to sell all of the Shares they desire to sell in a quarterly repurchase offer. See “Quarterly Repurchases of Shares.”
SHARE CLASSES
The Fund currently intends to offer five different classes of Shares: Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one Share class, the intermediary may help determine which Share class is appropriate for that investor. When selecting a Share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular Share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which Share class to purchase.
VALUATIONS
FS Multi-Alternative Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the Board’s audit committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. See “Determination of Net Asset Value.”
DISTRIBUTION REINVESTMENT PLAN
The Fund will operate under a distribution reinvestment plan (“DRP”) administered by DST. Under the plan, the Fund’s cash distributions are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should notify DST, the Fund’s transfer agent, in writing. The number of

Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the NAV per Share of the applicable class. See “Distributions.”
SUMMARY OF TAXATION
The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the, “Code”). Accordingly, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed to Shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must, among other things, meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of its “investment company taxable income” (which includes its net ordinary income and the excess, if any, of its net short-term capital gains over its net long-term capital losses) and its net tax-exempt interest income, if any. See “Distributions” and “Tax Aspects.”
FISCAL YEAR
For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31.
REPORTS TO SHAREHOLDERS
After the end of each calendar year, the Fund will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for U.S. federal income tax purposes. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the fiscal period for which the report is being made, or as otherwise required by the 1940 Act.
CONFLICTS OF INTEREST
FS Multi-Alternative Advisor, the Sub-Advisers and certain of their affiliates may have certain conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of FS Multi-Alternative Advisor’s and each Sub-Adviser’s time and resources between the Fund and other investment activities; compensation payable by the Fund to FS Multi-Alternative Advisor and its affiliates; competition with certain affiliates of FS Multi-Alternative Advisor or the applicable Sub-Adviser for investment opportunities; investments at different levels of an entity’s capital structure by the Fund and other clients of FS Multi-Alternative Advisor and the applicable Sub-Adviser, subject to the limitations of the 1940 Act; any Sub-Adviser and their respective affiliates’ potential ownership of securities in which the Fund invests; differing recommendations given by FS Multi-Alternative Advisor or the applicable Sub-Adviser to the Fund versus other clients; restrictions on FS Multi-Alternative Advisor’s and the applicable Sub-Adviser’s existing business relationships or use of material non-public information with respect to potential investments by the Fund; and limitations on purchasing or selling securities to other clients of FS Multi-Alternative Advisor, the applicable Sub-Adviser or their respective affiliates and on entering into “joint” transactions with certain of the Fund’s affiliates. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Multi-Alternative Advisor or the Sub-Advisers may result in FS Multi-Alternative Advisor or the Sub-Advisers coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or a Sub-Adviser would otherwise take an action. See “Conflicts of Interest.”
RISK FACTORS
Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of its investment. Below is a summary of some of the principal risks of investing in the Fund. The following is only a summary of certain risks of investing in the Fund. For a more complete discussion of the risks of investment in the Fund, see “Types of Investments and Related Risks.”
Risks related to the Fund’s investments include risks relating to:
•
the value of the Fund’s financial instruments, and the financial markets in general, which may be extremely volatile;

•
the Fund’s investment focus on credit-related financial instruments, which may increase the volatility of investment results over time and create the potential that market movements that impact only specific asset classes or a loss in any such position could have a material adverse impact on the Fund’s financial instruments;

•
the use of short sales, options, leverage, futures, swaps and other derivative instruments and other investment techniques, which may create special risks and substantially increase the impact of adverse price movements on the Fund’s portfolio;

•
the Fund’s investments in distressed assets and/or positions that are illiquid, the realization and/or disposition of which may not occur for an extended period of time;

•
investments in non-U.S. securities and securities denominated in foreign currencies;

•
lack of control over the private investment funds in which the Fund may invest;

•
market disruption and geopolitical events, economic events and market events, and government intervention in the financial markets; and

•
inflation, deflation and interest rate risks.

Other risks relating to the Fund include risks resulting from:
•
the Fund’s lack of operating history and FS Multi-Alternative Advisor’s prior investment adviser experience;

•
the ownership by FS Investments and its affiliates of a significant percentage of the Fund’s outstanding Shares, which will, for the foreseeable future, allow FS Investments and its affiliates to either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors;

•
the Fund’s long-term investment horizon, management and dependence on key personnel;

•
the Fund’s dependence on the success of the Adviser’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers;

•
the liquidity risks associated with the Fund’s closed-end interval fund structure and the fact that the shares of the Fund will not be listed on any national securities exchange at this time, if ever;

•
the anti-takeover provisions in the Fund’s declaration of trust and bylaws;

•
the Fund’s status as a non-diversified investment company;

•
the Fund’s status as a RIC for U.S. federal income tax purposes;

•
the KKR Termination Triggers (which are discussed more fully beginning on page 33), including the risks that (i) if KKR Credit is terminated, the Adviser would also be terminated, which would impose costs on the Fund in order to find a replacement adviser; (ii) the Adviser may have an incentive to allocate at least 20% of the Fund’s assets to KKR Credit to retain KKR Credit as a sub-adviser with respect to Private Credit, even if KKR Credit is underperforming, to prevent the termination of its own advisory agreement with the Fund; and (iii) the Adviser is limited in its ability to add additional strategies to the Fund until the portion of the Fund’s assets allocated to KKR Credit totals $225 million; and

•
the GTAM Termination Trigger (which is discussed more fully on page 34), including the risk that the Adviser is limited in its ability to add additional strategies until the portion of the Fund’s assets allocated to the GoldenTree Sub-Adviser totals $100 million or more.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Fund only if they can sustain a complete loss of their investments.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that holders of Shares can expect to bear directly or indirectly, including the Fund’s annual use of leverage assuming the Fund borrows 15% of its average net assets during the following twelve months.
Shareholder Fees	Class A	Class I	Class L	Class M	Class T
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	5.75%	None	3.50%	None	3.50%
Annual Fund Expenses (as a percentage of average net assets attributable to Shares)(1)
Management Fee(2)	1.84%	1.84%	1.84%	1.84%	1.84%
Interest Payments on Borrowed Funds(3)	0.53%	0.53%	0.53%	0.53%	0.53%
Other Expenses
Shareholder Servicing Expenses(4)	0.25%	None	0.25%	None	0.25%
Distribution Fee(4)	None	None	0.25%	0.25%	0.25%
Remaining Other Expenses(5)	0.89%	0.89%	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses	3.51%	3.26%	3.76%	3.51%	3.76%
Fee waiver and/or Expense Reimbursement	(0.64)%	(0.64)%	(0.64)%	(0.64)%	(0.64)%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)(6)(7)	2.87%	2.62%	3.12%	2.87%	3.12

(1)
Amount assumes that the Fund sells $75.0 million worth of Shares during the following twelve months and that the Fund receives proceeds therefrom of approximately $75.0 million, resulting in estimated average net assets of  $69.1 million. That amount also assumes that the Fund borrows funds equal to 15% of its average net assets during such period. Actual expenses will depend on the number of Shares the Fund sells in this Offering and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will sell $75.0 million worth of Shares during the following twelve months. The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that holders of Shares can expect to bear directly or indirectly without the Fund’s annual use of leverage.

	Class A	Class I	Class L	Class M	Class T
Annual Fund Expenses (as a percentage of average net assets attributable to Shares)
Management Fee	1.60%	1.60%	1.60%	1.60%	1.60%
Other Expenses
Shareholder Servicing Expenses	0.25%	None	0.25%	None	0.25%
Distribution Fee	None	None	0.25%	0.25%	0.25%
Remaining Other Expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses	2.74%	2.49%	2.99%	2.74%	2.99%
Fee waiver and/or Expense Reimbursement	(0.64)%	(0.64)%	(0.64)%	(0.64)%	(0.64)%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	2.10%	1.85%	2.35%	2.10%	2.35%
(2)
The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. The management fee shown in the table above is higher than the contractual rate because the management fee in the table is required to be calculated as a percentage of average net assets, rather than gross assets. Because the Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage, if any, will increase the Management Fee paid to FS Multi-Alternative Advisor.
(3)
Includes estimated interest expenses associated with the Fund’s expected use of leverage at an assumed annual interest rate equal to 3.50%, which is subject to change based on market conditions. These amounts represent both interest payments on debt that the Fund issues and on which it is the borrower.

(4)
Class A Shares, Class L Shares and Class T Shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class. The Class L Shares, Class M Shares and Class T Shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to the respective share class and is payable on a monthly basis. See “Plan of Distribution.” Although Shares issued pursuant to the DRP will not be subject to any Sales Load, such Shares will be subject to the shareholder servicing fee and Distribution Fee, as applicable.

(5)
Other expenses include accounting, legal and auditing fees of the Fund, as well as the reimbursement of salaries and direct expenses of administrative personnel and fees payable to the Trustees who do not also serve in an executive officer capacity for the Fund or FS Multi-Alternative Advisor. The amount presented in the table estimates the amounts the Fund expects to pay during the following twelve months, assuming the Fund raises $75.0 million of proceeds during such time and the fund borrows approximately 15% of its average net assets during such period. If the Fund raises a lower amount of proceeds during such period, all else being equal, other expenses would be higher as a percentage of average net assets attributable to Shares.

(6)
FS Multi-Alternative Advisor and the Fund have entered into the Expense Limitation Agreement under which FS Multi-Alternative Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

(7)
Pursuant to a Letter Agreement dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter. In addition, pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive reimbursement of and/or pay certain of the Fund’s “ordinary operating expenses” (or to cause its affiliates to waive and/or pay such expenses) to the extent necessary to ensure that the Fund’s “ordinary operating expenses” for each class of Shares, as applicable, did not exceed 0.00% of average daily net assets. By subsequent letter agreements dated February 1, 2019 and April 30, 2019, FS Multi-Alternative Advisor has extended the terms of the Letter Agreement through the fiscal quarter ended April 30, 2019 and the fiscal quarter ending July 31, 2019, respectively.

The Fees and Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. More information about discounts that may apply to purchases of Class A Shares, Class L Shares and Class T Shares is available from your financial professional and in “Plan of Distribution” starting on page 109 of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 77 of this prospectus.
Examples:
The following examples demonstrate the projected dollar amount of total expenses that would be incurred over various periods with respect to a $1,000 investment assuming the Fund’s direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (assuming the Fund borrows an amount equal to 15% of its average net assets) and Shares earn a 5.0% annual return:
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$85	$141	$200	$359
Class I	$27	$81	$139	$295
Class L	$65	$128	$193	$366
Class M	$29	$89	$151	$319
Class T	$65	$128	$193	$366
The examples and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the examples assume a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. In addition, the examples assume reinvestment of all distributions pursuant to the DRP. If Shareholders request repurchase proceeds be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST (currently $20). If a Shareholder requests an expedited payment by wire transfer, the applicable outgoing wire transfer fee may be deducted from the Shareholder’s repurchase proceeds. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses,” “Management Fee” and “Plan of Distribution.”

FINANCIAL HIGHLIGHTS
The financial highlights in the tables below are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund Share. All amounts are in thousands, except Share and per Share amounts. The information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s most recent audited financial statements is included in the Fund’s Annual Report for the year ended October 31, 2018. The Fund’s Annual Report has been filed with the SEC and is available on the SEC’s website at www.sec.gov, and is also available free of charge from the Fund upon request. This information should be read in conjunction with the financial statements and related notes, which are included in the Fund’s Annual Report and attached as Appendix F to the statement of additional information. Because the Fund commenced operations on September 27, 2018, the financial highlights are not representative of a full year of operations.
FS Multi-Alternative Income Fund
Consolidated Financial Highlights — Class A Shares
(in thousands, except share and per share data)
Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%
Ratio of total expenses to average net assets(5)	3.68%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.33%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.
(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.38)% for the period.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights — Class I Shares
(in thousands, except share and per share data)
Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	0.00
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	2,513,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$31,326
Ratio of net investment income (loss) to average net assets(5)(6)	0.22%
Ratio of total expenses to average net assets(5)	3.43%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.08%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.13)% for the period.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights — Class L Shares
(in thousands, except share and per share data)
Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.28)%
Ratio of total expenses to average net assets(5)	3.93%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.58%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.63)% for the period.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights — Class M Shares
(in thousands, except share and per share data)
Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%
Ratio of total expenses to average net assets(5)	3.68%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.33%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.38)% for the period.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights — Class T Shares
(in thousands, except share and per share data)
Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.28)%
Ratio of total expenses to average net assets(5)	3.93%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.58%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.63)% for the period.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or the Fund’s future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:
•
the Fund’s future operating results;

•
the Fund’s business prospects and the prospects of the companies in which the Fund may invest;

•
the impact of the investments that the Fund expects to make;

•
the ability of the Fund’s portfolio companies to achieve their objectives;

•
the Fund’s current and expected financing arrangements and investments;

•
changes in the general interest rate environment;

•
the adequacy of the Fund’s cash resources, financing sources and working capital;

•
the timing and amount of cash flows, distributions and dividends, if any, from the Fund’s portfolio companies;

•
the Fund’s contractual arrangements and relationships with third parties;

•
actual and potential conflicts of interest among FS Multi-Alternative Advisor, the Sub-Advisers and any of their affiliates, including the allocation of FS Multi-Alternative Advisor’s or the Sub-Advisers’ resources between the Fund and other investment activities;

•
the dependence of the Fund’s future success on the general economy and its effects on the industries in which the Fund may invest;

•
the Fund’s use of financial leverage, if any;

•
the ability of the Advisers to locate suitable investments for the Fund and to monitor and administer the Fund’s investments;

•
the ability of the Advisers or their affiliates to attract and retain highly talented professionals;

•
the Fund’s ability to maintain its qualification as a RIC;

•
the impact on the Fund’s business of The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules and regulations thereunder;

•
the effect of changes to tax legislation and the Fund’s tax position; and

•
the tax status of the enterprises in which the Fund may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. The Fund’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Types of Investments and Related Risks” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:
•
changes in the economy, including material changes in interest rates or credit spreads;

•
risks associated with possible disruption in the Fund’s operations or the economy generally due to terrorism or natural disasters; and

•
future changes in laws or regulations and conditions in the Fund’s operating areas.

The Fund has based the forward-looking statements included in this prospectus on information available to the Fund on the date of this prospectus. Except as required by the federal securities laws, the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Prospective investors are advised to consult any additional disclosures that the Fund may make directly to such prospective investors or through reports that the Fund may file in the future with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
MARKET DATA
Certain market data and forecasts contained in this prospectus have been obtained from independent industry sources as well as from research reports prepared for other purposes. The Fund has not independently verified the data obtained from these sources, and the Fund cannot assure you of the accuracy or completeness of any such data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements contained in this prospectus.
THE FUND
The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund and registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on April 9, 2018 and has no operating history. The Fund raised its initial capital through a private placement and commenced investment operations on September 27, 2018. The principal office of the Fund is located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and its telephone number is (215) 495-1150.
FS Multi-Alternative Advisor is the investment adviser to the Fund. FS Multi-Alternative Advisor oversees the management of the Fund’s activities and is responsible for developing investment guidelines, selecting, monitoring, providing oversight and allocating capital to the Sub-Advisers (subject to the KKR and GTAM Termination Triggers, which are discussed more fully beginning on page 33), managing the Fund’s liquidity needs and overseeing investment decisions for the Fund’s portfolio. See “The Adviser.” FS Multi-Alternative Advisor has engaged the Sub-Advisers to act as the Fund’s investment sub-advisers. Each Sub-Adviser selected by the Adviser, subject to Shareholder approval, will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Adviser. The Adviser may delegate to certain Sub-Advisers the authority to make investment decisions for the Fund’s portfolio pursuant to investment guidelines developed jointly by the Adviser and such Sub-Adviser, but will be responsible for overseeing such Sub-Advisers, subject to the KKR and GTAM Termination Triggers. Initially, the Fund expects to focus primarily on three strategies to achieve its investment objective: real estate, private credit and multi-sector credit. See “The Sub-Advisers.” Responsibility for monitoring and overseeing the Fund’s management and operation is vested in the individuals who serve on the Board. See “Management of the Fund.”
THE ADVISER
FS Multi-Alternative Advisor, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. The principal office of FS Multi-Alternative Advisor is located at 201 Rouse Boulevard, Philadelphia, PA 19112. FS Multi-Alternative Advisor is an affiliate of FS Investments, a national sponsor of alternative investment funds designed for the individual investor.
The Fund’s chairman, president and chief executive officer, Michael C. Forman, has led FS Multi-Alternative Advisor since its inception. In 2007, he co-founded FS Investments with the goal of delivering alternative investment funds, advised by what FS Investments believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FS Multi-Alternative Advisor, Mr. Forman currently serves as chairman, president and/or chief executive officer of the FS Investments funds and their affiliated investment advisers.

FS Multi-Alternative Advisor’s senior management team has significant experience in private debt, private equity and real estate investing, and has developed an expertise in using all levels of the corporate capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as closed-end management investment companies. The Fund believes that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Multi-Alternative Advisor’s management team, will allow FS Multi-Alternative Advisor to successfully execute the investment strategy of the Fund. See “Management of the Fund” for biographical information regarding FS Multi-Alternative Advisor’s senior management team.
The Investment Advisory Agreement became effective on September 12, 2018 and will continue in effect for a period of two years from its effective date. If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement and the Administration Agreement may be terminated at any time, without penalty, by FS Multi-Alternative Advisor, upon 60 days’ notice to the Fund.
THE SUB-ADVISERS
FS Multi-Alternative Advisor has initially engaged the GoldenTree Sub-Adviser, KKR Credit and StepStone to act as the Fund’s investment sub-advisers. Please see “Management of the Fund” for information on the Key Personnel of each Sub-Adviser.
StepStone:
StepStone Group Real Estate is the real estate asset advisor and manager of StepStone Group LP, a global private markets specialist that oversees over $255 billion of private capital allocations, including more than $204 billion of assets under advisement and $51 billion of assets under management as of December 31, 2018. StepStone Group offers customized solutions across all global private markets — private equity, real estate equity, private debt, and infrastructure equity — through synergistic investment strategies: fund investments, secondaries and co-investments. StepStone Group operates as a global business with broad geographic distribution of firm-wide responsibilities with 18 offices across 13 countries. Each of our offices — Beijing, Cleveland, Dublin, Hong Kong, La Jolla, Lima, London, Luxembourg, New York, Perth, Rome, San Francisco, São Paulo, Seoul, Sydney, Tokyo, Toronto, and Zurich — is led by one or more senior investment professionals who ensure coordination and consistency with respect to Firm-wide activities. Each office is supported locally by investment professionals possessing valuable regional insights, language proficiency, and relationships. For more information, please visit www.stepstoneglobal.com. See “Management of the Fund” for biographical information regarding StepStone Group Real Estate’s investment management team.
StepStone Real Estate has significant strength as investors across the investment segments and currently oversees over $100 billion of total capital allocations, including over $5 billion of assets under management. StepStone Real Estate comprises 54 dedicated employees in nine offices globally, with 19 highly experienced senior (Vice President and above) research professionals. In 2017, the investment team advised on over $12 billion of capital and held over 500 manager meetings.
StepStone Group Real Estate LP has been registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2015, SEC file No. 801-106835.
KKR Credit:
KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the “Advisers Act”). Together with its affiliates, KKR Credit Advisors (Ireland)

Unlimited Company and KKR Credit Advisors (EMEA) LLP, KKR Credit had an aggregate of over $65.6 billion of assets under management as of December 31, 2018 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. Inc. (“KKR & Co.”). KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with approximately $194.7 billion in assets under management as of December 31, 2018 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR & Co. portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities to others through its capital markets business.
KKR & Co.’s business offers a broad range of investment management services to its fund investors and provides capital markets services to KKR & Co., its portfolio companies and third parties. Throughout KKR & Co.’s history, KKR & Co. has consistently been a leader in the private equity industry. KKR & Co. has grown its firm by expanding its geographical presence and building businesses in new areas, such as credit, special situations, hedge funds, collateralized loan obligations, capital markets, infrastructure, energy and real estate. These efforts build on KKR & Co.’s core principles and industry expertise, allowing KKR & Co. to leverage the intellectual capital and synergies in its businesses, and to capitalize on a broader range of the opportunities it sources. Additionally, KKR & Co. has increased its focus on meeting the needs of its existing fund investors and in developing relationships with new investors in its funds.
KKR & Co. conducts its business with offices throughout the world, providing it with a pre-eminent global platform for sourcing transactions, raising capital and carrying out capital markets activities. KKR & Co.’s growth has been driven by value that it has created through its operationally focused investment approach, the expansion of its existing businesses, its entry into new lines of business, innovation in the products that it offers investors in its funds, an increased focus on providing tailored solutions to its clients and the integration of capital markets distribution activities.
KKR & Co. has also used its balance sheet as a significant source of capital to further grow and expand its business, increase its participation in its existing businesses and further align its interests with those of its fund investors and other stakeholders.
KKR & Co.’s address is 9 West 57th Street, Suite 4200, New York, NY 10019. See “Management of the Fund” for biographical information regarding KKR & Co.’s investment management team.
GoldenTree:
The GoldenTree Sub-Adviser will have full access to GoldenTree’s investment professionals and personnel as well as its administrative and operational support. GoldenTree is an employee-owned, global asset management firm that specializes in opportunities across the credit universe in sectors such as high yield bonds, leveraged loans, distressed, structured products, emerging markets, private equity and credit-themed equities. GoldenTree was founded in 2000 by Steven Tananbaum and is one of the largest independent asset managers focused on credit. The principal office of GoldenTree is located at 300 Park Avenue, 21st Floor, New York, NY 10022. GoldenTree manages over $29 billion for institutional investors including leading public and corporate pensions, endowments, foundations, insurance companies and sovereign wealth funds. It had over $27 billion of assets under management as of August 1, 2018. GoldenTree’s investment team is one of the most senior teams of investment professionals focused on the credit markets. GoldenTree has approximately 50 investment professionals in New York and London, with 18 years of experience on average. GoldenTree believes the number and experience of GoldenTree’s investment team is a key competitive advantage in evaluating investment opportunities across credit markets.

GoldenTree’s investment process focuses on disciplined, fundamental value analysis and invests only where in its view there is a catalyst to realize value and a margin of safety that limits the risk of loss. GoldenTree has a differentiated track record spanning over 18 years capturing value across a large, diverse universe of credit instruments including bonds, loans, and structured products. GoldenTree believes its strategy stands apart from its peers due to GoldenTree’s disciplined investment process and experienced investment team that enable the Fund to opportunistically invest across credit sectors, deploying capital to sectors and securities which GoldenTree believes offer the most attractive risk-adjusted returns. GoldenTree’s specialist expertise across bonds, loans, and structured products is critical in implementing a global multi-sector credit strategy. See “Management of the Fund” for biographical information regarding GoldenTree’s investment management team.

USE OF PROCEEDS
The net proceeds of this Offering of Shares, after payment of the applicable Sales Load, will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt and no later than three months after receipt. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate. While the Fund does not anticipate a delay in the investment of net proceeds from investors, the Fund will seek shareholder approval if the net proceeds are not invested within six months of the Fund’s initial offering in accordance with the rules under the 1940 Act.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES
Investment Objective
The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income, by investing in a diversified portfolio of alternative income strategies. There can be no assurance that the Fund will be able to achieve its investment objective.
Investment Opportunities and Strategies
General Investment Strategy.   FS Multi-Alternative Advisor, the investment adviser to the Fund, seeks to achieve the Fund’s investment objective by using a multi-manager, multi-strategy approach whereby the Fund’s assets are allocated among the Adviser and one or more Sub-Advisers in percentages initially determined at the discretion of the Adviser. Initially, the Fund expects to focus primarily on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit. The portfolio will primarily consist of a range of secured and unsecured debt obligations, which may be syndicated or directly originated, structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds. There is no limit on the duration, maturity, or credit quality of any investment in the Fund’s portfolio. The Adviser maintains primary responsibility for allocating Fund assets to the Sub-Advisers and will select and determine the percentage of Fund assets to allocate to each Sub-Adviser, subject to the KKR and GTAM Termination Triggers, as more fully described beginning on page 33, as described below. While the Adviser delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and the allocation amongst these strategies may vary over time in response to changing market opportunities, subject to the KKR and GTAM Termination Triggers. In addition, the Adviser reserves the right to add strategies or managers as desired, subject to shareholder approval and the KKR Termination Triggers and GTAM Termination Trigger.
We believe the Fund can be an attractive complement to traditional fixed income strategies and may offer the following benefits to investors:
Multiple potential drivers of return:   By investing across multiple alternative income strategies and Sub-Advisers, investors can realize the benefit of exposure to unique and complementary market sectors where performance tends to vary substantially. Private credit provides access to a differentiated market segment that is difficult to access and can offer a yield premium to debt investments sourced through public markets. The range of tools for value creation in private credit markets further allows for potential return enhancement given managers are less constrained and often activist in their approach, have the benefit of less liquid capital that can be deployed at will, and are able to use utilize moderate levels of leverage to generate higher returns. Through its real estate strategy, the Fund intends to invest in a portfolio of institutional quality real estate and real estate-related investments, which will primarily be comprised of private commercial real estate (“CRE”) investment funds. The Fund expects that its investments will provide investment exposure across real estate asset classes, property types, positions in the capital stack and geographic locations. Through its real estate allocation, the Fund seeks to generate a stable income stream of attractive and consistent cash distributions combined with the competitive total returns. Last, a flexible, multi-sector credit mandate enables the Fund to successfully capture returns across less efficient sectors of the market without constraints to geography or debt seniority. As market conditions continue to change, an opportunistic and flexible approach to investing allows the Fund to identify idiosyncratic return drivers across market cycles.
Asset class, strategy and manager diversification to reduce volatility:   The Fund employs a multi-strategy approach in an attempt to afford the Adviser the flexibility to deploy assets in a wide array of investment strategies that may perform differently throughout an economic cycle. Therefore, a multi-manager, multi-strategy approach should assist the Fund in achieving its objective of lower portfolio volatility as well as lower correlation with traditional equity and fixed income markets. The breadth of the opportunity set across real estate debt and equity, private and multi-sector credit provides the potential to dampen the volatility of a traditional portfolio, which is critical in today’s market environment when traditional assets are highly correlated during times of stress. FS Multi-Alternative Income Fund provides investors with differentiated investments across industries and market sectors, providing potential capital protection.
Access to Institutional Managers.   Many real estate, private credit and multi-sector credit investment funds are intended for large, institutional investors and have a large minimum investment size and other criteria that might otherwise limit availability to individual, non-institutional investors. Following extensive due diligence across the alternatives marketplace, the Adviser believes it has chosen leading asset managers in their respective investment disciplines that individual investors can invest with in the Fund. The Adviser intends to benefit from the market presence, scale, infrastructure and demonstrated investment experience of its Sub-Advisers to gain access to high-quality transaction flow. With the expertise, global presence and institutional quality investment management capabilities of the Sub-Advisers, we believe FS Multi-Alternative Income Fund has the resources to find opportunities across the private credit, multi-sector credit and real estate markets.
Simplified Allocation to Alternatives.   FS Multi-Alternative Income Fund is designed to offer a more effective approach to asset allocation whereby the Fund provides investors with an alternatives allocation with a differentiated return profile to traditional equity or fixed income benchmarks. Investors who prefer to delegate manager and strategy selection to an experienced and dedicated alternatives investment manager will eliminate the need to choose a manager or strategy and when to rebalance. FS Multi-Alternative Income Fund seeks to help resolve an investor’s challenge of selecting individual alternative investments.
Portfolio Composition
The Fund’s portfolio will consist of the following primary investment strategies:
Real Estate:   The Fund will execute its investment strategy primarily by seeking to invest in a broad portfolio of Private Investment Funds. The CRE assets underlying the Fund’s private investments will primarily consist of two broad categories of real estate and four broad types of real estate. The two broad categories of underlying commercial real estate are core and non-core. In addition, the four broad types of underlying commercial real estate are office, retail, multifamily and industrial. The Fund may also invest in ETFs, Index Funds, Public REITs and other investment vehicles.
Private Credit:   The Private Credit Sub-Adviser plans to pursue a strategy focused on investing primarily in directly originated performing first lien, second lien and unitranche loans and other senior securities issued by U.S. middle-market companies and related instruments, including, but not limited to (i) directly-originated senior debt and other income-producing securities of private middle market companies consistent with accounts that subscribe to KKR Credit’s direct lending strategy; (ii) syndicated and traded debt securities and bank loans of other issuers; and (iii) any other securities or interests, that are, in each case, consistent with the investment objectives of the Fund and the Private Credit investment guidelines jointly developed by the Adviser and KKR Credit. Other securities or interests may include common or preferred equity and various types of derivatives, including TRS, interest rate swaps and foreign currency forward contracts and options.
Multi-Sector Credit:   The Multi-Sector Credit Sub-Adviser will invest primarily in debt and equity obligations with varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) public and private below-investment grade and nonrated debt, including 1st lien bank debt, 2nd lien bank debt, revolving loans, below-investment grade senior secured or unsecured bonds, convertible bonds, preferred stock and mezzanine loans; (ii) debt and equity tranches of collateralized loan obligations; structured credit; residential mortgage-backed securities; ABSs; debt and equity tranches of CDOs; and any assets underlying the foregoing instruments; (iii) any other securities with fixed-income characteristics, including investment grade debt, debentures, notes, deferred interest, pay-in-kind or zero coupon, equipment lease and trust certificates and commercial paper; (iv) distressed debt or equity securities, including those acquired in connection with bankruptcies and reorganizations of issuers; (v) treasury and government and agency bonds issued by the U.S. and foreign governments, money markets, bank deposits or commercial paper; (vi) registered investment companies (subject to applicable law) and (vii) equity securities (public and/or private), including common and preferred stocks; convertible securities; rights and warrants; depositary receipts; and pooled investment vehicles, such as real estate investment trusts, other investment companies, such as ETFs, non-ETF exchange-traded vehicles, and partnership interests. There is no geographical or currency limitation on such investments, and these investments may include debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.
The Investment Process
When implementing a multi-manager, multi-strategy investment strategy, a robust Sub-Adviser research, due diligence, selection and allocation process is critical to achieve the Fund’s investment objective.
How does the Adviser find institutional quality managers?
The Adviser selects Sub-Advisers who satisfy a rigorous selection process which may include, but is not limited to:
•
The degree to which a specific Sub-Adviser’s investment style complements and balances the Fund’s portfolio with respect to the strategies by other Sub-Advisers;

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A disciplined investment process and the ability of a Sub-Adviser to consistently and effectively apply its investment approach;

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Stability of team and firm’s organizational structure;

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Ability to produce attractive long-term, risk-adjusted results;

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Ability to manage risks;

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Ability to perform well in markets where investment conditions are difficult; and

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Operational competence.

How does the Adviser determine asset allocation?
When determining asset allocation, the Adviser utilizes a clear and comprehensive quantitative and qualitative due diligence process to determine the optimal portfolio mix. Portfolio construction techniques are guided by the following:
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Strategy Allocation and Sizing:   Through intelligent allocation weights, the Fund’s investment allocations seek to attain portfolio stability and favorable risk adjusted returns in a manner the Adviser believes will meet the Fund’s investment objective;

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Geography:   Asset holdings across the three investment strategies will primarily be focused in the U.S. with other holdings across Europe, Asia, Australia and other emerging market regions;

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Liquidity:   The Adviser will evaluate and monitor the liquidity profile of the Fund’s underlying investments to maintain the Fund’s ability to comply with its distribution policies and repurchase program obligations;

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Risk Management & Portfolio Monitoring:   Assessment of risk includes but is not limited to evaluating standard deviation of returns, management risk, portfolio concentration, cyclical nature of sectors, among others; and

•
Ongoing analysis of Advisers:   Assess the risk/reward and performance of the Sub-Advisers relative to peers and industry benchmarks to ensure each Sub-Adviser continues to manage to its stated investment philosophy.

KKR Termination Trigger.   The Adviser reserves the right to add strategies or managers as desired, subject to shareholder approval; provided, however, that the Adviser will terminate its relationship with the Fund if any of the following events occur (collectively, the “KKR Termination Triggers”) (each, as more fully described in the Sub-Advisory Agreement with KKR Credit):
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Prior to the period commencing on the date that KKR Credit begins investment operations for the Fund (the “KKR Commencement Date”) until the 18-month anniversary of the KKR Commencement Date (the “Order End Date”), (1) the Adviser engages a sub-adviser for the Fund other than KKR Credit with respect to Private Credit, (2) the Adviser directly manages the Fund’s investments with respect to Private Credit, (3) the Adviser permits any other advisor of the Fund (including the Sub-Advisers and their affiliates or any affiliate of the Adviser) to allocate 40% or more of its managed assets to investments in Private Credit, or (3) KKR Credit is no longer the Fund’s exclusive sub-adviser with respect to Private Credit. If the Order (as defined below) is not received by the Order End Date, however, then the Adviser may engage an investment sub-adviser in addition to KKR Credit with respect to Private Credit, and the Adviser may allow any other advisor to allocate 40% or more of its managed assets to investments in Private Credit.

•
Following receipt of the amendment to KKR Credit’s existing exemptive relief order from the SEC to permit the Fund to co-invest in certain privately negotiated investment transactions with other accounts managed by KKR Credit (the “Order”), the Sub-Advisory Agreement with KKR Credit is terminated by the Adviser other than “for cause” or is not otherwise renewed by the Board of Trustees.

•
Following receipt of the Order, with respect to Private Credit, (1) the Adviser engages a sub-adviser for the Fund other than KKR Credit, (2) KKR Credit is no longer the Fund’s exclusive sub-adviser, (3) the Adviser permits any other adviser of the Fund (including the Sub-Advisers and their affiliates or any affiliate of the Adviser) to allocate 40% or more of its managed assets to investments in Private Credit, or (4) the Adviser directly manages the Fund’s investments (provided that this termination trigger does not apply to (1), (2) or (4) above if  (i) KKR Credit does not agree to a reduction in its sub-advisory fee pro rata with any reduction of the Fund’s base management fee beginning from 1.50%; or (ii) the Order is not received by the Order End Date and the Adviser retains another sub-adviser with respect to Private Credit prior to the receipt of the Order.

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Following receipt of the Order, and after any strategies other than Real Estate, Private Credit and Multi-Sector Credit are added by the Adviser, the portion of the Fund’s assets allocated to KKR Credit (the gross amount of such assets, the “KKR Managed Assets”) is, as a result of reallocation of the KKR Managed Assets to any other adviser or sub-adviser, reduced by the Adviser to below 20% of the average fair value of the Fund’s investment portfolio over the six-month period immediately preceding the addition of the most recent incremental strategy.

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The Adviser adds more than three strategies before the KKR Managed Assets total $225 million or more (including any seed capital provided by the Adviser or a Sub-Adviser) (the “KKR Threshold”); provided, however, that (i) this Termination Trigger will not apply if the Order is not obtained by the Order End Date and (ii) once the KKR Threshold is achieved, the Adviser may add incremental strategies to the extent permitted by the Sub-Advisory Agreement with KKR Credit.

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Following receipt of the Order, the Adviser fails to provide KKR Credit with a right of first refusal to manage an incremental strategy primarily focused on directly originated performing first lien, second lien and unitranche loans and other senior securities issued by U.S. lower middle-market companies; provided, however, that this Termination Trigger will not apply if the Order is not received by the Order End Date and the Adviser retains another sub-adviser prior to receipt of the Order.

 The Adviser, however, is generally not required to terminate its relationship with the Fund so long as, following the occurrence of a KKR Termination Trigger, the Adviser is attempting in good faith to cure such Termination Trigger, and such Termination Trigger is cured within 12 months of the date of its occurrence. Further, if KKR Credit resigns at any time, the Adviser is not required to terminate its advisory relationship with the Fund.
GTAM Termination Trigger.   The Adviser reserves the right to add strategies or managers as desired, subject to shareholder approval; provided, however, that the Adviser will terminate its relationship with the Fund if the following event occurs (the “GTAM Termination Trigger”):
•
The Adviser adds a fourth strategy before the assets that are allocated to the GoldenTree Sub-Adviser (the gross amount of such assets, the “GoldenTree Managed Assets”) total $100 million or more (including any seed capital provided by the Adviser or a Sub-Adviser) (the “GTAM Threshold”).

Once the GTAM Threshold is achieved, the Adviser may add a fourth strategy at its discretion, notwithstanding that the GoldenTree Managed Assets may decrease below $100 million following such time.
The Adviser, however, is not required to terminate its relationship with the Fund so long as, following the occurrence of the GTAM Termination Trigger, the Adviser is attempting in good faith to cure such Termination Trigger, and such Termination Trigger is cured within 12 months of the date of its occurrence. In addition, the Adviser will not be required to terminate its relationship with the Fund if the GoldenTree Sub-Adviser resigns at any time or provides the Adviser with written notice of a waiver of the GTAM Termination Trigger.
Leverage
The Fund intends to use leverage to pursue its investment objective, including by borrowing funds from banks or other financial institutions, investing in derivative instruments with leverage embedded in them, and/or issuing debt securities. The Fund may borrow money or issue debt securities in an amount up to 33 1∕3% of its Managed Assets (50% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund may also use leverage to fund distributions and its quarterly repurchase offers.
The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Shares. During periods in which the Fund is using leverage, the fees paid to FS Multi-Alternative Advisor will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s gross assets, which includes the proceeds from leverage. The Fund’s leverage strategy may not be successful.
Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. FS Multi-Alternative Advisor does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to use leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through share repurchases), if immediately after doing so it will have an asset coverage ratio of less than 300%. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if  (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of the Fund.
See “Types of Investments and Related Risks — Risks Relating to Investment Strategies and Fund Investments — Leverage Risk” for an illustration of the effect of leverage on returns from an investment in the Shares.
The Fund may leverage its portfolio by entering into one or more credit facilities. If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenants and default provisions. There can be no assurances that the Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of debt securities or by the use of other forms of leverage.
The Fund may also use derivative strategies that have economic leverage embedded in them. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
For risks associated with the Fund’s leverage strategies and the transactions associated therewith, see “Types of Investments and Related Risks.”
Temporary Investments
For defensive purposes, during periods in which FS Multi-Alternative Advisor and the Sub-Advisers determine that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Segregation and Cover Requirements
As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives and certain other portfolio transactions that could be considered “senior securities” as defined in Section 18(g) of the 1940 Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund may enter into agreements with a futures commission merchant which provides for cash settlement of the Fund’s physical deliverable futures contracts. If this occurs, the Fund will treat such futures contracts as being cash-settled for purposes of determining the Fund’s asset coverage requirements. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
Portfolio Turnover
Although the Fund does not expect to incur portfolio turnover at a rate of more than 100% in any fiscal year, the Fund is actively managed and accordingly, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and may also have certain adverse tax consequences for Shareholders.
Valuation Process
At the close of each business day, FS Multi-Alternative Advisor will value the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which were developed by the Board’s audit committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s valuation process. See “Determination of Net Asset Value.”

TYPES OF INVESTMENTS AND RELATED RISKS
Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this prospectus. During the pendency of this Offering, the Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.
Risks Relating to Investment Strategies and Fund Investments
Investment and Market Risk.   An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of senior loans, corporate bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for senior loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and corporate bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major borrower, movements in indices tied to these markets or related securities or investments, or a change in the market’s perception of senior loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and corporate bonds. At any point in time, an investment in the Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of Shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks and, in turn, the risks to the Shareholders. Use of leverage is subject to the risks described below under “Leverage Risk.”
Focused Investment Risk.   To the extent that the Fund focuses its investments in a particular industry, the NAV of the common shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.
Senior Loans Risk.   The senior loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk.” Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.
Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Shares. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a senior loan. The collateral securing a senior loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Additionally, a senior loan may be “primed” in bankruptcy, which reduces the ability of the holders of the senior loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing senior loans or secured corporate bonds.
There may be less readily available information about most senior loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, FS Multi-Alternative Advisor will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources.
The secondary trading market for senior loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain senior loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, investments in bank loans may not be securities and may not have the protections of the federal securities laws.
Senior loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the net asset value of Shares. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the net asset value of the Shares.
Senior loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of FS Multi-Alternative Advisor, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund may acquire senior loans through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation and (ii) both the borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions.” Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the senior loan.
Subordinated Loans Risk.   Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Corporate Bond Risk.   The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the borrower, such as investors’ perceptions of the creditworthiness of the borrower, the borrower’s financial performance, perceptions of the borrower in the market place, performance of management of the borrower, the borrower’s capital structure and use of financial leverage and demand for the borrower’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “Credit risk,” “Prepayment risk” and “Inflation/deflation risk.” There is a risk that the borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund expects to invest in corporate bonds that are high yield issues rated below investment grade. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse borrower-specific developments. High yield corporate bonds are subject to the risks described under “Below investment grade rating risk.”
Mezzanine Investments Risk.   The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those applicable to the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.
CLO Securities Risk.   The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other risks detailed below under “Structured products risk,” and other market and asset specific risks.
CLO Securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs.
CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.
The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.
The Fund may invest in any portion of the capital structure of CLOs (including the subordinated or residual tranche). As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.
The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities’ issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.
Payments to holders of CLO securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO securities to pay such deficiency will be extinguished.
The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Asset-Backed Securities Risk.   Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.
Residential Mortgage-Backed Securities.   The Fund’s portfolio may include residential mortgage-backed securities (“RMBS”). Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.
Further, each underlying residential mortgage loan in an issue of RMBS may have a balloon payment due on its maturity date. Balloon residential mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the related issue of RMBS may experience losses.
Certain mortgage loans may be of sub-prime credit quality. Originators of loans make sub-prime mortgage loans to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired or limited past credit history, lower credit scores, high loan-to-value ratios or high debt-to-income ratios. As a result of these factors, delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Below Investment Grade Rating Risk.   The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high yield” securities or “junk bonds.” Below investment grade senior loans, high yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Multi-Alternative Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
The secondary market for below investment grade corporate bonds and senior loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on FS Multi-Alternative Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund may invest in debt instruments, including securities of stressed issuers, rated in the lower rating categories (“Caa1” or lower by Moody’s, “CCC+” or lower by S&P or “CCC+” or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. See “— Special Situations and Stressed Investments Risk.”
Special Situations and Stressed Investments Risk.   The Fund may invest in special situation investments. Although such investments may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of FS Multi-Alternative Advisor. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain accurate information as to the financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.
The Fund may make such investments when FS Multi-Alternative Advisor believes it is reasonably likely that the stressed issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a special situation investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the special situation investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the special situation investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in special situation investments, the Fund’s ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by special situation investments will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the special situation investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to special situation investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of special situation investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.
Credit Risk.   Credit risk is the risk that one or more loans or debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because one or more borrowers experiences an actual or perceived decline in its condition, financial or otherwise, or in its prospects. While a senior position in the capital structure of a borrower may provide some protection with respect to the Fund’s investments in senior loans, losses may still occur because the market value of the senior loans is affected by the creditworthiness of the borrowers and by general economic and industry-specific conditions. To the extent the Fund invests in below investment grade securities or loans, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the borrower’s revenues or a general economic downturn, than are the prices of higher grade securities or loans.
Some senior loans are not readily marketable and may be subject to restrictions on resale. Senior loans generally are not listed on any national securities exchange and no active trading market may exist for the senior loans in which the Fund may invest. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, investments in bank loans may not be securities and may not have the protections of the federal securities laws. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. FS Multi-Alternative Advisor’s judgment may play a greater role in the valuation process. See “Valuation Risk.”
Reinvestment Risk.   The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of an investment in a portfolio company.
Inflation/Deflation Risk.   Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Shareholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of borrowers and may make borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Structured Products Risk.
General.   The Fund may invest in structured products, including, without limitation, CLO securities and structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The risks associated with investments in CLO securities are described above under “CLO Securities Risk.”
The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.
Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market. Where the Fund’s investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.
The Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities, described above under “Below investment grade rating risk.” Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
Structured Notes Risk.   Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Derivatives Risks.
General Risks Associated with Derivatives.   The Fund may use derivative instruments including, in particular, swaps (including, TRS), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including, but not limited to, the following:
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Counterparty Risk.   The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivatives will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Currency Risk.   The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk.   The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk.   The risk that certain instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter (“OTC”) derivative transactions. The illiquidity of OTC derivative transactions may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. Such illiquidity may also make it more difficult for the Fund to ascertain the market value of derivatives.
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Correlation Risk.   The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

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Index Risk.   If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Regulatory Risk.   Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See “Legislation and Regulation Risk.”

Furthermore, the Fund’s ability to successfully use derivatives depends on the Advisers’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Repurchase Agreements and Reverse Repurchase Agreements Risk.   The Fund may invest in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.
Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Dollar Roll Transactions Risk.   The Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Fund sells a mortgage-related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.
At the time the Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.
Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There are no assurances that dollar rolls can be successfully employed.
When-Issued Securities, Forward Commitments and Delayed Delivery Transactions Risk.   Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future (sometimes referred to as “delayed delivery”), in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.
REIT and Real Estate Risk.   Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, Index Funds, closed-end funds, mutual funds and unregistered investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.
Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate

Investment Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
LIBOR Risk.   According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.
In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.
Other Risks Relating to Fund Investments
Risks Associated with Investments in Equity Securities Incidental to Investments in Senior Loans.   From time to time, the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a senior loan or other debt instruments or in connection with a reorganization of a borrower. Investments in equity securities incidental to investments in senior loans or other debt instruments entail certain risks in addition to those associated with investments in senior loans or other debt instruments. Because equity is merely the residual value of a borrower after all claims and other interests, it is inherently more risky than senior loans or other debt instruments of the same borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company- and industry-specific developments and general market conditions. These risks may increase fluctuations in the net asset value of the Shares. The Fund frequently may possess material non-public information about a borrower as a result of its ownership of a senior loan or other debt instruments of a borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the borrower when it would otherwise be advantageous to do so.
Lender Liability Risk.   A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”
Because affiliates of, or persons related to, FS Multi-Alternative Advisor may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Distressed Investments, Litigation, Bankruptcy and Other Proceedings Risk.   The Fund may invest in debt securities and other obligations of stressed issuers. Investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. The Fund may also invest in equity securities of companies involved in, or that have recently completed, bankruptcy or other reorganization proceedings.
There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.
Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or FS Multi-Alternative Advisor is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.
Insofar as the Fund’s portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely affect the Fund’s securities.

U.S. Government Debt Securities Risk.   U.S. Government debt securities historically have not involved the level of credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P Global (“S&P”) downgraded its rating of U.S. government debt, suggesting an increased credit risk. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government debt securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, economic events within and outside of the United States may negatively affect the value of U.S. government debt securities. See “Risks Relating to the Fund’s Investment Program — U.S. Credit Rating and European Economic Crisis Risk.”
Equity Securities Risk.   Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers.
Investments in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. See “Depositary Receipts.”
Smaller Capitalization Company Risk.   The Fund may invest from time to time in smaller and midsize companies. Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.
Small and Mid-Cap Stock Risk.   The Fund may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.
Investments in Unseasoned Companies Risk.   The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.
Securities of Smaller and Emerging Growth Companies.   Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.
The process of selection and continuous supervision by Fund management does not guarantee successful investment results. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper.
The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position.

Risks Associated with Private Company Investments.   At any given time, the Fund anticipates making investments in private companies that the Fund may need to hold for several years or longer. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund may enter into private company investments identified by FS Multi-Alternative Advisor or the Sub-Advisers, or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which none of the Fund or FS Multi-Alternative Advisor or any of the Sub-Advisers is affiliated. However, the Fund does not intend to invest in hedge funds or private equity funds.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, FS Multi-Alternative Advisor and the Sub-Advisers may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Private Company Management Risk.   Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.
Private Company Liquidity Risk.   Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. See “Liquidity Risk.”
Private Company Valuation Risk.   There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.
Reliance on FS Multi-Alternative Advisor and the Sub-Advisers.   The Fund may enter into private investments identified by FS Multi-Alternative Advisor and any Sub-Adviser, in which case the Fund will be more reliant upon the ability of FS Multi-Alternative Advisor and the Sub-Advisers to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on FS Multi-Alternative Advisor’s and a Sub-Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.
Co-Investment Risk.   The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund, FS Multi-Alternative Advisor or the Sub-Advisers, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often, the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.
Private Company Competition Risk.   Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.
Private Debt Securities Risk.   Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund invests may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated. See “High-Yield Instruments Risks.”
Affiliation Risk.   There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of FS Multi-Alternative Advisor, the Sub-Advisers or their affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.
Material, Non-Public Information.   From time to time, FS Multi-Alternative Advisor, the Sub-Advisers or their affiliates may come into possession of confidential or material, non-public information in a manner that would limit the ability of the Fund to acquire investments or dispose of investments held by the Fund. The Fund’s investment flexibility may be constrained because applicable law may prohibit the Fund from trading such securities. Therefore, FS Multi-Alternative Advisor, the Sub-Advisers or their affiliates may acquire confidential or material, non-public information in a manner that restricts them from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the Sub-Advisers would otherwise take such an action.
Liquidity Risk.   The Fund may invest without limitation in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. FS Multi-Alternative Advisor’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.
To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than the Fund may attempt to sell debt holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.
Rule 144A Securities Risk.   The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Multi-Alternative Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Other Investment Companies.   The Fund may invest in securities of other open- or closed-end investment companies (including ETFs and BDCs), subject to applicable regulatory limits, that invest primarily in securities the types of which the Fund may invest directly. The market value of the shares of other investment companies may differ from their NAV. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. FS Multi-Alternative Advisor and the Sub-Advisers will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments.
The securities of other investment companies, including ETFs or BDCs, in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.
The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurances that an ETF’s investment objectives will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Lack of Control Over Private Investment Funds and Other Portfolio Investments.   Once the Adviser and/or a Sub-Adviser has selected a private investment fund, a public REIT or other investment vehicle (collectively, “Underlying Funds”), the Adviser and/or the Sub-Advisers will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Adviser and/or Sub-Advisers will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser and/or Sub-Advisers will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Adviser and/or Sub-Advisers with the quarterly unaudited financial information for a private investment fund). The Adviser and/or Sub-Advisers may reallocate the Fund’s investments among the Underlying Funds, but the ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser and/or Sub-Advisers. Such withdrawal limitations may also restrict the Adviser’s and/or Sub-Advisers ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Adviser and/or Sub-Advisers will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s and/or Sub-Advisers ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment.

Risks Associated with Market Developments and Regulatory Changes
Market Developments Risk.   In 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, these events contributed to general economic conditions that materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.
Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain borrowers may, due to macroeconomic conditions, be unable to repay their senior loans or other debt obligations because of these conditions. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the senior loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a borrower’s ability to meet its obligations under its debt instruments. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. The Fund may also experience a loss of principal.
These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the Shareholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Shares.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain senior loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.
Government Intervention in the Financial Markets Risk.   Instability in the financial markets has led the U.S. government, the U.S. Federal Reserve and foreign governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable or not fully understood or anticipated. See “Legislation and Regulation Risk.” Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. FS Multi-Alternative Advisor will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Legislation and Regulation Risk.   On July 21, 2010, the Dodd-Frank Act was enacted. The Dodd-Frank Act, among other things, grants regulatory authorities such as the U.S. Commodity Futures Trading Commission (the “CFTC”) and the SEC broad rulemaking authority to promulgate rules under the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.
While some rules have been promulgated by the CFTC and the SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may affect the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s and the FS Multi-Alternative Advisor’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and FS Multi-Alternative Advisor, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. In December 2015, the SEC proposed a new rule regarding the regulation of the use of derivatives by registered investment companies. Although the proposed rule has not yet been adopted as of the date of this Prospectus, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives and increase the Fund’s asset coverage requirements under the 1940 Act, which could have an adverse impact on the Fund and/or its ability to incur effective leverage. Neither the Fund nor FS Multi-Alternative Advisor can predict the effects of these regulations or interpretations on the Fund’s portfolio. FS Multi-Alternative Advisor intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
With respect to Europe (including the United Kingdom), the Financial Stability Board (the “FSB’), which monitors and makes recommendations about the global financial system, has enhanced its monitoring and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The FSB, working with the Basel Committee on Banking Supervision and the International Organization of Securities Commissions, also issued policy recommendations in November 2012 to strengthen the oversight and regulation of the shadow banking system. The recommendations were issued for public consultation and the FSB is targeting issuance of the final recommendations in September 2013. While at this stage it is difficult to predict the final scope of any new regulations, the recommendations contain proposals to, among other things, enhance data reporting and disclosure requirements for shadow banking activities. If the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely affect the implementation of the Fund’s investment strategy and returns and may become prohibitive.
At any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests.

Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.
Defensive Investing Risk.   In response to market conditions and for defensive purposes, the Fund may allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.
Risks Relating to the Fund’s Investment Program
Valuation Risk.   There may be no central place or exchange for certain of the securities or instruments in which the Fund invests. Bonds and certain other debt securities, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds and certain other debt securities may carry more risk than that of common stock which trades on national exchanges. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a bond or other debt security is sold in the market, the amount received by the Fund is less than the value of such bond or other debt security carried on the Fund’s books.
Leverage Risk.   The Fund may use leverage to seek to achieve its investment objective. Leverage involves risks and special considerations for Shareholders, including (i) the likelihood of greater volatility of NAV and dividend rate of the Shares than a comparable portfolio without leverage, (ii) the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders, (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged, (iv) when the Fund uses financial leverage, the Management Fee payable to FS Multi-Alternative Advisor will be higher than if the Fund did not use leverage and (v) the likelihood that leverage may increase operating costs, which may reduce total return.
Any decline in the NAV of the Fund’s investments will be borne entirely by the Shareholders (as opposed to, e.g., holders of the Fund’s preferred shares, if any). Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for Shares when and if Shares are ever listed on a national securities exchange. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.
The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred from securities lending transactions and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s Managed Assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s Managed Assets

(less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating or earmarking an amount of cash and/or liquid assets to the extent required by the 1940 Act and applicable SEC or SEC staff interpretations and guidance from time to time.
Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of FS Multi-Alternative Advisor and the Sub-Advisers, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation/earmarking and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating/earmarking assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation/earmarking and coverage requirements will not limit or offset losses on related positions.
Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. FS Multi-Alternative Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
The Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Shares and the returns to Shareholders.
On October 9, 2018, the Fund’s wholly owned subsidiary, FS Multi Alternative Credit LLC (“Alternative Credit”), entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings on a committed basis up to a maximum amount equal to the average outstanding balance over the past ten business days or, if fewer, the number of business days since closing. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings. Borrowings are available in U.S. Dollars (“USD”), Canadian Dollars (“CAD”), Euro (“EUR”), British Pounds (“GBP”), Swiss Francs (“CHF”), Australian Dollars (“AUD”), Japanese Yen (“JPY”), Swedish Krona (“SEK”), and Danish Krone (“DKK”). Borrowings under the BNP Facility accrue interest at a rate equal to LIBOR for a one-month interest period plus 1.00% per annum on USD borrowings, the Canadian Dollar Offered Rate (“CDOR”) for a one-month interest period plus 1.00% per annum on CAD borrowings, the British Pound Sterling London Interbank Offered Rate (“GBP LIBOR”) for a one-month interest period plus 1.00% per annum on GBP borrowings, the Swiss Franc London Interbank Offered Rate (“CHF LIBOR”) for a one-month interest period plus 1.00% per annum on CHF borrowings, the Bank Bill Swap Reference Rate (“BBSW”) for a one-month interest period plus 1.00% per annum on AUD borrowings, the Japanese Yen London Interbank Offered Rate (“JPY LIBOR”) for a one-month interest period plus 1.00% per annum on JPY borrowings, the Stockholm Interbank Offered Rate (“STIBOR”) for a one-month interest period plus 1.00% per annum on SEK borrowings, or the Copenhagen Interbank Offered Rate (“CIBOR”) for a one-month interest period plus 1.00% per annum on DKK borrowings. Interest is payable monthly in arrears. Alternative Credit may terminate the facility at any time. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide Alternative Credit with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay Alternative Credit a fee equal to 1.00% of the maximum amount of financing available on the termination date.
In connection with the BNP Facility, Alternative Credit has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Alternative Credit; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund or Alternative Credit; (d) specified material reductions in the Fund or Alternative Credit’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Multi-Alternative Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, no amounts were outstanding under the facility.
Illustration.   The following table illustrates the effect of leverage on returns from an investment in our Shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $79.466 million in average total assets, (ii) a weighted average cost of funds of 3.50%, (iii) $10.365 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 15% of its average net assets during such period) and (iv) $69.101 million in average Shareholders’ equity. In order to compute the corresponding return to Shareholders, the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the corresponding return to Shareholders. Actual interest payments may be different.
Assumed Return on Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to Common Stockholders	(12.03)%	(6.28)%	(0.53)%	5.23%	10.98%
Similarly, assuming (i) $79.466 million in average total assets, (ii) a weighted average cost of funds of 3.50% and (iii) $10.365 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.46% in order to cover the annual interest payments on the Fund’s outstanding borrowings.
Cost of Capital and Net Investment Income Risk.   If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when it has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit its ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
Prepayment and Maturity Extension Risk.   Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate of interest on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.
Non-U.S. Securities Risk.   Investments in certain non-U.S. securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, as described below and including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Shares are not priced, the Fund’s NAV may change at times when Shares cannot be sold.
Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its non-U.S. securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the

United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.
In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for FS Multi-Alternative Advisor and the Sub-Advisers to completely and accurately determine a company’s financial condition.
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its non-U.S. securities.
Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of U.S. exchanges. Accordingly, the Fund’s non-U.S. securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.
A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, Shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.
Emerging Markets Risk.   The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. “Emerging market” countries generally include all countries other than “developed” countries as determined by MSCI classifications. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack, or relatively early development, of legal structures governing private and foreign investments and private property.
Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.
Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.
Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There are no assurances that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Foreign Currency Risk.   Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Currency Hedging Risk.   FS Multi-Alternative Advisor and the Sub-Advisers may seek to hedge all or a portion of the Fund’s foreign currency risk. However, FS Multi-Alternative Advisor and the Sub-Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.
Arbitrage Risk.   The Fund may engage in arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions.

Market Developments.   Although the U.S. and foreign markets are not currently experiencing the same levels of disruption as occurred during 2008 and 2009, extreme volatility or market disruption may occur in the future. Instability in the credit markets may make it more difficult for issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.
Economic Recession or Downturn Risk.   Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.
Market Disruption and Geopolitical Risk.   The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and other parts of the Middle East, the outbreak of infectious diseases such as Ebola or the Zika Virus, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EU, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Government Intervention and Regulatory Risks.   The instability in the financial markets discussed above led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.
The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding,

among other things, the regulation of derivatives (see “Investment Objective, Policies and Risk — Other Portfolio Strategies — Derivatives and Derivative Strategies — Dodd-Frank Act Risk” in the Statement of Additional Information), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect FS Multi-Alternative Advisor, the Sub-Advisers and the Fund. FS Multi-Alternative Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and FS Multi-Alternative Advisor, the Sub-Advisers and the Fund may be affected by governmental action in ways that are unforeseeable.
The SEC and its staff have also engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms, to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a fund’s financial statements, as well as other amendments. Any additional new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to Shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.
In the aftermath of the financial crisis, there appears to be a renewed popular, political and judicial focus on finance-related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.
Interest Rate Risk.   The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. The Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to increase certain benchmark interest rates. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
Investment Terms and Timeframe Risk.   Delays in investing the net proceeds of this Offering may impair the Fund’s performance. The Fund cannot assure investors that it will be able to identify any investments that meet the Fund’s investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest its assets on acceptable terms within the time period that it anticipates or at all, which could harm the Fund’s financial condition and results of operations.
Prior to investing in securities of portfolio companies, the Fund may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when the Fund’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Fund pays while its portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when its portfolio is fully invested in securities meeting its investment objective.
Restrictions on Entering into Affiliated Transactions.   The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons are considered an affiliate of the Fund and the Fund is generally prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of FS Multi-Alternative Advisor or any Sub-Adviser (or either of their respective controlling entities); or (iii) any person in which FS Multi-Alternative Advisor or a Sub-Adviser or a person controlling or under common control with FS Multi-Alternative Advisor or a Sub-Adviser owns, directly or indirectly, 5% or more of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. As a result of these restrictions, the Fund may be limited in the scope of investment opportunities that would otherwise be available to the Fund.
The Fund may, however, invest alongside the Adviser and Sub-Advisers and their respective affiliates’ other clients, including other entities they manage, in certain circumstances when doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside other clients of the Adviser and Sub-Advisers, as otherwise permissible under regulatory guidance. Each Sub-Adviser has, or expects to apply for, SEC exemptive relief on behalf of the Fund, the Adviser, the Sub-Adviser, and certain affiliates, to permit the Fund to participate in certain transactions with the respective Sub-Adviser’s other clients. However, there can be no assurance that the Fund will obtain such exemptive relief. Each Sub-Adviser will decide whether the Fund or the Sub-Adviser’s other clients may proceed with an investment pursuant to applicable regulations, guidance, and the terms of any exemptive relief granted by the SEC. However, there can be no assurance that a Sub-Adviser will be able to proceed with any such investment.
In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, FS Multi-Alternative Advisor and the applicable Sub-Adviser may avoid allocating an investment opportunity to the Fund that they would otherwise allocate, subject to FS Multi-Alternative Advisor’s and such Sub-Adviser’s then-current allocation policies and any applicable exemptive orders, and to FS Multi-Alternative Advisor’s and such Sub-Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Fund and other accounts advised by FS Multi-Alternative Advisor and the Sub-Advisers and policies related to approval of investments.
Lack of Funds to Make Additional Investments Risk.   The Fund may not have the funds or ability to make additional investments in its portfolio companies. After the Fund’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.
Funding Future Capital Needs Risk.   The net proceeds from this Offering may be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses, such as the Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, or at all, the Fund’s ability to acquire investments and to expand the Fund’s operations will be adversely affected. As a result, the Fund would be less able to allocate its portfolio among various issuers and industries and achieve its investment objective, which may negatively impact its results of operations and reduce its ability to make distributions.
Uncertain Exit Strategies.   Due to the illiquid nature of some of the positions that the Fund may acquire, as well as the risks associated with the Fund’s investment strategies, the Fund is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.
Other Risks Relating to the Fund
No Operating History.   The Fund is a non-diversified, closed-end management investment company that is operated as an interval fund with no operating history. As a result, prospective investors have a limited track record and history on which to base their investment decisions. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.
Limited Prior Investment Adviser Experience.   FS Multi-Alternative Advisor is a relatively new entity and has limited prior experience managing a closed-end fund, interval fund or a RIC. Therefore, FS Multi-Alternative Advisor may not be able to successfully operate the Fund’s business or achieve the Fund’s investment objective. As a result, an investment in Shares may entail more risk than the shares of a comparable company with a substantial operating history.
Multi-Manager Risk.   Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Adviser may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because some Sub-Advisers make investment decisions independently, it is possible that one or more Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers or the Adviser. In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs.
Senior Management Personnel of FS Multi-Alternative Advisor and the Sub-Advisers.   Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of FS Multi-Alternative Advisor and the Sub-Advisers. FS Multi-Alternative Advisor, with the assistance of the Sub-Advisers, evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of FS Multi-Alternative Advisor and its senior management team. The departure of any members of FS Multi-Alternative Advisor’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective. Likewise, the departure of any key employees of the Sub-Advisers may impact their ability to render services to the Fund under the terms of the Investment Sub-Advisory Agreements.
The Fund’s ability to achieve its investment objective depends on FS Multi-Alternative Advisor’s ability, with the assistance of the Sub-Advisers, to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. FS Multi-Alternative Advisor’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, FS Multi-Alternative Advisor may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. FS Multi-Alternative Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.
In addition, the Investment Advisory Agreement, the Administration Agreement and the Investment Sub-Advisory Agreements have termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by FS Multi-Alternative Advisor or, if the Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Advisory Agreement with FS Multi-Alternative Advisor should be terminated, by the Fund. The Administration Agreement may be terminated at any time, without penalty, by either party, upon 60 days’ written notice to the other party. Each Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by the applicable Sub-Adviser or, if the Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Sub-Advisory Agreement with such Sub-Adviser should be terminated, by FS Multi-Alternative Advisor.
FS Multi-Alternative Advisor may terminate the Sub-Advisory Agreement with KKR Credit immediately for “Cause”, which is defined as any of the following events: (i) KKR Credit becomes ineligible under Section 9(a) of the 1940 Act on account of action by itself, or a person subject to its supervision, in the absence of receiving an exemptive order under Section 9(c) of the 1940 Act; (ii) KKR Credit becomes ineligible under Section 9(b) of the 1940 Act; or (iii) KKR Credit has committed any willful misconduct, fraud, misappropriation of funds or breach of fiduciary duty, which after notice from FS Multi-Alternative Advisor and a period of thirty days thereafter to cure or mitigate such commission, is not cured or mitigated.
Additionally, subject to certain exceptions, the Sub-Advisory Agreements with KKR Credit and the Golden Tree Sub-Adviser provide that FS Multi-Alternative Advisor will terminate its relationship with the Fund in the event that a KKR Termination Trigger or GTAM Termination Trigger occurs, as described more fully beginning on page 33.
The Fund is subject to the following additional risks associated with the Termination Triggers: (i) if KKR Credit is terminated, the Adviser would also be terminated, which would impose costs on the Fund in order to find a replacement adviser; (ii) the Adviser may have an incentive to allocate at least 20% of the Fund’s assets to KKR Credit to retain KKR Credit as a sub-adviser with respect to Private Credit, even if KKR Credit is underperforming, to prevent the termination of its own advisory agreement with the Fund; (iii) the Adviser is limited in its ability to add additional strategies to the Fund until the portion of the Fund’s assets allocated to KKR Credit totals $225 million; and (iv) the Adviser is limited in its ability to add additional strategies until the portion of the Fund’s assets allocated to the GoldenTree Sub-Adviser totals $100 million or more.
If any of these agreements are terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace FS Multi-Alternative Advisor or for FS Multi-Alternative Advisor to replace such Sub-Adviser. Furthermore, the termination of any of these agreements may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.
FS Multi-Alternative Advisor and Sub-Adviser Relationships.   The Fund expects that FS Multi-Alternative Advisor and the Sub-Advisers will depend on their relationships with private equity sponsors, investment banks, commercial banks and other market participants, and the Fund expects to rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If FS Multi-Alternative Advisor or a Sub-Adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom FS Multi-Alternative Advisor and the Sub-Advisers have relationships are not obligated to provide the Fund with investment opportunities and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.
Closed-End Interval Fund Structure; Liquidity Risks.   The Fund has been organized as a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Instead, the Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Fund’s Shares (at least 5% but no more than 25%) quarterly. See “Quarterly Repurchases of Shares.” The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows. Therefore, an investment in the Fund, unlike an investment in a mutual fund or listed closed-end fund, is not a liquid investment.
Competition for Investment Opportunities.   The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.
Cybersecurity Risk.   As part of its business, the Advisers process, store and transmit large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Advisers or the Fund, especially the Fund’s Administrator, may process, store and transmit such information. The Advisers have procedures and systems in place that they believe are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time.

Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Advisers may be susceptible to compromise, leading to a breach of the Advisers’ networks. The Advisers’ systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Advisers to the Shareholders may also be susceptible to compromise. Breach of the Advisers’ information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.
The service providers of the Advisers and the Fund are subject to the same electronic information security threats as the Advisers. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed.
The loss or improper access, use or disclosure of the Advisers’ or the Fund’s proprietary information may cause the Advisers or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and the Shareholders’ investments therein.
Operational Risk.   The Fund depends on the Advisers to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations may cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s ability to properly manage the portfolio.
Insufficient Capital Raise Risk.   There is no assurance that the Fund will raise sufficient proceeds in this Offering to allow the Fund to purchase a portfolio of investments allocated among various issuers and industries and generate income sufficient to cover the Fund’s expenses. As a result, the Fund may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Fund.
Repurchase Risks.   Quarterly repurchases by the Fund of its Shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than FS Multi-Alternative Advisor otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. FS Multi-Alternative Advisor may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. The Fund’s investments are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. Additionally, to the extent the Fund consistently is in a “net repurchase” position, its assets will likely decline, which will in turn increase the Fund’s expense ratio and could place the continued viability of the Fund in jeopardy. If the Fund were to liquidate after a period of net repurchases, the assets left in the Fund would likely be the Fund’s more illiquid assets, which may result in remaining Shareholders being required to hold their investment in the Fund, and be subject to changes (including declines) in value, for a prolonged period of time while the Fund seeks to liquidate its remaining investments. In such a scenario, a Shareholder could lose the entire value of his or her investment in the Fund.
Distribution Payment Risk.   The Fund cannot assure investors that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions to Shareholders may constitute a return of capital to Shareholders and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities.
Anti-Takeover Risk.   The Fund’s declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it or from attempting to change the composition of the Board. Under the Fund’s declaration of trust, the Fund is not required to hold annual meetings of Shareholders. The Trustees are elected for indefinite terms and do not stand for reelection. The Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) with or without cause, (i) at any meeting of Shareholders by a vote of 75% of the outstanding Shares or (ii) by a written instrument signed by at least two-thirds (66 2/3%) of the remaining Trustees. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred shares; and the Board may, without Shareholder action, amend the Fund’s declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.
Conflicts of Interest Risk.   FS Multi-Alternative Advisor, the Sub-Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of FS Multi-Alternative Advisor’s and the Sub-Advisers’ time and resources between the Fund and other investment activities; compensation payable by the Fund to FS Multi-Alternative Advisor and its affiliates; competition with certain affiliates of FS Multi-Alternative Advisor or the Sub-Advisers for investment opportunities; investments at different levels of an entity’s capital structure by the Fund and other clients of FS Multi-Alternative Advisor and the Sub-Advisers, subject to the limitations of the 1940 Act; differing recommendations given by FS Multi-Alternative Advisor or the Sub-Advisers to the Fund versus other clients; restrictions on FS Multi-Alternative Advisor’s and the Sub-Advisers’ existing business relationships or use of material non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory, and other relationships by FS Multi-Alternative Advisor, the Sub-Advisers or their affiliates; and limitations on purchasing or selling securities to other clients of FS Multi-Alternative Advisor, the Sub-Advisers or their respective affiliates and on entering into “joint” transactions with certain of the Fund’s, FS Multi-Alternative Advisor’s or the Sub-Advisers’ affiliates. See “Conflicts of Interest.”
In addition, the Sub-Advisers can engage in securities transactions and investment strategies for the Fund that may differ from the transactions and strategies executed on behalf of other clients of the respective Sub-Adviser and/or such Sub-Adviser and its employees. Therefore, a Sub-Adviser can invest in certain securities or loan instruments of a particular issuer for the Fund, but invest in a different part of the same issuer’s capital structure for other clients of the Sub-Adviser. To this end, a Sub-Adviser may purchase on behalf of the Fund different classes of debt of the same issuer and debt and equity of the same issuer for other clients of the Sub-Adviser. These and other investments can be deemed to create conflicts of interest, particularly because a Sub-Adviser can take certain actions for some of its clients that can have an adverse effect on the Fund, including, for example, in connection with restructuring and reorganization situations. In such cases, a Sub-Adviser will seek to act in a manner it reasonably believes to be equitable to the Fund and such Sub-Adviser’s clients under the circumstances. Further, if a Sub-Adviser becomes a member of creditors’ committee due to its loan holdings in a particular issuer, it may be restricted from trading on behalf of the Fund if it holds securities of the same issuer. Investors in the Fund should be aware that conflicts will not necessarily be resolved in favor of their interests, and such Sub-Adviser will attempt to resolve such matters fairly, but even fair resolution can be resolved in a manner that does not favor the Fund. In this regard, the Sub-Advisers have adopted policies and procedures intended to prevent and mitigate such potential conflicts of interest. This includes, but is not limited to, the review of transactions by such Sub-Adviser’s compliance department.
A Sub-Adviser can also recommend that the Fund purchase or sell securities in which such Sub-Adviser and or its employees also invest or otherwise have a financial interest in. To this end, employees whose primary responsibilities are portfolio management, subject to such Sub-Adviser’s code of ethics, can engage in personal securities transactions in which the underlying issuer is within his or her sector of coverage. This may present the appearance of a conflict, namely that a Sub-Adviser is trading in a particular investment on behalf of the Fund because of a financial interest in the underlying security by such Sub-Adviser, or that employees who trade in issuers within their coverage sector are taking for themselves investment opportunities that may be suitable for the Fund. Furthermore, this may also present a conflict of interest in that such Sub-Adviser and its employees may purchase a particular investment where the Fund purchases the same investment but at a different point in time (as the investment is not seen to be initially suitable the Fund) and at a different price. In this regard, the Sub-Advisers have adopted policies and procedures intended to prevent and mitigate such potential conflicts of interest. This includes, but is not limited to, the review of Fund transactions by the Sub-Advisers’ compliance department, a requirement for the Sub-Adviser’s employees to obtain pre-approval for certain personal securities transactions, blackout periods that apply to employee trading in securities and issuers that are also held by the Fund, and minimum holding periods that apply to securities that are purchased by employees.
Portfolio Fair Value Risk.   Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately-held companies in which the Fund may invest. Certain of the Fund’s investments may not be exchange-traded, but may, instead, be traded on a privately negotiated OTC secondary market for institutional investors. As a result, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. See “Determination of Net Asset Value.”
Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments. Additionally, fair valuation processes for certain securities necessarily involve subjective judgments and assumptions about the value of an asset or liability and these judgments and assumptions may ultimately be incorrect.
ASC 820 and Other Changes in Accounting Rules.   The Fund’s assets and liabilities are valued in accordance with the valuation policies set forth herein, subject to the policies and control of the Board. However, for purposes of preparing the Fund’s annual audited financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”), certain of the Fund’s assets and liabilities may be valued in a manner that while consistent with GAAP, is different from the manner in which such assets are valued in accordance with the valuation policies set forth herein.
Specifically, for purposes of GAAP-compliant financial reporting, the Fund is required to follow a specific framework for measuring the fair value of its assets and liabilities, and is required to provide certain additional disclosures regarding the use of fair value measurements in their audited financial statements. Many of these requirements are set forth in ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements. Other valuation-related requirements are contained in other provisions of GAAP, and other related Financial Accounting Standards Board (“FASB”) Statements and guidance. Additional FASB Statements and guidance, and additional provisions of GAAP, that may be adopted in the future may also impose additional, or different, specific requirements as to the valuation of assets and liabilities for purposes of GAAP-compliant financial reporting.
The Fund may determine in certain instances to value a particular asset at a different value for financial reporting purposes than the value of that same asset as determined in accordance with the valuation policies set forth herein. For example, the Fund may determine that ASC 820 may require the Fund, for purposes of GAAP-compliant financial reporting, to value its investments at values that are at a discount to the values that are determined in accordance with the valuation policies set forth herein. Conversely, under other accounting guidelines, such as those set forth in ASC No. 805, “Business Combinations,” GAAP may require investments to be priced at values that would be different than values assigned under the valuation policies.
Accordingly, to the extent that GAAP would require any of the Fund’s assets or liabilities to be valued in a manner that differs from the valuation policies set forth herein, such assets or liabilities will be valued (x) in accordance with GAAP, solely for purposes of preparing the Fund’s GAAP-compliant annual audited financial statements, and (y) in accordance with the valuation policies set forth herein, subject to the policies and control of the Board (without regard to any GAAP requirements relating to the determination of fair value), for all other purposes.
Generally, ASC 820 and other accounting rules applicable to investment funds and various assets they invest in are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to inability to obtain a third-party determination of fair market value.
ASC 740 — Accounting Changes; Effect on NAV.   Pursuant to FASB ASC 740, formerly known as FIN 48 (“ASC 740”), which provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements, the Fund is required to determine whether a tax position, based on its technical merits, meets a more-likely-than-not recognition threshold that the position will be sustained upon examination. As a result of such a determination, the Fund may be required to recognize a contingent tax liability in its NAV calculation if the related tax position meets the recognition criterion in ASC 740 and, conversely, may be required to unrecognize a contingent tax liability in its NAV calculation if the related tax position does not meet the recognition criterion in ASC 740. In addition, the NAV of the Fund may be adjusted if an uncertain tax position is settled. Recognition and measurement of each tax position, including any tax position for which there is a lack of authority and audit experience, is determined by the Board, in its sole discretion, based on discussions with the Advisers, tax advisers and the auditor and based on the facts and circumstances known at the time. There can be no assurance that any such determination will not change over time. Adjustments made to the NAV of the Fund in connection with the recognition or unrecognition of contingent tax liabilities may have a material positive or negative effect on certain Shareholders and prospective investors, depending on the circumstances.
Portfolio Turnover Risk.   The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% going forward under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Non-Diversification Risk.   The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
Risks Relating to the Fund’s RIC Status.   To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each tax year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock or other securities, or net income from “qualified publicly traded partnerships” (as defined in the Code). The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its tax years. As a result of these diversification requirements, the Fund may have to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each tax year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and the excess, if any, of its net short-term capital gains over its net long-term capital losses) and its net tax-exempt income (if any), to Shareholders. If the Fund fails to qualify for taxation as a RIC for any reason, it would be subject to regular corporate-level U.S. federal income taxes on all of its taxable income and gains, and the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.
RIC-Related Risks of Investments Generating Non-Cash Taxable Income.   Certain of the Fund’s investments may require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations, which may further increase the amount that the Fund must distribute to maintain RIC status or avoid Fund-level U.S. federal income or excise taxes.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to FS Multi-Alternative Advisor based on accruals that may never be realized. In addition, the deferral of paid-in-kind (“PIK”) interest also reduces a loan’s loan-to-value ratio at a compounding rate.
Uncertain Tax Treatment.   The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund.

U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income so that it does not become subject to U.S. federal income or excise tax.
Risks Relating to Purchases by FS Investments.   In September 2018, March 2019 and April 2019, FS Investments purchased $31.4 million, $800,000 and $40,000, respectively, in Shares and has agreed to purchase up to $9.2 million in additional Shares in the future. As a result, FS Investments and its affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future and will, for the foreseeable future, control the Fund or be in a position to exercise significant influence on the outcome of any matter put to a vote of investors.

MANAGEMENT OF THE FUND
General
Under the Fund’s declaration of trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of five members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with the laws of the State of Delaware (“Delaware law”) and the Fund’s declaration of trust. The Trustees serving on the Board were elected by the organizational Shareholders of the Fund. The Statement of Additional Information provides additional information about the Trustees.
FS Multi-Alternative Advisor serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Under the Investment Advisory Agreement, FS Multi-Alternative Advisor manages the Fund’s investment portfolio, directs and/or oversees purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. FS Multi-Alternative Advisor has engaged StepStone, KKR Credit and the GoldenTree Sub-Adviser to act as the Fund’s investment sub-advisers. The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the Investment Advisory Agreement and the Investment Sub-Advisory Agreements to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.
Investment Personnel
The management of the Fund’s investment portfolio is the responsibility of FS Multi-Alternative Advisor and its investment committee, which includes the Fund’s portfolio managers. The portfolio managers of the Fund are Brian Gerson, Michael Kelly, Robert Haas, Robert Lawrence and Daniel Picard. The members of FS Multi-Alternative Advisor’s investment committee are not employed by the Fund and receive no direct compensation from the Fund in connection with their portfolio management activities. See “Management Fees” for additional information regarding the compensation payable to FS Multi-Alternative Advisor.
Below is biographical information relating to the Fund’s portfolio managers:
Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented business development companies. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.
Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.
Robert Haas currently serves as fund chief operating officer of FS Investments and its other affiliated investment advisers. Mr. Haas has also served in various capacities for FS Investments and its affiliated investment advisers since the later of September 2010 or such entity’s inception date. In his current role, Mr. Haas focuses on portfolio management and oversees fund operations. Prior to joining FS Investments, Mr. Haas served on the commercial real estate investment team at American Capital, a private equity firm and global asset manager. At American Capital, Mr. Haas was involved in all aspects of the company’s commercial real estate investing activities, including bond investment selection, due diligence, structuring, securitization and surveillance. Prior to American Capital, Mr. Haas served in the structured finance group at Capital Source, a specialty finance company, where he sourced, underwrote, negotiated, structured and managed investments in middle-market finance companies. Prior to Capital Source, Mr. Haas was an analyst at Goldman Sachs’ Archon Group, where he analyzed and evaluated debt and equity investments in commercial real estate. Mr. Haas earned a B.S. in finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Haas is a co-founder and chairman of the board of The 1789 Fund, a non-profit organization focused on improving the health of mothers and newborns in underserved populations.
Robert Lawrence has served as managing director and global head of real estate at FS Investments since September 2017 and is responsible for overseeing all real estate-related business and strategies. Before joining FS Investments, Mr. Lawrence served as Executive Managing Director at Singer & Bassuk, a boutique real estate finance firm. Prior to joining Singer & Bassuk, he was Senior Managing Director and Co-Head of Origination at Guggenheim Commercial Real Estate Finance, where he led and managed the origination platform for CMBS and affiliated life companies. Previously, Mr. Lawrence held several high-level positions at JPMorgan Chase and Bear Stearns. At JPMorgan Chase, he served as Managing Director and Head of the Securitized Products Group in Asia. Prior to the merger with JPMorgan Chase in 2008, he was Senior Managing Director and Co-Head of Origination at Bear Stearns, and a founding member of the firm’s Global CMBS department. Mr. Lawrence received a Bachelor of Science in Business Administration from the University of Vermont and a Master of Science in Real Estate Investment and Development from New York University. Mr. Lawrence is a member of the Urban Land Institute, the Young Presidents’ Organization, and the Nassau County Disaster Action Team for the American Red Cross.
Daniel Picard currently serves as head of product development and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment and real estate offerings. Before joining the Product Development team, Mr. Picard worked in the firm’s Product Strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citigroup, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his BA in Economics.
The SAI provides more information about the portfolio managers’ compensation, other accounts managed and ownership of securities of the Fund.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. In September 2018 and March 2019, FS Investments purchased $31.4 million and $800,000, respectively, in Shares and has agreed to purchase up to $3.2 million in additional Shares in the future. FS Investments and its affiliates therefore may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in this Offering and any other offerings the Fund may determine to conduct in the future, and as the

Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors. See “Plan of Distribution.”
Administrative Services
Under the Administration Agreement, FS Multi-Alternative Advisor oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. Under the Investment Sub-Advisory Agreements, the Sub-Advisers may perform certain administrative services at the request of or on behalf of the Fund or FS Multi-Alternative Advisor. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to Shareholders and reports filed with the SEC, if and as necessary. In addition, FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to Shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
The Fund reimburses FS Multi-Alternative Advisor and the Sub-Advisers, as applicable, for their actual costs incurred in providing these administrative services, including FS Multi-Alternative Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other method conforming with GAAP. At least annually, the Board will review the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board will then assess the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board will compare the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund does not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.
Reimbursements of administrative expenses to FS Multi-Alternative Advisor are subject to the Expense Limitation, and the Sub-Advisers have agreed to defer amounts owed to them for certain administrative services during periods in which FS Multi-Alternative Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses by the Fund is ultimately subject to the limitations contained in the Expense Limitation Agreement and FS Multi-Alternative Advisor and the Sub-Advisers have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.
Pursuant to the Administration Agreement, FS Multi-Alternative Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other methods conforming with GAAP; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business (“Third-Party Other Operating Expenses”) exceed 0.25% of the average net assets attributable to each class of shares.

In addition, the Fund has contracted with State Street Bank and Trust Company (“State Street”) to provide various accounting and administrative services, including preparing preliminary financial information for review by FS Multi-Alternative Advisor, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.
Custodian, Distribution Paying Agent, Transfer Agent and Registrar
State Street, which has its principal office at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund. State Street also provides accounting services to the Fund. DST, which has its principal office at 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.
Key Personnel of the Sub-Advisers
FS Multi-Alternative Advisor has engaged StepStone, KKR Credit and the GoldenTree Sub-Adviser to act as the Fund’s investment sub-advisers pursuant to the Investment Sub-Advisory Agreements. Below is biographical information relating to certain key personnel of each Sub-Adviser:
StepStone:
Jeff Giller, Partner, Head of StepStone Real Estate, San Francisco
Mr. Giller leads StepStone’s global real estate activities. He is also involved in the firm’s diversity initiative, as well as various investment and management activities.
Prior to StepStone, Mr. Giller was a founder, managing partner and the chief investment officer of Clairvue Capital Partners, a real estate manager which integrated with StepStone to establish StepStone Real Estate. Before that he was a managing principal and chief investment officer at Liquid Realty Partners, an investment manager focused on real estate secondaries. Mr. Giller has also held senior positions in other real estate private equity investment firms in the US and Europe such as JER Partners and Somera Capital Management.
Mr. Giller received an AB from the University of California at Berkley and an MBA from the University of Virginia.
Josh Cleveland, Partner, London
Mr. Cleveland is a member of the real estate team and focuses on various investment and portfolio management activities.
Prior to StepStone, Mr. Cleveland was a partner of Clairvue Capital Partners, a real estate investment manager which integrated with StepStone to establish StepStone Real Estate. At Clairvue, Mr. Cleveland focused on originating and executing investments in the US and Europe. Before Clairvue, he was a director at Liquid Realty Partners, an investment manager focused on real estate private equity secondaries. He has also served as a vice president at Capital Dynamics, a Swiss-based private equity manager, and worked in the debt capital markets divisions of Credit Suisse First Boston and Bank of America.
Mr. Cleveland received a BA from the University of South Carolina.
Brendan MacDonald, Partner, San Francisco
Mr. MacDonald is a member of the real estate team and focuses on various investment and portfolio management activities.
Prior to StepStone, Mr. MacDonald was a founding partner of Clairvue Capital Partners, a real estate investment manager which integrated with StepStone to establish StepStone Real Estate. At Clairvue, he was an investment committee member and sourced, underwrote, and managed investments in the US, Europe, and Latin America. Before Clairvue, he was a director at Liquid Realty Partners, an investment manager focused on real estate private equity secondaries.

Mr. MacDonald received a BS from Indiana University and an MBA from Harvard Business School.
Jay Morgan, Partner, New York
Mr. Morgan is a member of the real estate team and focuses on various investment and portfolio management activities, and real estate market research.
Prior to StepStone, Mr. Morgan was with Courtland Partners where he was the consultant to several state and sovereign pension plans, director of research, portfolio manager for the fund-of-funds platform and a member of the investment committee. Before that, he was a partner and head of research at Hartland & Co.
Mr. Morgan received an MBA from Case Western Reserve University and a BS from Denison University.
Steven Novick, Partner, Cleveland
Mr. Novick is a member of the real estate team and is also involved in various management, client relations, and investment and portfolio management activities.
Prior to StepStone, Mr. Novick was managing principal at Courtland Partners, Ltd., an international real estate advisory firm which integrated with StepStone Real Estate. Previously, Mr. Novick was a partner with an investment management firm based in Philadelphia. He has also held several senior positions in real estate over a 40-year career.
Mr. Novick received a BS from Long Island University and a CPM from the Institute of Real Estate Management.
Dev Subhash, Partner, New York
Mr. Subhash leads StepStone real estate’s research and fund investment activities. He is also involved in various investment and portfolio management activities.
Prior to StepStone, Mr. Subhash was regional portfolio manager for Cohen & Steers Global Realty Partners, a real estate investment manager that focused on private real estate funds and co-investments. Before that he was co-portfolio manager for Citi Real Estate Partners, where he sourced, underwrote, and managed investments in private real estate funds. He has also served as a vice president for global product development at Citi Alternative Investments and worked in corporate strategy roles for Citigroup.
Mr. Subhash received his BA from Johns Hopkins University.
Josh Waters, Partner, San Francisco
Mr. Waters is a member of the real estate team and focuses on various investment and portfolio management activities.
Prior to StepStone, Mr. Waters was a vice president at Clairvue Capital Partners, a real estate investment manager which integrated with StepStone to establish StepStone Real Estate. At Clairvue, Mr. Waters focused on sourcing, underwriting and managing investments in the US and Europe. Prior to Clairvue, Mr. Waters was an acquisitions associate at Starwood Capital Group, a leading global private equity firm, where he focused on underwriting investments for the firm’s opportunity and debt funds. Before that he spent over two years as an analyst in the real estate investment banking group at Banc of America Securities, working on a variety of M&A transactions.
Mr. Waters received his BBA from the University of Georgia.
KKR Credit:
Todd C. Builione joined KKR & Co. in 2013 and is a Member of KKR & Co. and President of KKR Credit and Markets. He also serves on the firm’s Investment Management & Distribution Committee and its Risk and Operations Committee. Mr. Builione is President of the KKR / FS Investments joint venture and of the business development companies managed by the joint venture, including FS KKR Capital Corp, which trades on the NYSE. He serves on the Board of Directors of Marshall Wace, a liquid alternatives provider in which KKR & Co. is a strategic partner. Prior to joining KKR & Co., Mr. Builione spent 9 years at Highbridge Capital Management, serving as President of the firm, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management.
Jeremiah S. Lane joined KKR & Co. in 2005 and is a Member of KKR & Co. Mr. Lane is a portfolio manager for KKR & Co.’s leveraged credit funds and portfolios and a member of the US Leveraged Credit Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR & Co., Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.
Daniel Pietrzak joined KKR Credit in 2016 and is a Member of KKR & Co. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and of the business development companies managed by the joint venture, including FS KKR Capital Corp., which trades on the NYSE. Prior to joining KKR Credit, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.
GoldenTree:
Steven A. Tananbaum
Founding Partner and Chief Investment Officer
Steven Tananbaum is Founder, Managing Partner and Chief Investment Officer of GoldenTree Asset Management, overseeing the firm’s investments across all fund offerings. In addition, Mr. Tananbaum is a Lead Portfolio Manager for GoldenTree Loan Management. Mr. Tananbaum chairs GoldenTree Asset Management’s Executive Committee and is a member of the Risk Committee. A veteran of the credit markets with over 25 years of investing experience, Mr. Tananbaum founded GoldenTree in 2000 and was instrumental in building the firm into an organization that is highly regarded for its investment process and partnership culture. Known for its focus on fundamental and relative value analysis, GoldenTree has produced strong competitive returns across product lines since its inception. The firm has grown into an organization of 27 partners, over 240 employees and $28 billion of assets under management. Prior to forming GoldenTree, Mr. Tananbaum spent over a decade at MacKay Shields. He was head of the firm’s high yield group beginning on June 1, 1991 and, in 1997, founded its hedge fund business and served as the lead portfolio manager. Under Mr. Tananbaum’s leadership, MacKay Shields’ high yield mutual funds were rated in the top 5% by Lipper from June 1, 1991 through December 31, 1999. Prior to joining MacKay Shields, Mr. Tananbaum worked primarily on high yield and merger & acquisition transactions in the corporate finance department of Kidder, Peabody & Co. He is a graduate of Vassar College with a B.A. in Economics. Mr. Tananbaum is a CFA charterholder. He is a Member of the Board of Trustees of The Museum of Modern Art and a Member of the Council on Foreign Relations.
Christopher Hayward
Partner and President
Christopher Hayward is a Partner and President of GoldenTree Asset Management. In addition, Mr. Hayward is a member of GoldenTree’s Executive Committee. Mr. Hayward manages GoldenTree’s

Business Management infrastructure, which provides operational and infrastructure support to GoldenTree’s investment products and client franchise. Prior to joining GoldenTree, Mr. Hayward was Managing Partner and Co-Head of J.P. Morgan Global Alternatives. Within this Alternatives Group, Mr. Hayward was also a Managing Partner of Highbridge Capital Management and Chairman of the Highbridge Management Committee. Prior to joining J.P. Morgan, he was Managing Director and Chief Operating Officer for Global Equities Markets at Bank of America Merrill Lynch. Prior to this role, Mr. Hayward was Global Finance Director and Global Treasurer for Merrill Lynch. Before joining Merrill Lynch, he held senior positions in Risk Advisory Services and Global Risk Management for Bankers Trust. He began his career as a digital telecommunications engineer at AT&T Network Systems/Bell Labs. Mr. Hayward is a Board member and member of the Executive Committee of the Managed Fund Association (MFA), a global trade association representing the alternative investment industry. He is Chair-Elect of the Board and member of the Executive Committee of the New York non-profit organization PENCIL which supports public schools. In addition, he is Board of Trustees President of the non-profit Westmoreland Sanctuary a nature preserve in Westchester County, New York. Mr. Hayward earned his B.S. in Electrical Engineering from Illinois Institute of Technology and his M.B.A. in Finance and Public Policy from the University of Chicago Booth School of Business.
Steven Shapiro
Partner
Steven Shapiro is a Founding Partner at GoldenTree Asset Management and is a member of GoldenTree’s Executive Committee. Prior to joining GoldenTree, Mr. Shapiro was a Managing Director in the High Yield Group at CIBC World Markets, where he headed Media and Telecommunications Research. Prior to its acquisition by CIBC in 1995, Mr. Shapiro was a research analyst with The Argosy Group, a high yield investment-banking boutique in New York. Before joining Argosy, Mr. Shapiro was a bankruptcy attorney with Stroock & Stroock & Lavan in New York. Mr. Shapiro is a member of the board of various not-for-profit entities including the Board of Overseers of the University of Pennsylvania Law School. He is also President of the Board of Trustees of the Abraham Joshua Heschel School in New York. Mr. Shapiro is a graduate of The University of Pennsylvania Law School, where he served as Senior Editor of the Labor Law Journal. He graduated with Honors from the University of Pennsylvania College of Arts & Sciences with a major in Modern Diplomatic History and was a member of the History Honor Society.
Joseph Naggar
Partner
Joseph Naggar is a Partner and Head of Structured Products at GoldenTree Asset Management. In addition, Mr. Naggar is a Portfolio Manager at GoldenTree Loan Management. Mr. Naggar is a member of GoldenTree Asset Management’s Executive Committee and chairs the firm’s Risk Committee. GoldenTree expanded its investing efforts in Structured Products in 2007 with the hiring of Mr. Naggar, who has been instrumental in building the firm’s structured products investment team. Under Mr. Naggar’s direction, GoldenTree built highly sophisticated, proprietary systems to analyze opportunities in structured products, which integrate the firm’s proprietary knowledge of single name credits into the analysis of structured products investments. Prior to joining GoldenTree, Mr. Naggar was a Managing Director at Morgan Stanley in its Global Fixed Income Division and Global Principal Credit Group. Mr. Naggar is a member of The MIT Sloan School Americas Executive Board supporting engagement in North and Latin America. He also serves on the advisory board of the MIT Center for Finance and Policy. He holds an M.B.A from the MIT Sloan School of Business with a concentration in Financial Engineering and a B.S. from the Pennsylvania State University in Mechanical Engineering through the University Scholars program.
Lee Kruter
Partner
Lee Kruter is a Partner and Head of North American Bonds & Loans at GoldenTree Asset Management. He is also the Lead Portfolio Manager of the firm’s Value Fund Strategy that has a track record spanning over 15 years and has ranked in the top decile of its peer group since inception. In addition, Mr. Kruter is a Lead Portfolio Manager for GoldenTree Loan Management. Mr. Kruter is a member of GoldenTree Asset Management’s Executive Committee and the firm’s Risk Committee. Mr. Kruter’s leadership has been instrumental in the performance and growth of the firm’s long only offerings including our Value, Loan and Multi-Sector strategies. Mr. Kruter’s current responsibilities at GoldenTree also include overseeing investments across the firm in the services, lodging, consumer and healthcare industries. Prior to joining GoldenTree, Mr. Kruter was a Vice President at Credit Suisse and spent seven years in the Leveraged Finance Research group, where he was responsible for the healthcare and services sectors. During his time at Credit Suisse, Mr. Kruter also covered various other sectors including metals & mining and wireless & wireline telecommunications. Mr. Kruter holds a B.S. in Finance and Management Information Systems from New York University’s Leonard N. Stern School of Business. Mr. Kruter is also a CFA charterholder.
Kathy Sutherland
Partner and Head of Business Development
Kathy Sutherland is a Partner and Head of Business Development at GoldenTree Asset Management. In addition, Ms. Sutherland is a member of GoldenTree’s Executive Committee. Ms. Sutherland oversees the firm’s global Business Development effort located in New York, London and Singapore. Prior to joining GoldenTree, Ms. Sutherland was a Managing Director at JPMorgan where she was responsible for Fund and Structured Product Distribution across the Americas, Europe, the Middle East, and Asia from 2005 to 2008. During that period, JPMorgan became recognized as a leading Fund and Structured Product franchise, advising many of the most important asset managers and investors globally. In her 12 years at JPMorgan, Ms. Sutherland held several management positions across Portfolio Management, Structured Credit and High Yield including Senior US CLO Structurer, Co-Head of European Secondary Loan Trading, Head of High Yield Credit Derivatives Marketing, and Global Head of Structured Syndicate. Ms. Sutherland graduated from the University of Virginia with a B.A. in Chemistry and specialization in Biochemistry.
Pierre de Chillaz
Partner
Pierre de Chillaz is a Partner and Head of European Investments at GoldenTree Asset Management and is a member of GoldenTree’s Distressed Committee. In addition, Mr. de Chillaz is a member of GoldenTree’s Executive Committee and the firm’s Risk Committee. GoldenTree has been investing in Europe for over 15 years and has had a local presence in Europe for over a decade. Mr. de Chillaz leadership over the last decade has contributed to significant growth of the firm’s presence and recognition in the European credit markets. In Europe, the firm is active across a broad array of opportunities including distressed, senior secured, structured products and special situations. Prior to joining GoldenTree, Mr. de Chillaz worked in investment banking for Bank of America Securities. Mr. de Chillaz earned his B.A. from Paris Dauphine University and received a Master’s degree in International Economics and Finance from Brandeis University.
Ted S. Lodge
Partner and Global Head of Restructurings and Turnarounds
Ted Lodge is a Partner and Global Head of Restructurings and Turnarounds at GoldenTree Asset Management and is a member of GoldenTree’s Distressed Committee. In addition, Mr. Lodge is a member of GoldenTree’s Executive Committee. Mr. Lodge has extensive operational, financial and legal experience, and has worked in a broad array of industries, including media and telecommunications, oil and gas, manufacturing, distribution, travel and leisure and financial services. Prior to joining GoldenTree, Mr. Lodge spearheaded restructurings and turnarounds of businesses in his capacities as Chairman of the Board, Executive Chairman or President, and served on numerous Boards of Directors. Mr. Lodge is a graduate of the University of Pennsylvania Law School, where he served as Executive Editor of Comparative Business and Capital Markets Law Journal. In addition, Mr. Lodge earned a Master of Science degree in Economic History from the London School of Economics. Mr. Lodge holds an A.B. in Political Economy (Magna Cum Laude) from Brown University and is a member of the Turnaround Management Association, American Bankruptcy Institute and National Association of Corporate Directors.

FUND EXPENSES
FS Multi-Alternative Advisor bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business of the Fund, including amounts that the Fund reimburses to FS Multi-Alternative Advisor or the Sub-Advisers for certain administrative services that FS Multi-Alternative Advisor or the Sub-Advisers provides or arranges at their expense to be provided to the Fund pursuant to the Administration Agreement or the Investment Sub-Advisory Agreements, as applicable. The services provided pursuant to the Administration Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Fund’s expenses.
Expenses borne directly by the Fund (and thus indirectly by Shareholders) include:
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the cost of calculating the NAV of Shares per class, including the cost of any third-party pricing or valuation services;

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the cost of effecting sales and repurchases of Shares and other securities;

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the Management Fee;

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distribution and/or Shareholder servicing fees;

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investment-related expenses (e.g., expenses that, in FS Multi-Alternative Advisor’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment-related travel and lodging expenses and research-related expenses and other due diligence expenses;

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investment-related professional fees, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

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fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

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research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

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all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among FS Multi-Alternative Advisor and any custodian or other agent engaged by the Fund;

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transfer agent and custodial fees;

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fees and expenses associated with marketing efforts;

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federal and any state registration or notification fees;

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federal, state and local taxes;

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fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or FS Multi-Alternative Advisor (or FS Multi-Alternative Advisor’s affiliates);

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the costs of preparing, printing and mailing reports and other communications, including proxies, quarterly repurchase offer correspondence or similar materials, to Shareholders;

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fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

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direct costs such as printing, mailing, long distance telephone and staff costs;

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legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

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external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

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costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002, as amended;

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all other expenses incurred by the Fund, FS Multi-Alternative Advisor or the Sub-Advisers in connection with administering the Fund’s business, including expenses incurred by FS Multi-Alternative Advisor or the Sub-Advisers in performing administrative services for the Fund and administrative personnel paid by FS Multi-Alternative Advisor or the Sub-Advisers, to the extent they are not controlling persons of FS Multi-Alternative Advisor, the Sub-Advisers or any of their respective affiliates, subject to the limitations included in the Administration Agreement; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses, including as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, FS Multi-Alternative Advisor and the Sub-Advisers will be reimbursed by the Fund for any of the above expenses that they pay on behalf of the Fund, including administrative expenses they incur on such entity’s behalf. Reimbursements of administrative expenses by the Fund are subject to the terms of the Administration Agreement and the Expense Limitation.
Pursuant to the Administration Agreement, FS Multi-Alternative Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other methods conforming with GAAP; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that Third-Party Other Operating Expenses exceed 0.25% of the average net assets attributable to each class of shares.
Class A, Class L and Class T Shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class. Class L, Class M and Class T Shares will pay a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to the applicable class of Shares and will be payable on a monthly basis.
FS Multi-Alternative Advisor and the Fund have entered into the Expense Limitation Agreement under which FS Multi-Alternative Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed the Expense Limitation. The Expense Limitation may be adjusted for different classes of Shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be

terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. Additionally, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur, subject to certain limitations. These amounts are included in, and are not in addition to, the Fund’s Expense Limitation.
Pursuant to the Letter Agreement dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter.
In addition, pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive reimbursement of and/or pay certain of the Fund’s “ordinary operating expenses” (or to cause its affiliates to waive and/or pay such expenses) to the extent necessary to ensure that the Fund’s “ordinary operating expenses” for each class of Shares, as applicable, did not exceed 0.00% of average daily net assets.
By subsequent letter agreements dated February 1, 2019 and April 30, 2019, FS Multi-Alternative Advisor has extended the terms of the Letter Agreement through the fiscal quarter ended April 30, 2019 and the fiscal quarter ending July 31, 2019, respectively.

MANAGEMENT FEE
Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund, FS Multi-Alternative Advisor is entitled to a Management Fee. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. The Management Fee for any partial quarter will be appropriately prorated. The Investment Sub-Advisory Agreements provide that (i) KKR Credit will receive a sub-advisory fee (payable out of the Management Fee) equal to 22.5 basis points (90 basis points on an annualized basis) of the aggregate value of the Fund’s average net assets managed by it; (ii) StepStone will receive a sub-advisory fee (payable out of the Management Fee) equal to: 5 basis points (20 basis points on an annualized basis) as to the first $500 million of the Fund’s average net assets managed by it; 3.75 basis points (15 basis points on an annualized basis) of the Fund’s average net assets managed by it above $500 million up to and including $750 million; 3.125 basis points (12.5 basis points on an annualized basis) of the Fund’s average net assets managed by it above $750 million up to and including $1 billion; and 2.5 basis points (10 basis points on an annualized basis) of the Fund’s average net assets managed by it above $1 billion; and (iii) the GoldenTree Sub-Adviser will receive a sub-advisory fee (payable out of the Management Fee) equal to 19.375 basis points (77.5 basis points on an annualized basis) of the aggregate value of the Fund’s average net assets managed by it; each during such quarter the applicable Sub-Adviser provides services to the Fund.
Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements
The Investment Advisory Agreement and Investment Sub-Advisory Agreements were approved by the Board and the sole initial Shareholder. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Fund’s, (iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements. A discussion regarding the basis for the approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements by the Board will be available in the Fund’s first report to Shareholders.
The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by FS Multi-Alternative Advisor or, if the Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Advisory Agreement with FS Multi-Alternative Advisor should be terminated, by the Fund. The Investment Advisory Agreement will automatically terminate in the event of its assignment (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).
The Investment Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by the applicable Sub-Adviser or, if the Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Sub-Advisory Agreement with a Sub-Adviser should be terminated, by the Fund. The Investment Sub-Advisory Agreements each will automatically terminate in the event of their assignment (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act) or the termination of the Investment Advisory Agreement.
FS Multi-Alternative Advisor may terminate the Sub-Advisory Agreement with KKR Credit immediately for “Cause”, which is defined as any of the following events: (i) KKR Credit becomes ineligible under Section 9(a) of the 1940 Act on account of action by itself, or a person subject to its supervision, in the absence of receiving an exemptive order under Section 9(c) of the 1940 Act; (ii) KKR Credit becomes ineligible under Section 9(b) of the 1940 Act; or (iii) KKR Credit has committed any willful misconduct, fraud, misappropriation of funds or breach of fiduciary duty, which after notice from FS Multi-Alternative Advisor and a period of thirty days thereafter to cure or mitigate such commission, is not cured or mitigated.

Additionally, subject to certain exceptions, the Sub-Advisory Agreements with KKR Credit and the Golden Tree Sub-Adviser provide that FS Multi-Alternative Advisor will terminate its relationship with the Fund in the event that a KKR Termination Trigger or GTAM Termination Trigger occurs, as more fully described beginning on page 33.
DETERMINATION OF NET ASSET VALUE
The Fund determines the NAV of Shares on each day that the NYSE is open for business as of the close of the regular trading session. Each Class A, Class L and Class T Share will be offered at NAV plus the applicable Sales Load, while each Class I and Class M Share will be offered at NAV. The Fund calculates NAV per Share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of Shares may vary if the Fund sells different amounts of Shares per class. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Multi-Alternative Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the Board’s audit committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset, FS Multi-Alternative Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Multi-Alternative Advisor deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements.
For purposes of calculating NAV, FS Multi-Alternative Advisor uses the following valuation methods:
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The market value of each security listed or traded on a recognized securities exchange or automated quotation system (an “Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded;

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If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an security traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an “OTC Security”), the Fund values such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities; and
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To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Multi-Alternative Advisor may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, FS Multi-Alternative Advisor may use independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that FS Multi-Alternative Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.
If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under the supervision of the Board.
Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by FS Multi-Alternative Advisor would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.

CONFLICTS OF INTEREST
FS Multi-Alternative Advisor, the Sub-Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•
The managers, officers and other personnel of FS Multi-Alternative Advisor allocate their time as they deem appropriate between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•
The personnel of the Sub-Advisers as they deem appropriate allocate their time between assisting FS Multi-Alternative Advisor in identifying investment opportunities and making investment recommendations or decisions and performing similar functions for other business activities in which they may be involved;

•
The principals of FS Multi-Alternative Advisor or the Sub-Advisers may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•
The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Multi-Alternative Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
The Fund may compete with other funds or clients managed or advised by the Sub-Advisers or affiliates of the Sub-Advisers for investment opportunities, subjecting the Sub-Advisers and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
The Adviser or the Sub-Advisers could be subject to a conflict of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive compensation while certain other funds of the Adviser or the Sub-Advisers are, which could incentivize the Adviser or the Sub-Advisers to favor such funds over the Fund when allocating investments;

•
GoldenTree also has an interest in an entity that it has retained to provide various services for its structured products group, including the Fund. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•
The Sub-Advisers and their affiliates may now, or in the future, acquire securities in which the Fund invests;

•
Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Multi-Alternative Advisor and the Sub-Advisers will receive the Management Fee in connection with the management of the Fund’s portfolio;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Multi-Alternative Advisor or the Sub-Advisers provide investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Multi-Alternative Advisor or the Sub-Advisers may result in FS Multi-Alternative Advisor or the Sub-Advisers coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of the Sub-Advisers to recommend to FS Multi-Alternative Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the Sub-Advisers would otherwise take an action;
•
FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•
The Sub-Advisers and their affiliates may have existing business relationships or access to material non-public information that would prevent such Sub-Adviser from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Multi-Alternative Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or a Sub-Adviser would otherwise take such an action;

•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates, as applicable, FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Multi-Alternative Advisor, the Sub-Advisers or any of their respective affiliates to participate in an investment opportunity. The Fund intends to seek exemptive relief from the SEC to engage in privately negotiated co-investment transactions with certain affiliates of FS Multi-Alternative Advisor and KKR Credit and GoldenTree. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Multi-Alternative Advisor and/or KKR Credit and GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Multi-Alternative Advisor or the Sub-Advisers (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

QUARTERLY REPURCHASES OF SHARES
No Right of Redemption
No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.
Repurchases of Shares
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to Shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase a specified percentage of its outstanding Shares at the NAV at regular intervals.
Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per share of repurchased shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the purchase payment date (each a “Purchase Payment Date”), which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares for each Share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the Shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.
Notice to Shareholders
No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price
The repurchase price of the Shares will be the NAV of the Share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date (the “Repurchase Price”). You may call (877) 372-9880 to learn the Repurchase Price and other available information on the NAV of the Fund. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of Shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (including cash and borrowings) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than FS

Multi-Alternative Advisor otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. FS Multi-Alternative Advisor intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.
Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders.
The Fund is intended as a long-term investment. The Fund does not intend to list its Shares on any securities exchange and does not expect a secondary market in its Shares to develop. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Fund’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Fund’s declaration of trust and bylaws, copies of which are filed with the books and records of the Fund, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund’s declaration of trust permits the Board to authorize one or more classes of Shares (which classes may be designated as one or more series), with Shares of each such class or series having such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board may from time to time, without a vote of the Shareholders, divide, combine or, prior to the issuance of Shares, reclassify the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. A majority of the Board, without any vote of Shareholders, may from time to time make any amendment to the Fund’s declaration of trust, including any amendment altering the terms or contract rights, as expressly set forth in the Fund’s declaration of trust, of any outstanding Shares, subject to the provisions of the 1940 Act.
The Fund offers five different classes of Shares: Class A, Class I, Class L, Class M and Class T Shares.
Affiliates of the Fund have been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each Share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” The details of each Share class are set forth in “Plan of Distribution.”
There is currently no market for the Shares, including Class A, Class I, Class L, Class M and Class T Shares, and the Fund does not expect that a market for the Shares, including Class A, Class I, Class L, Class M and Class T Shares, will develop. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.
Set forth below is a chart describing the classes of the Fund’s securities outstanding as of May 10, 2019:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Account Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common shares of beneficial interest, par value $0.001 per share	Unlimited	—	2,586,813
Class A Shares	Unlimited	—	1,600
Class I Shares	Unlimited	—	2,580,413
Class L Shares	Unlimited	—	1,600
Class M Shares	Unlimited	—	1,600
Class T Shares	Unlimited	—	1,600
Common Shares
Under the terms of the Fund’s declaration of trust, all Shares when consideration for Shares is received by the Fund, will be fully paid and non-assessable. Distributions may be paid to the holders of the

Fund’s Class A, Class I, Class L, Class M and Class T Shares (which shall be done pro rata among the Shareholders of a specific class) at the same time and in different per share amounts on such Class A, Class I, Class L, Class M and Class T Shares if, as and when authorized and declared by the Board. Each class of Shares shall represent beneficial interests in all of the Fund’s assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption (if any) as each other class of Shares except for such differences as are set forth in the Fund’s declaration of trust or any resolution of the Board. Except as may be provided by the Board in setting the terms of classified or reclassified Shares, Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Fund’s declaration of trust provides that the Board shall have the power to repurchase or redeem Shares. In addition, the Shares are not subject to any mandatory redemption obligations by the Fund.
In the event of the Fund’s liquidation, dissolution or winding up, each share of a class of Shares would be entitled to be paid, out of the Fund’s assets that are legally available for distribution to the Shareholders after the Fund pays or makes reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of the Fund’s preferred shares, if any preferred shares are outstanding at such time, a liquidation payment equal to the NAV per share of such class; provided, however, that if the Fund’s available assets are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of Shares of each class of Shares ratably in the same proportion as the respective amounts that would be payable on such Shares of each class of Shares if all amounts payable thereon were paid in full.
Class A, Class I, Class L, Class M and Class T Shares will vote together as a single class, and each share will be entitled to one vote on all matters submitted to a vote of Shareholders, including the election of trustees, and subject to the terms of any class or series of preferred shares, the holders of common shares shall have the exclusive right to vote on all matters as to which a Shareholder is entitled to vote pursuant to applicable law at all meetings of Shareholders; provided, however, that the holders of a class of Shares will have exclusive voting rights regarding any matter submitted to Shareholders that relates solely to such class and will have separate voting rights on any matter submitted to Shareholders in which the interests of that class differ from the interests of any other class. There will be no cumulative voting in the election of trustees, which means that holders of a majority of the outstanding Shares will be able to elect all of the Fund’s trustees, provided that there are no Shares of any other class or series of Shares outstanding entitled to vote in the election of trustees, and holders of less than a majority of such Shares will be unable to elect any trustee.
Under the Fund’s declaration of trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders, or in the future in compliance with the requirements of any exchange on which Shares may be listed in the future.
Preferred Shares and Other Securities
The Fund’s declaration of trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the shares and before any purchase of shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Fund’s Managed Assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Under the Fund’s declaration of trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.
Except as otherwise provided in the Fund’s declaration of trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position.
The Fund has entered into the Investment Advisory Agreement with FS Multi-Alternative Advisor. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, FS Multi-Alternative Advisor is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.
FS Multi-Alternative Advisor has also entered into the Investment Sub-Advisory Agreements with each of the Sub-Advisers. Each Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the respective Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. In addition, each Investment Sub-Advisory Agreement provides that the Sub-Adviser will indemnify the Fund, FS Multi-Alternative Advisor and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, FS Multi-Alternative Advisor or any of their respective affiliates and controlling persons may sustain as a result of such Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Fund’s declaration of trust, the Fund will advance the expenses of defending any action for which indemnification is sought if, among other requirements, the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Fund’s declaration of trust provides that the number of Trustees shall be no less than two and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been duly elected and qualified pursuant to the Fund’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.
The Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) with or without cause (i) at any meeting of Shareholders by a vote of 75% of the outstanding Shares or (ii) by a written instrument signed by at least two-thirds (66 2∕3%) of the remaining Trustees.

As of the date of this prospectus, the Fund had a total of five members of the Board, three of whom were Independent Trustees. Pursuant to the 1940 Act, at least 40% of the members of the Board must be Independent Trustees.
Action by Shareholders
The Fund’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Fund’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Fund’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Fund’s declaration of trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Fund’s declaration of trust provides that Shares shall not entitle Shareholders to appraisal rights.
Conflict with Applicable Laws and Regulations
The Fund’s declaration of trust provides that if and to the extent that any provision of the Fund’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Fund’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX ASPECTS
The following discussion is a general summary of U.S. federal income tax considerations generally applicable to the Fund and its investors. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and Shareholders (including Shareholders subject to special rules under U.S. federal income tax law).
The discussions set forth herein do not constitute tax advice. The Fund has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Fund’s Shares, as well as the effects of state, local and non-U.S. tax laws.
Taxation of the Fund
The Fund has elected to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to Shareholders. First, the Fund must derive at least 90% of its annual gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined below). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets of the Fund is invested in the securities (other than U.S. government securities and the securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and that are determined to be engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership is a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in clause (a) above. Income from the Fund’s investments in equity interests of other entities treated as partnerships for U.S. federal income tax purposes will be qualifying income for purposes of the income test described above to the extent it is attributable to items of partnership income that would be qualifying income if earned directly by the Fund.
As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to Shareholders, provided that in such taxable year it distributes at least 90% of the sum of  (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), if any. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of  (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gain in a manner necessary to minimize the imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income (including net capital gain) for that year, and all distributions to Shareholders (including distributions of net capital gain) would be taxable to Shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would, however, be eligible (i) to be treated as qualified dividend income eligible to be taxed at long-term capital gain rates in the case individual Shareholders and (ii) for the dividends-received deduction in the case of corporate Shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.
The Fund’s Investments
Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.
If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.
The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The Fund may invest a portion of its assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will generally be short-term capital gain or loss.
Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund does not expect that it will be eligible to elect to “pass through” to Shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Fund with respect to qualifying taxes.
Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.
Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.
The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to Shareholders of the regulated investment company in proportion to the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Taxation of Shareholders
The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Shares by the amount of undistributed capital gains included in the Shareholder’s income less the tax deemed paid by the Shareholder under clause (ii).
Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual Shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.
Any distributions you receive that are in excess of your share of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Shares, and thereafter as capital gain from the sale of your Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Shares.

Shareholders may be entitled to offset their capital gain dividends (but not dividends treated as qualified dividend income) with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Shareholders that have capital losses are urged to consult their tax advisers.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to Shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The price of Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
Except as discussed below in the case of a repurchase of Shares, the sale or other disposition of Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Shares. Any loss you recognize on a sale or other disposition of Shares will be disallowed if you acquire other identical Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Shares. In such case, your tax basis in the Shares acquired will be adjusted to reflect the disallowed loss.
In general, a repurchase of Shares should be treated as a sale or exchange of such Shares under section 302 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the Shareholder, (b) results in a “complete redemption” of the Shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the Shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the Shareholder’s proportionate interest in the Fund and where the Shareholder owns less than 50% of the voting power of all classes entitled to vote. A “complete redemption” of a Shareholder’s interest generally requires that all Shares of the Fund owned by such Shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the Shareholder’s proportionate interest in the Fund, which should result if the Shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any Shares actually owned, as well as Shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate.
Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

A Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any capital gain realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of Shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Shares.
Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
In addition, legislation enacted in 2010 and existing guidance issued thereunder requires withholding at a rate of 30% on ordinary income dividends (including qualified dividend income) in respect of Shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the U.S. Treasury to report, on an annual basis, information with respect to Shares in, and accounts maintained by, the institution to the extent such Shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Shares of the Fund are held will affect the determination of whether such withholding is required. Similarly, ordinary income dividends (including qualified dividend income) in respect of Shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to Shareholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s Shares.
The Fund may be required to apply special withholding rules to distributions to certain foreign investors to the extent such distributions are attributable to gain from sales of  “United States real property interests” held directly or indirectly by the Fund. Those rules, if applicable, require withholding at the rate of 35% of such a distribution payable with respect to a class of Shares. A distribution that is subject to 35% withholding will not also be subject to the 30% withholding tax described above. Distributions subject to 35% withholding will be treated as income effectively connected with a trade or business within the United States, and a foreign investor receiving such a distribution generally will be required to file a U.S. federal income tax return for the period in which such distribution is received. Under certain circumstances, a sale of Shares may be treated as a disposition of  “United States real property interests,” requiring foreign investors to file U.S. federal income tax returns and pay tax on the sale. Prospective foreign investors consult their tax advisers regarding these rules before purchasing Shares.
U.S. federal backup withholding tax may be required on dividends, distributions and sale or redemption proceeds payable to certain non-exempt Shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.
Ordinary income dividends, capital gain dividends, and gain from the sale, redemption or other disposition of Shares of the Fund also may be subject to state, local, and/or foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.
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The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Prospective investors are advised to consult their own tax advisers for more detailed information concerning the tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS
Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or FS Multi-Alternative Advisor or the Sub-Advisers will be a fiduciary under and within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

PLAN OF DISTRIBUTION
This is a continuous offering of Class A, Class I, Class L, Class M and Class T Shares as permitted by the federal securities laws. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus, in the case of the Class A, Class L and Class T Shares, the applicable Sales Load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of Shares. In reliance on Rule 415, the Fund intends to offer to sell up to 160 million Shares, on a continuous basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. Financial Intermediaries may charge you separate or additional fees for processing purchase and exchange orders and repurchase requests. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders and requests correctly and promptly and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of the regular trading session (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary in good order. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in the Shares. The Class L, Class M and Class T Shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to the applicable share class and is payable on a monthly basis. Class A and Class I Shares are not currently subject to a Distribution Fee.
The Distributor has entered into a “wholesale marketing” agreement with FS Investment Solutions, LLC (“FS Solutions”), a registered broker-dealer and an affiliate of FS Multi-Alternative Advisor. Pursuant to the terms of the wholesale marketing agreement, FS Solutions will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including but not limited to, the independent broker-dealer channel, the registered investment adviser channel and the wirehouse channel.
FS Multi-Alternative Advisor or its affiliates, in FS Multi-Alternative Advisor’s discretion and from their own resources, may pay additional compensation to Financial Intermediaries in connection with the sale and servicing of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, FS Multi-Alternative Advisor or its affiliates may pay a servicing fee to financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed certain classes of Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as may be necessary with respect to such accounts.
The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for FS Multi-Alternative Advisor and its affiliates in the ordinary course of business.
Prior to the initial public offering of Shares, Michael C. Forman contributed $100,000 to purchase 8,000 Class I Shares from the Fund at a price of  $12.50 per share, satisfying the net worth requirements of Section 14(a) of the 1940 Act.
In September 2018, March 2019 and April 2019, FS Investments purchased $31.4 million, $800,000 and $40,000, respectively, in Shares and has agreed to purchase up to $9.2 million in additional Shares in the future. FS Investments and its affiliates therefore may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in this Offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors.
About the Dealer Manager
The dealer manager for this offering is FS Solutions, an affiliate of FS Multi-Alternative Advisor. FS Solutions was formed in July 2007 as FS2 Capital Partners, LLC and registered as a broker-dealer with the SEC and The Financial Industry Regulatory Authority, Inc. in December 2007. FS Solutions may receive compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of certain classes of the Fund’s Shares.
Automatic Investment Plan — Subsequent Investments
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of  $100 into your established Fund account on specified days on a monthly, quarterly, semi-annual or annual basis. Please contact the Fund at (215) 495-1150 for more information about the Fund’s Automatic Investment Plan.
Purchase Terms
The minimum initial investment by a shareholder for Class A, Class L, Class M and Class T is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 for regular accounts and $50 for retirement plan accounts, except for investments made pursuant to the Fund’s “opt out” DRP or as otherwise permitted by the Fund. The minimum initial investment for Class I Shares is $1,000,000, while subsequent investments may be made in any amount. The Fund reserves the right to waive investment minimums. The Fund may permit a Financial Intermediary to waive the initial minimum per Shareholder for Class I Shares in the following situations: broker-dealers purchasing fund Shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment advisor (RIA) purchasing fund Shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s Shares are offered for sale through the Distributor at NAV plus, in the case of the Class A, Class L and Class T Shares, the applicable Sales Load. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.
Share Class Considerations
When selecting a Share class, you should consider the following:
•
which Share classes are available to you;

•
how much you intend to invest;

•
how long you expect to own the Shares; and

•
total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Class A Shares
The offering price for Class A Shares includes a Sales Load based on the amount invested in the Fund. The Sales Load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 5.75%, as set forth in the table below. A reallowance to participating broker-dealers will be made by the Distributor from the Sales Load paid by each investor. A portion of the Sales Load, up to 0.75%, may be paid to the Fund’s dealer manager (the “Dealer Manager Fee”) or re-allowed to participating broker-dealers. The following Sales Loads apply to your purchases of Class A Shares of the Fund:
Amount Purchased	Dealer Reallowance*	Dealer Manager Fee	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $100,000	5.00%	0.75%	5.75%	6.10%
$100,000 – $249,999	4.00%	0.75%	4.75%	4.99%
$250,000 – $499,999	3.00%	0.75%	3.75%	3.90%
$500,000 – $999,999	2.00%	0.50%	2.50%	2.56%
$1,000,000 and Above	1.00%	0.50%	1.50%	1.52%

*
Gross Dealer Concession paid to participating broker-dealers.

The following are additional features that should be taken into account when purchasing Class A Shares:
•
a minimum initial investment of  $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts (the Fund reserves the right to waive investment minimums); and

•
a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

Class I Shares
Class I Shares will be sold at the then-current NAV per Class I Share and are not subject to any upfront sales charge, shareholder servicing fees or Distribution Fees. Class I Shares may only be available through certain Financial Intermediaries. Because the Class I Shares are sold at the then-current NAV per Class I Share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class I Shares require a minimum investment of  $1,000,000 while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum as described above under “— Purchase Terms.”

Class L Shares
The offering price for Class L Shares includes a Sales Load based on the amount invested in the Fund. The Sales Load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 3.50%, as set forth in the table below. The following Sales Loads apply to your purchases of Class L Shares of the Fund:
Amount Purchased	Sales Load as a % of Offering Price*	Sales Load as a % of Amount Invested
Under $250,000	3.50%	3.63%
$250,000 – $499,999	2.50%	2.56%
$500,000 – $999,999	1.50%	1.52%
$1,000,000 and Above	None	None

*
Sales Load paid is the Gross Dealer Concession paid to participating broker-dealers.

The following are additional features that should be taken into account when purchasing Class L Shares:
•
a minimum initial investment of  $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts (the Fund reserves the right to waive investment minimums);

•
a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class L Shares; and

•
a monthly Distribution Fee which will accrue at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to Class L Shares.

Class M Shares
Class M Shares will be sold at the then-current NAV per Class M Share and are not subject to any upfront sales charge or shareholder servicing fees; however, the following are additional features that should be taken into account when purchasing Class M Shares:
•
a minimum initial investment of  $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts (the Fund reserves the right to waive investment minimums); and

•
a monthly Distribution Fee which will accrue at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to Class M Shares.

Because the Class M Shares of the Fund are sold at the prevailing NAV per Class M Share without an upfront Sales Load, the entire amount of your purchase is invested immediately.

Class T Shares
The offering price for Class T Shares includes a Sales Load based on the amount invested in the Fund. The Sales Load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 3.50%, as set forth in the table below. The following Sales Loads apply to your purchases of Class T Shares of the Fund:
Amount Purchased	Sales Load as a % of Offering Price*	Sales Load as a % of Amount Invested
Under $250,000	3.50%	3.63%
$250,000 – $499,999	2.50%	2.56%
$500,000 – $999,999	1.50%	1.52%
$1,000,000 and Above	None	None

*
Sales Load paid is the Gross Dealer Concession paid to participating broker-dealers.

The following are additional features that should be taken into account when purchasing Class T Shares:
•
a minimum initial investment of  $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts (the Fund reserves the right to waive investment minimums);

•
a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class T Shares; and

•
a monthly Distribution Fee which will accrue at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to Class T Shares.

Potential Sales Charge Waiver
You may be able to buy Class A, Class L or Class T Shares without a sales charge (i.e., “load-waived”) when you are:
•
reinvesting distributions;

•
a current or former director or Trustee of the Fund;

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of FS Multi-Alternative Advisor, the Sub-Advisers or their affiliates or of a broker-dealer authorized to sell Shares of the Fund;

•
purchasing Shares directly through FS Solutions;

•
purchasing Shares through a financial services firm that has a special arrangement with the Fund (there are currently no such special arrangements in place);

•
participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or

•
exchanging an investment in Class A, Class L or Class T (or equivalent type) Shares of another fund for an investment in the Fund.

In addition, concurrent purchases of Class A, Class L or Class T Shares by related accounts may be combined to determine the application of the Sales Load (i.e., available breakpoints or volume discounts). The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the Sales Load.

It is the investor’s responsibility to determine whether a reduced Sales Load would apply. The Fund is not responsible for making such determination. To receive a reduced Sales Load, notification must be provided at the time of the purchase order. If you purchase Class A, Class L or Class T Shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.
Right of Accumulation
You may purchase Class A, Class L or Class T Shares at a reduced initial sales charge by aggregating (1) the dollar amount of the new purchase (measured by the offering price) and (2) the value of your accumulated holdings of all Class A, Class L and Class T Shares of the Fund then held by you, or held in the accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. Subject to the Transfer Agent’s and your intermediary’s capabilities, the value of your accumulated holdings will be calculated as the higher of  (i) the current value of your existing holdings as of the day prior to your investment or (ii) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals, in each case, including holdings held in applicable accounts identified under “Aggregating Accounts.” In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Aggregating Accounts
To take advantage of lower applicable initial sales charges on large purchases or through the exercise of right of accumulation, the following persons may qualify to aggregate accounts:
•
an individual;

•
an individual and his or her spouse within the same household or custodial accounts for your minor children under the age of 21; and

•
any individuals sharing the same tax identification number.

To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.
Minimum Account Balances
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $500, other than as a result solely of depreciation in share value. Please note that you may incur a tax liability as a result of your account closure and associated redemption. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Share Class Conversions
Upon request, the Fund may, in its discretion, permit a current Shareholder to convert Shares held by them to another class of Fund Shares in a non-taxable transaction; provided that such Shareholder meets the requirements of the new Share class.
Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate equal to 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for Shareholders of the Fund. Because the Distribution Fee is paid out of the Fund’s assets on an ongoing basis, over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Service Expenses
The Fund has adopted a “Shareholder Services Plan” with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively.

DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to pay ordinary cash distributions to Shareholders on a quarterly basis. Such regular distributions are expected to be paid using all or a portion of the Fund’s Available Operating Funds, which are defined as the Fund’s net investment income after the application of the Expense Limitation, net capital gains and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains). The Fund may also pay distributions from offering proceeds or borrowings, which may constitute a return of an investor’s original investment. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Shares.
Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains.
Each year a statement on Form 1099-DIV identifying the character of the distributions (i.e., as ordinary income, “qualified dividend income,” “capital gain dividends,” and/or a tax-free return of capital) will be mailed to Shareholders. Fund distributions to Shareholders may exceed the Fund’s earnings and profits for U.S. federal income tax purposes, especially during the period before the Fund has substantially invested the proceeds from this Offering. As a result, a portion of such distributions may constitute a return of capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. In addition, certain investments the Fund makes, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, and a portion of the Fund’s distributions to Shareholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds to fund its distributions to Shareholders. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
To qualify for and maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year an amount at least equal to the sum of 90% of its “investment company taxable income” and its net tax-exempt interest income, if any, for such tax year. In order to avoid certain excise taxes imposed on RICs, the Fund must distribute during each calendar year an amount at least equal to the sum of  (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.
Distribution Reinvestment Plan
The Fund will operate under a DRP administered by DST. Pursuant to the plan, the Fund’s cash distributions are reinvested in the same class of Shares of the Fund.
Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Registered Shareholders who do not wish to have cash distributions automatically reinvested should so notify DST in writing at FS Multi-Alternative Income Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. Such written notice must be received by DST no later than 15 days prior to the record date of the cash distribution or the Shareholder will receive such cash distribution in Shares through the DRP. If Shares are held by a broker or other financial intermediary, a Shareholder may elect to withdraw from the DRP by notifying their broker or other financial intermediary of their election. Under the DRP, the Fund’s cash distributions to Shareholders are reinvested in full and fractional Shares as described below.
When the Fund declares a cash distribution, DST, on the Shareholder’s behalf, will receive additional authorized newly-issued Shares from the Fund. The number of Shares to be received when cash distributions are reinvested will be determined by dividing the total dollar amount of the distribution payable by the NAV per Share of the applicable class.
Although Shares issued pursuant to the DRP will not be subject to any Sales Load, such Shares will be subject to the shareholder servicing fee and Distribution Fee, as applicable.
DST will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. DST will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. DST, or another entity selected by a financial intermediary, as the case may be, will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of cash distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Aspects.”
The Fund reserves the right to amend, suspend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by participants.
All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Multi-Alternative Income Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A Shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

FISCAL YEAR; REPORTS
For accounting purposes, the Fund’s fiscal year ends on October 31. The Fund’s tax year ends on October 31. After the end of each calendar year, the Fund will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for U.S. federal income tax purposes. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the fiscal period for which the report is being made, or as otherwise required by the 1940 Act.

PRIVACY NOTICE
The Fund is committed to protecting the privacy of Shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice Shareholders may have received from the Fund.
The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about Shareholders. The only information the Fund collects from Shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Fund can send Shareholders annual reports, semi-annual reports and other information about the Fund, and send Shareholders other information required by law.
The Fund does not share this information with any non-affiliated third party except as described below.
•
Authorized employees of FS Multi-Alternative Advisor.   It is the Fund’s policy that only authorized employees of FS Multi-Alternative Advisor who need to know a Shareholder’s personal information will have access to it.

•
Service providers.   The Fund may disclose a Shareholder’s personal information to companies that provide services on the Fund’s behalf, such as record keeping, processing the Shareholder’s trades and mailing the Shareholder information. These companies are required to protect the Shareholder’s information and use it solely for the purpose for which they received it.

•
Courts and government officials.   If required by law, the Fund may disclose a Shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES
Inquiries concerning the Fund and the Shares should be directed to:
Investor Services
FS Multi-Alternative Income Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
Telephone: (215) 495-1150
Website: www.fsinvestments.com

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.
Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.
Up to 160,000,000
Common Shares
FS MULTI-ALTERNATIVE INCOME FUND

PRELIMINARY PROSPECTUS

[•], 2019

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JUNE 3, 2019
Maximum Offering of 160,000,000 Common Shares
FS MULTI-ALTERNATIVE INCOME FUND
Statement of Additional Information
[•], 2019

FS Multi-Alternative Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and operates as an interval fund. The Fund makes investments as described in the Fund’s prospectus dated [•], 2019, as may be supplemented from time to time (the “Prospectus”), which is incorporated herein by reference, with the proceeds it receives from the sale of common shares of beneficial interest (all classes of the Fund’s common shares of beneficial interest are collectively referred to in this Statement of Additional Information as “Shares”). There can be no assurance that the Fund will achieve its investment objective.
This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling the Fund collect at (215) 495-1150 or by accessing the Fund’s “Literature” page on FS Investments’ website at www.fsinvestments.com. The information on FS Investments’ website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.
Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.
Bank Loans and Participations
The Fund’s investment program may include bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower. Bank loans and participations may not be deemed to be “securities” under the federal securities laws of the United States and therefore may not be subject to the protections included in such laws.
The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The Fund typically acquires loans by assignment, but may in some instances purchase loans by participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.
Fixed-Income Instruments
The Fund invests in fixed-income instruments, such as high-yield corporate debt securities or bonds. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Underwriter”) for a group of investors (“Bond Investors”). In secured fixed-income instrument offerings, an institution, typically but not always an agent affiliated with the Underwriter, holds any collateral on behalf of the Bond Investors. The Fund may purchase fixed-income instruments either directly from the Underwriter or from a Bond Investor.
An issuer of fixed-income instruments must typically comply with the terms contained in a note purchase agreement or indenture between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in loan agreements. A trustee typically administers and enforces the terms of the Bond Agreement and the fixed-income instrument on behalf of all holders of the instrument.
The rights of holders of high-yield corporate debt securities or bonds are generally subordinate to any existing senior or secured lenders in the issuer’s capital structure and are structurally subordinated to the rights of any existing or future lenders to an issuer’s subsidiaries that do not guarantee the high-yield corporate debt securities or bonds, and thus have a lower priority in payment than such lenders.
Debtor-in-Possession (“DIP”) Loans
The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their underlying collateral and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.
Lender Liability
Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors or (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.
Restricted and Illiquid Securities
The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act (such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board directs FS Multi-Alternative Advisor and the Sub-Advisers collectively, the “Advisers”), or to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Collateralized Debt Obligations (“CDOs”)
The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CDOs, including CBOs, CLOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Structured Products Risk.   The Fund may invest in structured products, consisting of CLOs and credit-linked notes. CLOs and structured products are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.
In some instances, such as in the case of most CLOs, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.
The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.
Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. Structured products, and particularly subordinated interests thereof, are less liquid than many other types of securities and may be more volatile than the underlying assets. As a result, investments in CLOs and credit-linked notes may be subject to liquidity risk and may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
In addition, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Further, the performance of a CLO or other structured products will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.
Rights Offerings and Warrants to Purchase
The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.
Equity Securities
In addition to common stock, the Fund may invest in other equity securities, including preferred stock, convertible securities and depositary receipts.
Preferred Stock.   Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of the issuer’s preferred stock than in more senior credit securities with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Depositary Receipts.   The Fund may hold investments in sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.
Cash Equivalents and Short-Term Debt Securities
For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:
(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities, which experienced extreme volatility, and in some cases, a lack of liquidity. The Advisers will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisers will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisers will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Risks of Foreign Investments
Investments in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield.
In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, to comply with guidance related to the accounting and disclosure of uncertain tax positions under generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s NAV will be increased by any tax accruals that are ultimately reversed.
Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than those in the United States. Investments in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.
When-Issued and Forward Commitment Securities
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s NAV.
The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.
The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.
The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Special Situations
The Fund invests in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.
Certain Bankruptcy and Insolvency Issues
Some of the companies in which the Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.
Under U.S. bankruptcy or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment, with the Fund having only potential recourse to the proceeds of the sale.
Under certain circumstances, payments or grants of security to the Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.
Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund.
The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.
The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Swap Risk.   The Fund may also invest in credit default swaps, TRS and interest rate swaps, all of which are derivative instruments. In a TRS, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying reference assets. The Fund bears the risk of changes in value in the underlying reference assets. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.
In a credit default swap, the protection “buyer” may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty) on a marked-to-market basis (as required by the clearing organization with respect to cleared swaps or as calculated pursuant to requirements of the SEC). If the Fund is a seller of protection in a credit default swap transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such designation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such designation will not limit the Fund’s exposure to loss.
In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Fund’s ability to successfully use credit derivatives.
The Fund would typically have to post collateral to cover its potential obligation under a swap. Swap transactions may be subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets, and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to the swap generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The Fund will “cover” its swap positions by segregating or earmarking an amount of cash and/or liquid assets to the extent required by the 1940 Act and applicable SEC or SEC staff interpretations and guidance from time to time.
Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, may be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty and may be exchange-traded. Certain risks are reduced (but not eliminated) if the Fund invests in cleared or exchange-traded swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. However, clearing may subject the Fund to increased costs or margin requirements. There is no guarantee that a swap market will continue to provide liquidity. If FS Multi-Alternative Advisor and the Sub-Advisers are incorrect in their forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement and may incur a loss, which may be substantial.
Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.
The OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.
Credit default and TRS agreements may effectively add leverage to the Fund’s portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap. TRS agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. The Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Fund’s ability to successfully use swaps.
Options and Futures Risk.   The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible Financial Intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. The Fund will “cover” its options and futures positions by segregating or earmarking an amount of cash and/or liquid assets to the extent required by the 1940 Act and applicable SEC or SEC staff interpretations and guidance from time to time.
The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes, or to seek to enhance income or gain, in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid assets have been placed in a segregated account, or earmarked, on the books of or with a custodian to fulfill the obligation undertaken. The sale of a put option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated or earmarked assets.
The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.
Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to FS Multi-Alternative Advisor’s and the Sub-Advisers’ ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
Warrants Risk.   Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with senior loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of senior loans or corporate bonds and this may increase the volatility of the net asset value of the Shares.
Dividends.   The Fund may invest in equity securities. Dividends relating to these equity securities may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which the Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Growth Stock Risk.   Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Advisers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Advisers’ assessment of the prospects for a company’s earnings growth is wrong, or if the Advisers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that FS Multi-Alternative Advisor has placed on it.
Value Stock Risk.   The Advisers may be wrong in their assessment of a company’s value and the stocks the Fund owns may not reach what the Advisers believe are their full values. A particular risk of the Fund’s value stock investments is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Fund’s relative performance may suffer.
New Issues Risk.   “New Issues” are initial public offerings (“IPOs”) of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable initial public offerings and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Preferred Securities Risk.   The Fund may invest in two types of preferred securities, described below.
Preferred securities issued by an entity taxable as a corporation are generally referred to as traditional preferred securities. Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof — e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There are no assurances that dividends or distributions on the traditional preferred securities in which the Fund may invest will be declared or otherwise made payable.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
The second type of preferred securities in which the Fund may invest are referred to as trust preferred securities. Trust preferred securities are a comparatively new asset class and are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPS(SM)”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct, for tax purposes, the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, holders of trust preferred securities are treated as recognizing interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically, a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
There are special risks associated with investing in each type of preferred security, including:
Deferral Risk.   Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
Subordination Risk.   Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.
Limited Voting Rights Risk.   Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if  (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.
Special Redemption Rights Risk.   In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.
New Types of Securities Risk.   From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if FS Multi-Alternative Advisor believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Convertible Securities Risk.   Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
A “synthetic” convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Depositary Receipts.   The Fund may hold investments in sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.
Sovereign Government and Supranational Debt Risk.   Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurances that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.
U.S. Credit Rating and European Economic Crisis Risk.   In August 2011, S&P lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+,” which was re-affirmed by S&P in November 2016. In January 2012, S&P lowered its long-term sovereign credit ratings for France, Italy, Spain and six other European countries, which negatively impacted global markets and economic conditions. S&P subsequently raised its long-term sovereign credit rating on Spain to “BBB,” but its current credit rating still signifies significant ongoing risk. Furthermore, following the United Kingdom’s referendum to leave the European Union (“EU”), S&P lowered its long-term sovereign credit rating. In addition, the terms of the United Kingdom’s exit and any future referendums in other European countries may disrupt the global market. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets to these developments could cause interest rates and borrowing costs to rise, which may negatively impact the Fund’s ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on the Fund’s business, financial condition and results of operations.
Eurozone and Redenomination Risk.   The Fund may invest from time to time in European companies and companies that may be affected by the Eurozone economy. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. The United Kingdom sought to withdraw from the EU by invoking article 50 of the Lisbon Treaty in late March 2017, and is currently scheduled to withdraw from the EU on March 29, 2019. As a result of the political divisions within the United Kingdom and between the United Kingdom and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may cause increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments. Further, Brexit may cause other member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. In addition, ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the EU or the Eurozone create risks that could materially and adversely affect the Fund’s investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro-denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Fund. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain Eurozone-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Risks Associated with Recent Commodity Futures Trading Commission Rulemaking.   FS Multi-Alternative Advisor will claim an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that FS Multi-Alternative Advisor is not subject to registration or regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Fund. In order to maintain the exclusion for FS Multi-Alternative Advisor, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify FS Multi-Alternative Advisor for the exclusion, FS Multi-Alternative Advisor may be subject to the CFTC’s CPO registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.
Failure of Futures Commission Merchants and Clearing Organizations.   The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.
Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.
Litigation.   From time to time, in the ordinary course of their operations, the Advisers and their affiliates may be subject to litigation and arbitration, which can be costly and divert significant portions of the Advisers’ time and resources. Any litigation or arbitration could have a materially adverse effect on the Fund.
Systems Risks.   The Fund depends on the Advisers to develop and implement appropriate systems for the Fund’s activities. The Fund relies extensively on computer programs and systems to evaluate certain securities based on real-time trading information, to monitor its portfolio and net capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, certain of the Fund’s and the Advisers’ operations interface with or depend on systems operated by third parties, including market counterparties and other service providers, and the Fund or the Advisers may not be in a position to verify the risks or reliability of such third-party systems. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by worms, viruses and power failures. Any such defect or failure could have a material adverse effect on the Fund. For example, such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades and cause inaccurate reports, which may affect the Fund’s ability to monitor its investment portfolio and its risks. Studies have shown that a lack of adequate systems is often a significant contributing factor to failures of funds like the Fund.
Purchase Price Risk.   The purchase price at which an investor purchases Shares will be determined at each daily closing and will equal the NAV per Share of the applicable class as of such date, plus the applicable Sales Load. As a result, in the event of an increase in the Fund’s NAV per Share of an applicable class, an investor’s purchase price may be higher than the prior daily closing price per Share of the applicable class, and therefore an investor may receive fewer Shares than if an investor had subscribed at the prior daily closing price.
“Best-Efforts” Offering Risk.   This Offering is being made on a best efforts basis, whereby the Distributor only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Fluctuations in Results.   The Fund could experience fluctuations in its operating results due to a number of factors, including the Fund’s ability or inability to make investments that meet the Fund’s investment objective, the interest or dividend rates payable on the securities it acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Investment Dilution Risk.   The Fund’s investors do not have preemptive rights to any Shares that the Fund may issue in the future. The Fund’s declaration of trust authorizes it to issue an unlimited number of Shares. A majority of the Board may amend the Fund’s declaration of trust. After an investor purchases Shares, the Board may elect to sell additional Shares or other classes of Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Other Portfolio Strategies
Short Sales
The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.
When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.
Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.
Derivatives
General Limitations on Futures and Options Transactions.   The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Fund is not subject to regulation as a commodity pool under The Commodity Exchange Act (the “CEA”).
Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.
Asset Coverage for Futures and Options Positions.   The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.
Options.   The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.
As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.
Certain Considerations Regarding Options.   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.
Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
Futures Contracts.   The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.
An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.
Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.
Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.
As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.
Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.
In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.
Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.
Swap Agreements.   The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.
Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.
Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.
The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.
The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.
Equity Swaps.   In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.
Zero Coupon and Paid-In-Kind (“PIK”) Bonds.
The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Repurchase Agreements
The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinions of the Advisers, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisers will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisers will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Securities Lending
To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Advisers to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
INVESTMENT RESTRICTIONS
As fundamental policies, the Fund may:
(1)
Borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2)
Not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by law.

(3)
Purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(4)
Purchase or sell real estate and real estate mortgages to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules regulations or orders may be amended from time to time.

(5)
Engage in short sales, purchases on margin and the writing of put and call options to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

In addition as a fundamental policy, the Fund will not concentrate its investments in any one industry or group of industries. The Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as derivatives, that may properly be assigned to a particular industry. The Fund will consider the concentration of underlying funds when determining compliance with its concentration policy, and the Fund will not invest 25% or more of its assets in an underlying fund that it knows concentrates its assets in a single industry. For assets invested in senior loans and loan participations where the Fund does not assume a contractual lending relationship with the borrower, the Fund will treat both the financial intermediary and the ultimate borrower as issuers when applying the Fund’s industry concentration policy. In the case of any asset-backed securities, the Fund relies on a third-party industry classification system which assigns asset-backed securities to sectors based on the economic characteristics of those securities, and also classifies asset-backed securities based upon the currency in which they are denominated within these sectors. In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for no less than 5% nor more than 25% of the Shares outstanding at NAV, less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day. Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline, which is the date the repurchase offer ends.
The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statutes, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of the holders of the Fund’s Shares (“Shareholders”) will be required or sought.
Notations Regarding Fundamental Investment Restrictions
The following notations are not considered to be part of the Fund’s fundamental investment policies described above and are subject to change without Shareholder approval.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
Additionally, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
Altering Fundamental Investment Restrictions
The restrictions listed above (but not the notations with respect thereto) are fundamental policies of the Fund. The Fund may not alter these fundamental policies without the approval of the holders of a majority of the outstanding Shares. For purposes of the foregoing, “a majority of the outstanding Shares” means (i) 67% or more of such Shares present at a meeting, if the Shareholders of more than 50% of such Shares are present or represented by proxy, or (ii) more than 50% of such Shares, whichever is less.
Other than the fundamental policies listed above, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior Shareholder approval.
Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) of the Fund apply only at the time a transaction is entered into, and subsequent changes in value, ratings downgrades or changes in credit quality will not result in the Fund being required to dispose of any portfolio security. Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

MANAGEMENT OF THE FUND
Pursuant to the Fund’s declaration of trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The officers of the Fund conduct and supervise the Fund’s daily business operations.
Board Trustees and Executive Officers
Board Leadership Structure
The Board consists of five members, three of whom are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund, FS Multi-Alternative Advisor or the Sub-Advisers (collectively, “Independent Trustees”). Among other things, the Board sets broad policies for the Fund and appoints the Fund’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s declaration of trust. The Trustees serving on the Board were elected by the organizational Shareholders of the Fund.
Michael C. Forman serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with FS Multi-Alternative Advisor. The Board feels that Mr. Forman, as the Fund’s co-founder and chief executive officer, is the Trustee with the most knowledge of the Fund’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent trustee, and each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Fund at this time given the Fund’s current size and complexity. The Board, which reviews its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.
Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Fund’s performance and operations; (ii) reviewing and approving, as applicable, the Fund’s compliance policies and procedures; (iii) meeting with members of FS Multi-Alternative Advisor’s and the Sub-Advisers’ portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including FS Multi-Alternative Advisor and the Sub-Advisers and the Fund’s administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Fund’s activities and to provide direction with respect thereto; and (v) engaging the services of the Fund’s chief compliance officer to test the compliance procedures of the Fund and its service providers. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and its service providers.

Trustees
Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each Trustee is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	58	April 2018	Chairman	Chairman and Chief Executive Officer of FS Investments	10	FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc (since 2016); FS Energy Total Return Fund (since 2016); FS Investment Corporation IV (since 2015); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2007)
David J. Adelman(2)	47	August 2018	Vice- Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Credit Real Estate Income Trust, Inc. (since 2018); FS Series Trust (since 2017); and FS Energy Total Return Fund (since 2017)
Independent Trustees
Holly E. Flanagan	47	August 2018	Trustee	Managing Director of Gabriel Investments (since 2013)	3	FS Credit Income Fund (since 2017); and FS Energy Total Return Fund (since 2017)

Name	Age	Trustee Since	Title	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Brian R. Ford	70	August 2018	Trustee	Partner of Ernst & Young LLP (1971 – 2008)	3	FS KKR Capital Corp. (formerly FS Investment Corporation) (since 2018); FS Investment Corporation II (since 2018); FS Investment Corporation IV (since 2018); FS Credit Income Fund (since 2017); FS Energy Total Return Fund (since 2016); FS Investment Corporation III (since 2013); Clearway Energy, Inc. (formerly NRG Yield, Inc.) (since 2013); and AmeriGas Propane, Inc. (since 2013)
Daniel J. Hilferty III	62	March 2019	Trustee	Chief Executive Officer of Independence Health Group (since 2010)	3	FS Energy Total Return Fund (since March 2019); FS Credit Income Fund (since March 2019); and Aqua America, Inc. (since June 2017)

*
The “Fund Complex” consists of the Fund, FS Series Trust, FS Credit Income Fund, FS Energy Total Return Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)
Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

(2)
Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

Interested Trustees
Michael C. Forman is chairman and chief executive officer of FS Investments and has been leading the company since founding it in 2007. He has served as the chairman and chief executive officer of FS Multi-Alternative Advisor since its inception. Mr. Forman also currently serves as chairman, president and/or chief executive officer of certain of the other funds sponsored by FS Investments. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.
Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FS Multi-Alternative Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and FS Multi-Alternative Advisor’s chief executive officer make him a significant asset to the Fund.

David J. Adelman has served as the Fund’s vice-chairman since August 2018. Mr. Adelman also currently serves as the vice-chairman of certain of the others funds sponsored by FS Investments and certain of their investment advisers. As chief executive officer of Campus Apartments, Inc., or Campus Apartments, Mr. Adelman is one of the nation’s leading experts on university-affiliated real estate development. Under his leadership, Campus Apartments has grown into one of the nation’s largest providers of on- and off-campus student housing, with more than $2 billion in assets under management across 24 states. Mr. Adelman is an active private investor and entrepreneur, co-founding and serving as vice-chairman of FS Investments, a leading manager of alternative investment funds. He is very active in the community, serving on the Wheels Up Board of Directors; Penn Medicine Board of Trustees; Board of Councilors of the USC Shoah Foundation-The Institute for Visual History and Education; Vice Chair of University City District Board of Directors; a member of The Real Estate Roundtable; and a member of the Young Presidents’ Organization (YPO). He also previously served on the Actua corporation (Nasdaq: ACTA) board of directors. Mr. Adelman received his B.A. in Political Science from Ohio State University.
Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Fund.
Independent Trustees
Holly Flanagan has served as a managing director of Gabriel Investments, an early stage venture capital firm, since April 2013. She is responsible for identifying and analyzing investment opportunities and advising portfolio companies on sales activities and overall commercialization strategies. Prior to this, Ms. Flanagan served as vice president of business development for TicketLeap Inc., a web-based ticketing start-up company, from 2011 to 2013, where she oversaw all company business development efforts, including strategy and plan execution. From 2009 to 2011, Ms. Flanagan was a senior director of business development and sales for Epic Research, a niche business development consulting firm. She also served as a senior director of U.S. strategic alliances for Barclays Bank from 2000 to 2009 (and head of retailer recruitment for Barclays UK) as well as vice president of business development for MBNA America (now Bank of America) from 1991 to 2000. Ms. Flanagan has also served as a board member of DailyWorth LLC from 2014 to 2017. She is active in her community and currently serves on the board of trustees of The Philadelphia School and The Philadelphia Theater Company, where she is a member of the finance committee on both boards. Additionally, Ms. Flanagan is an Eisenhower Fellow, having spent time in China studying entrepreneurship and investment. Ms. Flanagan received her M.B.A. and B.A. in Organizational & Interpersonal Communication from the University of Delaware.
Ms. Flanagan’s extensive business development and strategy experience has provided her, in the opinion of the Board, with experience and insight which is beneficial to the Fund.
Brian R. Ford retired as a partner of Ernst & Young LLP, a multinational professional services firm, in July 2008, where he was employed since 1971. Mr. Ford has served on the boards of various public companies, including Clearway Energy, Inc. (formerly NRG Yield, Inc.) (“Clearway”), which invests in contracted renewable and conventional generation and thermal infrastructure assets. He has served on the Clearway board, since July 2013, has served on its audit committee, compensation committee and corporate governance and conflicts and nominating committee since July 2013 and has served as the chairman of its audit committee since January 2016. He has also served on the board of AmeriGas Propane, Inc., a propane company, since November 2013, and has served as a member of its audit committee and corporate governance committee since November 2013. Mr. Ford previously served on the board of Gulfmark Offshore, Inc. (“Gulfmark”), a global provider of marine transportation, from March 2009 to November 2018 and served as the chairman of its audit committee from March 2011 to November 2018. Mr. Ford was previously the chief executive officer of Washington Philadelphia Partners, LP, a real estate investment company, from July 2008 to April 2010. He also has served on the boards of Drexel University and Drexel University College of Medicine since March 2004 and March 2009, respectively. Mr. Ford received his B.S. in Economics from Rutgers University. He practiced as a Certified Public Accountant with Ernst & Young LLP.

Mr. Ford’s extensive financial accounting experience and service on the boards of public companies, in the opinion of the Board, provides him with insight which is beneficial to the Fund.
Daniel J. Hilferty III is the chief executive officer of Independence Health Group (“IHG”) (parent of Independence Blue Cross), a health insurer, and has presided in such capacity since December 2010. He also served as president of IHG from December 2010 to December 2018. He previously served as the president of Independence Blue Cross’ health markets division from December 2009 to December 2010 and as the president and chief executive officer of AmeriHealth Caritas Family of Companies (formerly AmeriHealth Mercy), a managed-care company, from March 1996 to December 2009. Mr. Hilferty has served as a member of the board of directors of Aqua America, Inc. (NYSE: WTR), a holding company for regulated utilities providing water or waste water services, since June 2017, currently serves on its corporate governance, executive and executive compensation committees, has served as the chairman of its corporate governance committee since January 2018, and has served as its lead independent director since December 2017. Mr. Hilferty previously served as a member of the board of directors of FS Investment Corporation III, a business development company that primarily invests in floating rate, senior secured loans of private U.S. middle-market companies, and its nominating and corporate governance committee from February 2014 to December 2018. Mr. Hilferty also currently serves on the boards of various private companies and organizations, including as vice chairman of the board of directors of Independence Health Group since 2018, chairman of the board of directors of the Chamber of Commerce for Greater Philadelphia since 2018, a member of the board of directors of America’s Health Insurance Plans and its executive committee since 2013 and a member of the board of directors of Blue Cross Blue Shield Association since 2011. Mr. Hilferty graduated from the American University Graduate School for Government and Public Administration with a Master’s in Public Administration and received his B.S. in Accounting at Saint Joseph’s University.
Mr. Hilferty’s extensive leadership experience has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Fund.

Executive Officers
The following persons serve as the Fund’s executive officers in the following capacities:
Name	Age	Position(s) Held With Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	58	Chief Executive Officer & President	Since 2018	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	57	Chief Financial Officer	Since 2018	Chief Financial Officer,
				FS Energy and Power Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Global Credit Opportunities Fund and its affiliated feeder funds and FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	42	General Counsel & Secretary	Since 2018	General Counsel, FS Investments
James F. Volk	56	Chief Compliance Officer	Since 2018	Managing Director, Fund Compliance, FS Investments; and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)
The address for each executive officer is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Executive Officers Who Are Not Trustees
Edward T. Gallivan, Jr. has served as the Fund’s chief financial officer since April 2018. Mr. Gallivan has also served as the chief financial officer of certain of the other funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm, PricewaterhouseCoopers LLP, where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.
Stephen S. Sypherd has served as the Fund’s general counsel and secretary since April 2018. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of certain of the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).
James F. Volk has served as the Fund’s chief compliance officer since April 2018. Mr. Volk also serves as the chief compliance officer of certain of the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting the Fund and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.
The biographies of the remainder of the Fund’s executive officers are provided above under “Interested Trustees” or in the Prospectus.
Compensation of Trustees
Trustees who do not also serve in an executive officer capacity for the Fund, FS Multi-Alternative Advisor or the Sub-Advisers are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter of the Fund (and any other interval funds of the same family of investment companies (collectively with the Fund, the “Interval Fund Complex”)). Annual cash retainers and annual fees for serving as a committee chairperson will be split among the funds in the Interval Fund Complex based on each fund’s net assets as of the end of such fiscal quarter. These Trustees are Holly E. Flanagan, Brian R. Ford and Daniel J. Hilferty III. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:
NET ASSETS UNDER MANAGEMENT	ANNUAL CASH RETAINER	BOARD AND COMMITTEE MEETING FEE(1)	AUDIT	NOMINATING AND CORPORATE GOVERNANCE
$0 to $200 million	—	$1,000	$5,000	$1,200
$200 million to $500 million	$10,000	$1,000	$6,500	$2,600
$500 million to $2 billion	$25,000	$1,000	$8,000	$3,200
$2 billion to $5 billion	$50,000	$1,000	$11,000	$4,400
$5 billion to $10 billion	$100,000	$1,000	$15,000	$6,000
> $10 billion	$250,000	$1,000	$25,000	$10,000

(1)
Meeting fees commence after four quarterly meetings. Only one meeting fee will be paid for joint meetings with two or more boards or committees of funds in the Interval Fund Complex.

The Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.
The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund, FS Multi-Alternative Advisor or any Sub-Adviser.
Board Committees
In addition to serving on the Board, Trustees may also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.
Audit Committee
The audit committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting. The audit committee of the Board also establishes policies and procedures regarding the valuation of the Fund’s investments. On a quarterly basis, the Board’s audit committee reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process. The members of the audit committee are Holly E. Flanagan, Brian R. Ford and Daniel J. Hilferty III, each of whom is an Independent Trustee. Mr . Ford serves as the chairman of the audit committee. The Board has determined that Mr. Ford is an “audit committee financial expert” as defined under SEC rules.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee selects and nominates Trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The nominating and corporate governance committee considers candidates suggested by its members and other Trustees, as well as the Fund’s management and Shareholders. The members of the nominating and corporate governance committee are Holly E. Flanagan, Brian R. Ford and Daniel J. Hilferty III and Holly Flanagan serves as chairman of the nominating and corporate governance committee.
Trustee Beneficial Ownership of Shares
The following table shows the dollar range of Shares beneficially owned by each Trustee as of December 31, 2018 based on the NAV per Class I Share of  $12.12 on such date and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Fund, based on their respective net asset values per share as of December 31, 2018.
Name	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies(1)(2)
Interested Trustees
Michael C. Forman	Over $100,000(2)	Over $100,000
David J. Adelman	Over $100,000(2)	Over $100,000
Independent Trustees
Holly E. Flanagan	None	None
Brian R. Ford	None	$50,001 – $100,000
Joseph P. Ujobai	None	None
Daniel J. Hilferty III	None	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

Shareholder Communication
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s offices at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Codes of Ethics
The Fund, FS Multi-Alternative Advisor, the Fund’s distributor and the Sub-Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts so long as such investments are made in accordance with the applicable code’s requirements; however, they may not invest in securities held by the Fund. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The Adviser
FS Multi-Alternative Advisor, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. FS Multi-Alternative Advisor is an affiliate of FS Investments, a national sponsor of alternative investment funds designed for the individual investor. FS Multi-Alternative Advisor’s principal office is located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. For more information regarding FS Multi-Alternative Advisor, see “The Adviser” in the Prospectus. For more information on the services provided by FS Multi-Alternative Advisor to the Fund, see “Management of the Fund” in the Prospectus.
The Fund’s Investment Advisory Agreement (the “Investment Advisory Agreement”) will become effective upon the initial regular daily closing and continues in effect for a period of two years from its effective date. If not sooner terminated, the Investment Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement and the Administration Agreement may be terminated at any time, without penalty, by FS Multi-Alternative Advisor, upon 60 days’ notice to the Fund.
Under the Investment Advisory Agreement, FS Multi-Alternative Advisor is entitled to a “Management Fee” calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. The Management Fee for any partial quarter will be appropriately prorated.
FS Multi-Alternative Advisor and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which FS Multi-Alternative Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of Shares to account for class-specific expenses. In consideration of FS Multi-Alternative

Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. Additionally, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur, subject to certain limitations.
Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter.
In addition, pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive reimbursement of and/or pay certain of the Fund’s “ordinary operating expenses” (or to cause its affiliates to waive and/or pay such expenses) to the extent necessary to ensure that the Fund’s “ordinary operating expenses” for each class of Shares, as applicable, did not exceed 0.00% of average daily net assets.
By subsequent letter agreements dated February 1, 2019 and April 30, 2019, FS Multi-Alternative Advisor has extended the terms of the Letter Agreement through the fiscal quarter ended April 30, 2019 and the fiscal quarter ending July 31, 2019, respectively.
FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs. Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include marketing expenses, salaries and other direct expenses of FS Multi-Alternative Advisor’s and the Sub-Advisers’ personnel and employees of their affiliates while engaged in registering and marketing the Shares.
For the fiscal period from September 27, 2018 (Commencement of Operations) through October 31, 2018, the Fund paid management fees (after waivers and reimbursements) as follows (in thousands):
	Management Fees	Waivers	Reimbursements	Management Fees Paid (After Waivers and Reimbursements)
FS Multi-Alternative Advisor	$54	—	$(40)	$14
KKR Credit(1)	$8	—	—	$8
GoldenTree Sub-Adviser(2)	$11	—	—	$11
StepStone(3)	$2	—	—	$2

(1)
Pursuant to the investment sub-advisory agreement by and among the Fund, FS Multi-Alternative

Advisor and KKR Credit, KKR Credit is entitled to receive a sub-advisory fee (payable out of the Management Fee) equal to 22.5 basis points (90 basis points on an annualized basis) of the aggregate value of the Fund’s average net assets managed by it. The amounts shown above are included in, and not in addition to, the management fees paid by the Fund to FS Multi-Alternative Advisor.
(2)
Pursuant to the investment sub-advisory agreement by and among the Fund, FS Multi-Alternative Advisor and the GoldenTree Sub-Adviser, the GoldenTree Sub-Adviser is entitled to receive a sub-advisory fee (payable out of the Management Fee) equal to 19.375 basis points (77.5 basis points on an annualized basis) of the aggregate value of the Fund’s average net assets managed by it. The amounts shown above are included in, and not in addition to, the management fees paid by the Fund to FS Multi-Alternative Advisor.

(3)
Pursuant to the investment sub-advisory agreement by and among the Fund, FS Multi-Alternative Advisor and StepStone, StepStone is entitled to receive a sub-advisory fee (payable out of the Management Fee) equal to: 5 basis points (20 basis points on an annualized basis) as to the first $500 million of the Fund’s average net assets managed by it; 3.75 basis points (15 basis points on an annualized basis) of the Fund’s average net assets managed by it above $500 million up to and including $750 million; 3.125 basis points (12.5 basis points on an annualized basis) of the Fund’s average net assets managed by it above $750 million up to and including $1 billion; and 2.5 basis points (10 basis points on an annualized basis) of the Fund’s average net assets managed by it above $1 billion.

The Sub-Advisers
FS Multi-Alternative Advisor has engaged StepStone, KKR Credit and the GoldenTree Sub-Adviser to act as the Fund’s investment sub-advisers pursuant to the separate Investment Sub-Advisory Agreements with each Sub-Adviser (collectively, the “Investment Sub-Advisory Agreements”). The Sub-Advisers identify investment opportunities, make investment recommendations for approval by FS Multi-Alternative Advisor and, as applicable, execute on their trading strategies subject to guidelines set by FS Multi-Alternative Advisor and the applicable Sub-Adviser. StepStone, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited partnership with its principal office located at 4275 Executive Square, Suite 500, La Jolla, CA 92037. KKR Credit, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited liability company with its principal office located at 555 California Street, 50th Floor, San Francisco, CA 94104. The GoldenTree Sub-Adviser, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited liability company with its principal office located at 300 Park Avenue, 21st Floor, New York, NY 10022. For more information regarding the Sub-Advisers, see “The Sub-Advisers” in the Prospectus.
Each Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by such Sub-Adviser or, if the Board or the holders of a majority of the Fund’s outstanding voting securities determine that the Investment Sub-Advisory Agreement with a Sub-Adviser should be terminated, by FS Multi-Alternative Advisor. The Investment Sub-Advisory Agreements each shall automatically terminate in the event of its assignment (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act) or the termination of the Investment Advisory Agreement.
FS Multi-Alternative Advisor may terminate the Sub-Advisory Agreement with KKR Credit immediately for “Cause”, which is defined as any of the following events: (i) KKR Credit becomes ineligible under Section 9(a) of the 1940 Act on account of action by itself, or a person subject to its supervision, in the absence of receiving an exemptive order under Section 9(c) of the 1940 Act; (ii) KKR Credit becomes ineligible under Section 9(b) of the 1940 Act; or (iii) KKR Credit has committed any willful misconduct, fraud, misappropriation of funds or breach of fiduciary duty, which after notice from FS Multi-Alternative Advisor and a period of thirty days thereafter to cure or mitigate such commission, is not cured or mitigated. Additionally, subject to certain exceptions, the Sub-Advisory Agreements with KKR Credit and the GoldenTree Sub-Adviser provide that FS Multi-Alternative Advisor will terminate its relationship with the Fund in the event that certain Termination Triggers occur, as defined in the Prospectus.

Portfolio Management
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2018: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Brian Gerson
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	$20,378,356	6	$20,378,356
Other Accounts	—	—	—	—
Michael Kelly
Registered Investment Companies	15	$329,448	—	—
Other Pooled Investment Vehicles	7	$20,624,955	7	$20,624,955
Other Accounts	—	—	—	—
Robert Haas
Registered Investment Companies	1	$56,872	—	—
Other Pooled Investment Vehicles	1	$246,599	1	$246,599
Other Accounts	—	—	—	—
Robert Lawrence
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$246,599	1	$246,599
Other Accounts	—	—	—	—
Daniel Picard
Registered Investment Companies	1	$143,357	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)
Assets provided as of December 31, 2018 for accounts with fiscal year end of December 31 and as of January 31, 2019 for accounts with fiscal year end of October 31.

Compensation of Portfolio Managers
FS Multi-Alternative Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of Shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
Securities Ownership of Portfolio Managers
The following table shows the dollar range of equity securities in the Fund beneficially owned by each portfolio manager as of May 10, 2019 based on the NAV per Class I share of  $12.84 on such date.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Brian Gerson	None
Michael Kelly	None
Robert Haas	None
Robert Lawrence	None
Daniel Picard	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

Potential Conflicts of Interest
FS Multi-Alternative Advisor, the Sub-Advisers and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•
The managers, officers and other personnel of FS Multi-Alternative Advisor allocate their time as they deem appropriate between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•
The personnel of the Sub-Advisers as they deem appropriate allocate their time between assisting FS Multi-Alternative Advisor in identifying investment opportunities and making investment recommendations or decisions and performing similar functions for other business activities in which they may be involved;

•
The principals of FS Multi-Alternative Advisor or the Sub-Advisers may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•
The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Multi-Alternative Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
The Fund may compete with other funds or clients managed or advised by the Sub-Advisers or affiliates of the Sub-Advisers for investment opportunities, subjecting the Sub-Advisers and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•
The Adviser or the Sub-Advisers could be subject to a conflict of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive compensation while certain other funds of the Adviser or the Sub-Advisers are, which could incentivize the Adviser or the Sub-Advisers to favor such funds over the Fund when allocating investments;

•
GoldenTree also has an interest in an entity that it has retained to provide various services for its structured products group, including the Fund. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•
The Sub-Advisers and their affiliates may now, or in the future, may acquire securities in which the Fund invests;

•
Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Multi-Alternative Advisor and the Sub-Advisers will receive the Management Fee in connection with the management of the Fund’s portfolio;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Multi-Alternative Advisor or the Sub-Advisers provide investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Multi-Alternative Advisor or the Sub-Advisers may result in FS Multi-Alternative Advisor or the Sub-Advisers coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of the Sub-Advisers to recommend to FS Multi-Alternative Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the Sub-Advisers would otherwise take an action;

•
FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•
The Sub-Advisers and their affiliates may have existing business relationships or access to material non-public information that would prevent such Sub-Adviser from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Multi-Alternative Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or a Sub-Adviser would otherwise take such an action;

•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Multi-Alternative Advisor, the Sub-Advisers and any of their respective affiliates, as applicable, FS Multi-Alternative Advisor, the Sub-Advisers and

any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Multi-Alternative Advisor, the Sub-Advisers or any of their respective affiliates to participate in an investment opportunity. The Fund intends to seek exemptive relief from the SEC to engage in privately negotiated co-investment transactions with certain affiliates of FS Multi-Alternative Advisor and KKR Credit and GoldenTree. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Multi-Alternative Advisor and/or KKR Credit and GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•
The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Multi-Alternative Advisor or the Sub-Advisers (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
FS Multi-Alternative Advisor has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions, although FS Multi-Alternative Advisor has delegated the responsibilities to execute many of the Fund’s portfolio transactions to KKR Credit and GoldenTree. While FS Multi-Alternative Advisor and the Sub-Advisers will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.
To the extent it executes securities transactions for the Fund, FS Multi-Alternative Advisor or the Sub-Advisers will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, FS Multi-Alternative Advisor or the Sub-Advisers will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if FS Multi-Alternative Advisor or the Sub-Advisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, FS Multi-Alternative Advisor or the Sub-Advisers may be able to supplement their research and analysis with the views and information of brokerage firms. FS Multi-Alternative Advisor may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to FS Multi-Alternative Advisor or who agree to bear the expense of capital introduction, marketing or related services by third parties.
Eligible research or brokerage services provided by brokers through which portfolio transactions for the Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). FS Multi-Alternative Advisor, and the Sub-Advisers and their affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act of 1934, as amended.
FS Multi-Alternative Advisor or the Sub-Advisers may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, FS Multi-Alternative Advisor or the Sub-Advisers, as applicable, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, FS Multi-Alternative Advisor or a Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.
Certain portfolio securities in which the Fund expects to invest (principally, fixed-income securities) normally will be purchased in principal transactions directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices.

The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.
FS Multi-Alternative Advisor and the Sub-Advisers may place portfolio transactions for the Fund at or about the same time as for other advisory accounts, including other investment companies. FS Multi-Alternative Advisor and the Sub-Advisers will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by FS Multi-Alternative Advisor and the Sub-Advisers are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.
The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including FS Multi-Alternative Advisor, the Sub-Advisers or their respective affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require FS Multi-Alternative Advisor and the Sub-Advisers to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Fund may purchase securities in a placement for which affiliates of FS Multi-Alternative Advisor or the Sub-Advisers have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund does not purchase securities from or sell securities to any affiliate of FS Multi-Alternative Advisor or the Sub-Advisers acting as principal. FS Multi-Alternative Advisor and the Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD
The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit and the GoldenTree Sub-Adviser with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser. The proxy voting policies and procedures of FS Multi-Alternative Advisor are set forth below. The guidelines are reviewed periodically by FS Multi-Alternative Advisor and the Independent Trustees and, accordingly, are subject to change.
As investment advisers registered under the Advisers Act, FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser have a fiduciary duty to act solely in the best interests of their respective clients. As part of this duty, they must vote client securities in a timely manner free of conflicts of interest and in the best interests of their respective clients.
These policies and procedures for voting proxies for the investment advisory clients of FS Multi-Alternative Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act. FS Multi-Alternative Advisor will vote proxies relating to securities in the best interest of its clients. FS Multi-Alternative Advisor has delegated to KKR Credit and the GoldenTree Sub-Adviser the responsibility to review on a case-by-case basis each proposal submitted for a Shareholder vote to determine its impact on the allocated portion of the portfolio securities held by FS Multi-Alternative Advisor’s clients. Although a sub-adviser will generally vote against proposals that may have a negative impact on portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so. The GoldenTree Sub-Adviser and KKR Credit will provide to FS Multi-Alternative Advisor their proxy voting policies and procedures and certify to their adherence to the policies and procedures. Furthermore, the GoldenTree Sub-Adviser and KKR Credit will provide to the FS Multi-Alternative Advisor, in a timely manner, a record of all proxies voted. FS Multi-Alternative Advisor has a responsibility to submit proxy voting records annually based on applicable federal statutes and regulations.
The proxy voting decisions of a sub-adviser will be reviewed periodically by FS Multi-Alternative Advisor’s chief compliance officer to ensure observance to the policies and procedures and to review that votes are not the product of a conflict of interest. FS Multi-Alternative Advisor requires that: (a) anyone involved in the decision-making process disclose to FS Multi-Alternative Advisor’s chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the sub-adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The GoldenTree Sub-Adviser and KKR Credit, as applicable, including without limitation their designees, shall have the power to vote, either in person or by proxy, all securities and other investments in which the GoldenTree Sub-Adviser’s assets or KKR Credit’s assets may be invested from time to time, and shall not be required to seek or take instructions from, FS Multi-Alternative Advisor or the Fund. The GoldenTree Sub-Adviser and KKR Credit each have established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The GoldenTree Sub-Adviser and KKR Credit each have established a process for the timely distribution of its voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-2 under the 1940 Act and the Securities Act of 1933, as amended, Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended.
A copy of the Fund’s proxy voting policy is attached as Appendix B. Information regarding how FS Multi-Alternative Advisor votes proxies with respect to the Fund’s portfolio securities for the 12-month periods ending June 30 will be available without charge by (i) making a written request to the Fund’s Chief Compliance Officer, FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling the Fund collect at (215) 495-1150; and (ii) on the Commission’s website at http://www.sec.gov.
Proxy Policies of KKR Credit
As an investment adviser registered under Advisers Act, KKR Credit has a fiduciary duty to act in the best interests of its clients and will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes, in its discretion, to be in the best interest of the Fund’s shareholders. These policies and procedures for voting proxies for the investment advisory clients of KKR Credit are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
KKR Credit has engaged Institutional Shareholder Services, Inc. (“ISS”) to provide KKR Credit with its independent analysis and recommendation with respect to generally all proxy proposals voted on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies. KKR Credit utilizes ISS to assist with its proxy voting; however, KKR Credit retains ultimate voting discretion with respect to its clients. KKR Credit may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In each instance where KKR Credit votes contrary to the ISS recommendation, KKR Credit’s legal/compliance group, in conjunction with the KKR Credit investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision. KKR Credit may choose not to vote proxies in certain situations. If KKR Credit becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the KKR Credit Conflicts Committee will be notified to provide guidance as to the conflict. If such a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS.
You may obtain information regarding how KKR Credit votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Proxy Policies of the GoldenTree Sub-Adviser
As an investment adviser registered under the Advisers Act, the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
The GoldenTree Sub-Adviser will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.
The GoldenTree Sub-Adviser has engaged ISS to provide the GoldenTree Sub-Adviser with its independent analysis and recommendation with respect to proxy proposals voted on behalf of its clients. The GoldenTree Sub-Adviser utilizes ISS to assist with its proxy voting, however, the GoldenTree Sub-Adviser retains voting discretion with respect to its Clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.
You may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote.
In September 2018, March 2019 and April 2019, FS Investments purchased $31.4 million, $800,000 and $40,000, respectively, in Shares and has agreed to purchase up to $9.2 million in additional Shares in the future. FS Investments and its affiliates therefore may own a significant percentage of the Fund’s outstanding Shares following commencement of the Offering and for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in this offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors. See “Plan of Distribution” in the Prospectus.
As of May 10, 2019, the Shareholders indicated below were considered to be either a control person or principal shareholder of the Fund:
Class I
Name and Address	Percentage Owned	Type of Ownership
FSMAIF SCV Feeder I LLC 201 Rouse Boulevard Philadelphia, PA 19112	99.57%	Record
Franklin Square Holdings, L.P. 201 Rouse Boulevard Philadelphia, PA 19112	99.57% 0.12%	Beneficial Record
Michael C. Forman 201 Rouse Boulevard Philadelphia, PA 19112	99.69% 0.31%	Beneficial Record
David J. Adelman 201 Rouse Boulevard Philadelphia, PA 19112	99.69%	Beneficial
Class A
Name and Address	Percentage Owned	Type of Ownership
FSMAIF SCV Feeder I LLC 201 Rouse Boulevard Philadelphia, PA 19112	100%	Record
Franklin Square Holdings, L.P. 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
Michael C. Forman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
David J. Adelman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial

Class L
Name and Address	Percentage Owned	Type of Ownership
FSMAIF SCV Feeder I LLC 201 Rouse Boulevard Philadelphia, PA 19112	100%	Record
Franklin Square Holdings, L.P. 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
Michael C. Forman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
David J. Adelman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
Class M
Name and Address	Percentage Owned	Type of Ownership
FSMAIF SCV Feeder I LLC 201 Rouse Boulevard Philadelphia, PA 19112	100%	Record
Franklin Square Holdings, L.P. 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
Michael C. Forman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
David J. Adelman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
Class T
Name and Address	Percentage Owned	Type of Ownership
FSMAIF SCV Feeder I LLC 201 Rouse Boulevard Philadelphia, PA 19112	100%	Record
Franklin Square Holdings, L.P. 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
Michael C. Forman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
David J. Adelman 201 Rouse Boulevard Philadelphia, PA 19112	100%	Beneficial
The trustees and officers, as a group, owned 100% of the Fund as of May 10, 2019.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
An independent registered public accounting firm for the Fund will perform an annual audit of the Fund’s financial statements. The Board has engaged Ernst & Young LLP, located at One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Fund’s independent registered public accounting firm.
LEGAL COUNSEL
Certain legal matters regarding the Shares offered hereby have been passed upon by Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996.
ADMINISTRATOR
FS Multi-Alternative Advisor serves as the Fund’s administrator. The Fund has also contracted with State Street Bank and Trust Company (“State Street”) to provide various accounting and administrative services, including preparing preliminary financial information for review by FS Multi-Alternative Advisor, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.
CUSTODIAN
State Street, which has its principal office at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund.
ADDITIONAL INFORMATION
A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings — S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligationswith an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Appendix A-1

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
“NR” — Is assigned to an unrated issuer.
Fitch, Inc./Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” — Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” — Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” — Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” — Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” — Securities possess high short-term default risk. Default is a real possibility.
“RD” — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Plus (+) or minus (-) — The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.
“NR” — Is assigned to an unrated issue of a rated issuer.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
Appendix A-2

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” — Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
Appendix A-3

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” — This indicates that a rating has not been assigned, or is no longer assigned.
Local Currency and Foreign Currency Risks — S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Appendix A-4

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
“NR” — Is assigned to unrated obligations.
The following summarizes long-term ratings used by Fitch:
“AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” — Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” — Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” — A “CCC” rating indicates that substantial credit risk is present.
“CC” — A “CC” rating indicates very high levels of credit risk.
“C” — A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
“NR” — Is assigned to an unrated issue of a rated issuer.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” — Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
Appendix A-5

“AA” — Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” — Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” — Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” — Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” — A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•
Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:
“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
“D” — This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire
Appendix A-6

at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” — Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” — Is assigned to an unrated obligation.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
Appendix A-7

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable Methodologies (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although, DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of  “exactly” the same quality.
Appendix A-8

Appendix B
FS Multi-Alternative Income Fund
PROXY VOTING POLICIES AND PROCEDURES
FS Multi-Alternative Income Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, FS Multi-Alternative Advisor, LLC (the“Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees, and, accordingly, are subject to change.) In addition, the Adviser has delegated the responsibilities of voting and administering proxies received by the Fund to certain of the Fund’s sub-advisers with respect to the allocated portion of the Fund’s assets managed by that sub-adviser.
Introduction
As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
The Adviser will delegate to certain of its sub-adviser(s) the responsibility of voting of proxies with respect to the portion of Fund assets managed by that sub-adviser. The Adviser has delegated to certain sub-advisers the responsibility to review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the allocation portion of the portfolio securities held by clients of the Adviser. Although the sub-adviser will generally vote against proposals that may have a negative impact on portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so. The sub-adviser will provide to the Adviser its proxy voting policies and procedures and certify to its adherence to the policies and procedures. Furthermore, the sub-adviser will provide to the Adviser, in a timely manner, a record of all proxies voted. The Adviser has a responsibility to submit proxy voting records annually based on applicable federal statutes and regulations.
The proxy voting decisions of the sub-adviser will be reviewed periodically by the Adviser’s Chief Compliance Officer to ensure observance to the policies and procedures and to review that votes are not the product of a conflict of interest. The Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the sub-adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
Information regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ending June 30 will be available without charge by making a written request to the Fund’s Chief Compliance Officer, FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling the Fund collect at (215) 495-1150, or on the SEC’s website at http://www.sec.gov.
B-1

FINANCIAL STATEMENTS
FS Multi-Alternative Income Fund
Annual Report for the Period from September 27, 2018 (Commencement of Operations) to October 31, 2018

Report of Independent Registered Public Accounting Firm
The Shareholder and Board of Trustees of FS Multi-Alternative Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of asset and liabilities of FS Multi-Alternative Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2018, and the related consolidated statements of operations, cash flows, changes in net assets and the consolidated financial highlights for the period from September 27, 2018 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2018, the consolidated results of its operations, its cash flows and changes in its net assets and its consolidated financial highlights for the period from September 27, 2018 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
December 28, 2018

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(c)
Real Estate Funds—19.3%
Brookfield Premier Real Estate Partners		Real Estate	1,567	$2,000	$2,018
CBRE U.S. Core Partners, LP		Real Estate	1,420,455	2,000	2,016
Clarion Lion Properties Fund		Real Estate	1,345	2,000	2,015
Total Real Estate Funds				6,000	6,049

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—18.3%
Advantage Sales & Marketing, Inc., L + 325, 1.00% Floor, 7/23/2021	(d)(e)	Media Entertainment	$418	391	382
AHP Health Partners, Inc., L + 450, 1.00% Floor, 6/30/2025	(d)(e)(f)	Healthcare	295	298	297
APX Group, Inc., L + 500, 3/31/2024	(d)(e)	Consumer Cyclical Services	294	294	292
BCP Raptor II, LLC, L + 475, 12/19/2025	(d)(e)	Energy Midstream	201	200	199
BCP Raptor, LLC, L + 425, 1.00% Floor, 6/30/2024	(d)(e)	Energy Midstream	206	205	204
Belk, Inc., L + 475, 1.00% Floor, 12/10/2022	(d)(e)	Retailers	473	412	398
California Resources Corp., L + 475, 1.00% Floor, 12/31/2022	(d)(e)(f)	Independent Oil & Gas	380	389	387
Diamond Resorts Corp., L + 375, 1.00% Floor, 9/2/2023	(d)(e)	Lodging	205	200	200
EIF Van Hook Holdings, LLC, L + 525, 9/5/2024	(e)	Energy Midstream	400	394	393
Employbridge LLC, L + 450, 1.00% Floor, 4/18/2025	(d)(e)	Consumer Cyclical Services	198	200	200
Foresight Energy, LLC, L + 575, 1.00% Floor, 3/28/2022	(d)(e)	Metals & Mining	295	297	296
J.C. Penney Corp., Inc., L + 425, 1.00% Floor, 6/23/2023	(d)(e)	Retailers	221	198	199
Jo-Ann Stores, Inc., L + 500, 1.00% Floor, 10/20/2023	(d)(e)	Retailers	148	149	148
LifePoint Hospitals Inc., L + 600, 10/30/2019	(d)(e)(g)	Health Care Facilities & Services	330	330	330
MLN US HoldCo LLC, L + 450, 11/30/2025	(d)(e)	Technology	392	398	396
Neiman Marcus Group Ltd., LLC, L + 325, 1.00% Floor, 10/25/2020	(d)(e)(f)	Retailers	329	306	300
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Nomad Buyer, Inc., L + 500, 8/3/2025	(d)(e)	Technology	$78	$76	$76
Premier Oil plc Senior Revolver, L + 500, 5/31/2021	(d)(e)(f)	Independent Oil & Gas	249	235	235
Premier Oil plc Super Senior Revolver, L + 500, 5/31/2021	(d)(e)(f)	Independent Oil & Gas	76	72	71
R.R. Donnelley & Sons Company, L + 500, 1.00% Floor, 1/15/2024	(d)(e)(f)	Media Entertainment	150	150	149
Sequa Mezzanine Holdings L.L.C., L + 500, 1.00% Floor, 11/28/2021	(d)(e)	Aerospace/Defense	300	297	297
SGS Cayman, L.P., L + 500, 1.00% Floor, 4/23/2021	(d)(e)	Consumer Cyclical Services	77	74	74
Sutherland Global Services Inc., L + 538, 1.00% Floor, 4/23/2021	(d)(e)	Consumer Cyclical Services	331	317	320
UTEX Industries Inc., L + 400, 1.00% Floor, 5/22/2021	(d)(e)(f)	Chemicals	230	229	226
Total Senior Secured Loans—First Lien				6,111	6,069
Unfunded Loan Commitment				(330)	(330)
Net Senior Secured Loans—First Lien				5,781	5,739
Senior Secured Loans—Second Lien—3.5%
Comet Acquisition, Inc., L + 750, 10/26/2026	(d)(e)	Healthcare	44	43	44
Flexential Intermediate Corp., L + 725, 1.00% Floor, 8/1/2025	(d)(e)	Computers & Electronics	70	69	69
GOBP Holdings, Inc., L + 725, 10/22/2026	(d)(e)	Retail Food & Drug	62	62	62
Sequa Mezzanine Holdings LLC, L + 900, 1.00% Floor, 4/28/2022	(d)(e)	Aerospace/Defense	203	200	200
UTEX Industries Inc., L + 725, 1.00% Floor, 5/22/2022	(d)(f)(h)	Chemicals	230	228	225
Vectra Co., L + 725, 3/9/2026	(d)(e)	Chemicals	102	102	102
Verifone Systems, Inc., L + 800, 8/20/2026	(d)(e)(f)	Technology	305	304	305
WireCo WorldGroup, Inc., L + 900, 1.00% Floor, 9/30/2024	(d)(e)	Other Industrial	104	105	105
Total Senior Secured Loans—Second Lien				1,113	1,112

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—15.2%
BC ULC/New Red Finance Inc., 5.0%, 10/15/2025	(f)(i)	Retail	$5	$5	$5
Altice France SA/France, 8.1%, 2/1/2027	(f)(i)	Media Entertainment	675	687	669
APX Group Inc., 8.8%, 12/1/2020		Commercial Services	107	107	105
Artesyn Embedded Technologies Inc., 9.8%, 10/15/2020	(i)	Electrical Components & Equipment	81	77	77
Avantor Inc., 4.8%, 10/1/2024	(f)	Healthcare-Products	€257	301	297
BCD Acquisition Inc., 9.6%, 9/15/2023	(f)(i)	Auto Manufacturers	$112	118	119
CSI Compressco LP/CSI Compressco Finance Inc., 7.5%, 4/1/2025	(f)(i)	Oil & Gas Services	450	457	455
Denbury Resources Inc., 9.3%, 3/31/2022	(f)(i)	Oil & Gas	215	230	225
DJO Finance LLC/DJO Finance Corp., 8.1%, 6/15/2021	(i)	Healthcare-Products	197	201	199
EP Energy LLC/Everest Acquisition Finance, Inc., 7.8%, 5/15/2026	(f)(i)	Oil & Gas	148	149	148
Frontier Communications Corp., 8.5%, 4/1/2026	(f)(i)	Telecommunications	240	227	224
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.0%, 11/30/2024	(i)	Software	457	499	498
Hexion Inc., 6.6%, 4/15/2020	(f)	Chemicals	251	231	222
Hudbay Minerals Inc., 7.3%, 1/15/2023	(f)(i)	Mining	22	22	22
Hudbay Minerals Inc., 7.6%, 1/15/2025	(f)(i)	Mining	29	29	29
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023		Telecommunications	205	191	184
JC Penney Corp, Inc., 8.1%, 10/1/2019		Retail	39	37	38
L Brands Inc., 6.9%, 11/1/2035	(f)	Retail	20	17	17
L Brands Inc., 6.8%, 7/1/2036	(f)	Retail	37	30	31
Pacific Drilling First Lien Escrow Issuer Ltd., 8.4%, 10/1/2023	(f)(i)	Oil & Gas	372	384	376
Pisces Midco Inc., 8.0%, 4/15/2026	(i)	Engineering & Construction	103	100	101
Solocal Group, 8.0%, 3/15/2022	(f)	Internet	€350	396	395
SRS Distribution Inc., 8.3%, 7/1/2026	(i)	Retail	$188	180	177
Transocean Phoenix 2 Ltd., 7.8%, 10/15/2024	(f)(i)	Oil & Gas Services	144	149	149
Total Senior Secured Bonds				4,824	4,762

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Unsecured Bonds—24.2%
AHP Health Partners Inc., 9.8%, 7/15/2026	(f)(i)	Healthcare-Services	$305	$314	$311
APX Group Inc., 7.6%, 9/1/2023		Commercial Services	105	99	94
Banco de Sabadell SA, 6.5%	(f)	Commercial Banks	€200	232	220
Bausch Health Cos Inc., 4.5%, 5/15/2023	(f)	Pharmaceuticals	675	768	742
CaixaBank SA, 5.3%	(f)(j)	Commercial Banks	400	429	414
CBS Radio Inc., 7.3%, 11/1/2024	(f)(i)	Media Entertainment	$320	302	303
Constellation Merger Sub Inc., 8.5%, 9/15/2025	(i)	Leisure Time	310	299	298
CrownRock LP/CrownRock Finance Inc., 5.6%, 10/15/2025	(f)(i)	Oil & Gas	46	44	44
Denbury Resources, Inc., 4.6%, 7/15/2023	(f)	Oil & Gas	175	154	145
Diamond Resorts International Inc., 10.8%, 9/1/2024	(i)	Lodging	71	71	70
Ensco PLC, 7.8%, 2/1/2026	(f)	Oil & Gas	315	307	294
Frontier Communications Corp, 9.0%, 8/15/2031	(f)	Telecommunications	360	228	224
Frontier North Inc., 6.7%, 2/15/2028	(f)	Telecommunications	255	226	226
InterXion Holding NV, 4.8%, 6/15/2025	(f)	Software	€380	463	450
KGA Escrow LLC, 7.5%, 8/15/2023	(i)	Retail	$192	199	198
Lloyds Banking Group PLC, 7.5%	(f)(j)	Commercial Banks	200	200	201
Nine Energy Service Inc., 8.8%, 11/1/2023	(f)(i)	Oil & Gas Services	257	257	262
Provincia de Buenos Aires/Argentina, 4.0%, 5/15/2035	(f)(j)	Provincial	120	76	76
Provincia de Neuquen Argentina, 7.5%, 4/27/2025	(f)	Provincial	190	151	152
Puerto Rico Electric Power Authority, 5.3%, 7/1/2022	(f)(k)	Municipal	10	7	6
Puerto Rico Electric Power Authority, 5.3%, 7/1/2027	(f)(k)	Municipal	145	91	94
Puerto Rico Electric Power Authority, 5.3%, 7/1/2028	(f)(k)	Municipal	5	3	3
Puerto Rico Electric Power Authority, 5.0%, 7/1/2029	(f)(k)	Municipal	130	81	84
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 4.3%, 8/1/2017	(f)(k)	Municipal	85	39	42
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.4%, 8/1/2020	(f)(k)	Municipal	40	19	20
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.0%, 8/1/2024	(f)(k)	Municipal	$40	$18	$20
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 0.0%, 8/1/2025	(f)(l)	Municipal	335	154	161
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.5%, 8/1/2028	(f)(k)	Municipal	15	7	7
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 0.0%, 8/1/2030	(f)(l)	Municipal	425	151	151
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.0%, 8/1/2035	(f)(k)	Municipal	50	23	24
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.5%, 8/1/2037	(f)(k)	Municipal	60	28	29
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.4%, 8/1/2038	(f)(k)	Municipal	35	16	17
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.4%, 8/1/2039	(f)(k)	Municipal	155	71	75
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 6.4%, 8/1/2039	(f)(k)	Municipal	10	5	5
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.3%, 8/1/2041	(f)(k)	Municipal	120	56	58
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 6.0%, 8/1/2042	(f)(k)	Municipal	95	44	47
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.5%, 8/1/2042	(f)(k)	Municipal	370	173	179
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 5.0%, 8/1/2043	(f)(k)	Municipal	35	16	17
SemGroup Corp/Rose Rock Finance Corp, 5.6%, 11/15/2023	(f)	Pipelines	320	307	303
Starfruit Finco BV/Starfruit US Holdco LLC, 8.0%, 10/1/2026	(i)	Chemicals	207	200	201
Uber Technologies Inc., 7.5%, 11/1/2023	(d)(f)(i)	Internet	17	17	17
Uber Technologies Inc., 8.0%, 11/1/2026	(d)(f)(i)	Internet	305	305	307
Verscend Escrow Corp, 9.8%, 8/15/2026	(f)(i)	Commercial Services	300	305	301
Vertiv Group Corp, 9.3%, 10/15/2024	(i)	Machinery-Construction & Mining	419	429	416
Vizient Inc., 10.4%, 3/1/2024	(f)(i)	Pharmaceuticals	280	305	305
Total Unsecured Bonds				7,689	7,613

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Collateralized Loan Obligation (CLO)/ Structured Credit—8.8%
Ares CLO 2015-35 RAD Ltd., 5.3%, 7/15/2030	(f)(i)(j)	USD CLO	$250	$250	$251
Ares CLO 2015-4ACR Ltd., 5.1%, 10/15/2030	(f)(i)(j)	USD CLO	250	247	248
Babson CLO Ltd 2018-AAD, 10/15/2030	(d)(f)(i) (j)(o)	USD CLO	250	250	250
Black Diamond CLO 2014-1 XD Ltd., 7.7%, 10/17/2026	(f)	USD CLO	250	249	250
Carlyle Global Market Strategies Euro CLO 2014-2X CRR Ltd., 11/17/2031	(d)(f)(o)	EUR CLO	€100	115	113
Harvest CLO 20XD DAC, 10/20/2031	(d)(f)(o)	EUR CLO	100	115	114
Jubilee CLO 2018-21 ACI, 1/15/2032	(d)(f)(i)(o)	EUR CLO	250	285	283
Jubilee CLO 2018-21 AD, 1/15/2032	(d)(f)(i)(o)	EUR CLO	250	285	283
Man GLG US CLO 2018-2 Ltd, 10/15/2028	(d)(f)(i) (j)(o)	USD CLO	$250	249	250
Oak Hill European Credit Partners 2018-7XD, 10/20/2031	(d)(f)(o)	EUR CLO	€100	116	113
Rockford Tower Europe CLO 2018-1AC, 12/20/2031	(d)(f)(i)(o)	EUR CLO	250	284	283
Tikehau CLO 4X D, 3.3%, 10/15/2031	(f)	EUR CLO	100	116	114
Toro European CLO 3X D, 3.3%, 4/15/2030	(f)	EUR CLO	100	116	114
Tymon Park CLO 1X E, 6.8%, 1/21/2029	(f)	EUR CLO	100	113	111
Total Collateralized Loan Obligation / Structured Credit				2,790	2,777

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—37.3%
State Street Institutional Treasury Plus Money Market Fund—Premier Class	(m)	2.08%	11,709,000	11,709	11,709
Total Short-Term Investments				11,709	11,709
TOTAL INVESTMENTS—126.6%				$39,906	$39,761
LIABILITIES IN EXCESS OF OTHER ASSETS—(26.6)%	(n)				(8,355)
NET ASSETS—100.0%					$31,406

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
U.S. Treasury—(0.0)%
U.S. Treasury Note, 2.9%, 8/15/2028	(f)(o)	Sovereign	$(13)	$(13)	$(13)
Total Investments Sold Short				$(13)	$(13)
Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	12/19/2018	USD	1,065	EUR	936	$25	—
Bank of America, N.A.	12/19/2018	USD	1,099	EUR	966	25	—
Bank of America, N.A.	12/19/2018	USD	233	EUR	205	5	—
Bank of America, N.A.	12/19/2018	USD	114	EUR	100	2	—
Bank of America, N.A.	12/19/2018	USD	115	EUR	101	—	—
Bank of America, N.A.	12/19/2018	USD	113	EUR	99	—	—
Bank of America, N.A.	12/19/2018	USD	115	EUR	101	1	—
Total Forward Foreign Currency Exchange Contracts						$58	—

EUR—Euro
USD—U.S. Dollar
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Futures
U.S 5-Year Treasury Note	1	Short	12/31/2018	$100	—	$—
U.S 10-Year Treasury Note	7	Short	12/19/2018	$700	—	3
Total Interest Rate Futures Contracts					—	$3
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3.31%	3 Month LIBOR	USD 17	4/24/2029	Semi-Annually	$—	$—	$—
JPMorgan Chase Bank, N.A.	3.23%	3 Month LIBOR	USD 17	4/29/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.25%	3 Month LIBOR	USD 17	4/26/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.26%	3 Month LIBOR	USD 533	4/18/2029	Semi-Annually	(1)	—	1
JPMorgan Chase Bank, N.A.	3.26%	3 Month LIBOR	USD 18	4/26/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.26%	3 Month LIBOR	USD 7	4/25/2029	Semi-Annually	—	—	—
JPMorgan Chase Bank, N.A.	3.29%	3 Month LIBOR	USD 17	4/23/2029	Semi-Annually	—	—	—
Total Interest Rate Swaps						$(1)	$—	$1

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)
Position or portion thereof unsettled as of October 31, 2018.

(e)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2018, the three-month London Interbank Offered Rate (“LIBOR” or “L”) was 2.56%.

(f)
Security held in Fund’s wholly-owned subsidiary, FS Multi Alternative Credit LLC.

(g)
Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(h)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2018, the one-month LIBOR was 2.31%.

(i)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,354, which represents approximately 26.6% of net assets as of October 31, 2018.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Schedule of Investments (Continued)
As of October 31, 2018
(in thousands, except share amounts)

(j)
Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(k)
Security is in default.

(l)
Issued with a zero coupon. Income is recognized through the accretion of discount.

(m)
Rate represents the seven-day yield as of October 31, 2018.

(n)
Includes the effect of forward foreign currency exchange contracts, futures contracts, interest rate swap positions and investments sold short.

(o)
Security is non-income producing.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share data)

October 31, 2018
Assets
Investments, at fair value (amortized cost—$39,906)	$39,761
Cash	191
Foreign currency (cost—$134)	133
Collateral held at broker(1)	49
Receivable for investments sold	225
Reimbursement due from adviser(2)	40
Interest receivable	207
Unrealized appreciation on forward foreign currency exchange contracts	58
Total assets	$40,664
Liabilities
Investments sold short, at fair value (proceeds $13)	$13
Payable for variation margin on open futures contracts	3
Unrealized depreciation on interest rate swaps	1
Payable for investments purchased	9,141
Management fees payable	54
Administrative services expense payable	1
Accounting and administrative fees payable	3
Professional fees payable	37
Trustees’ fees payable	1
Other accrued expenses and liabilities	4
Total liabilities	$9,258
Net assets	$31,406
Commitments and contingencies ($40)(3)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$3
Capital in excess of par value	31,497
Accumulated earnings (deficit)	(94)
Net assets	$31,406
Class A Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Maximum Offering Price Per Share ($12.46 ÷ 94.25% of net asset value per share)	$13.22
Class I Shares
Net Assets	$31,326
Shares Outstanding	2,513,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Class L Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Maximum Offering Price Per Share ($12.46 ÷ 96.50% of net asset value per share)	$12.91
See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Assets and Liabilities (Continued)
(in thousands, except share and per share data)

October 31, 2018
Class M Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Class T Shares
Net Assets	$20
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.46
Maximum Offering Price Per Share ($12.46 ÷ 96.50% of net asset value per share)	$12.91

(1)
Represents cash on deposit at broker.

(2)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Operations
(in thousands)

Period from September 27, 2018 (Commencement of Operations) to October 31, 2018
Investment income
Interest income	$67
Total investment income	67
Operating expenses
Management fees	54
Administrative services expenses	1
Accounting and administrative fees	3
Professional fees	37
Trustees’ fees	1
Other general and administrative expenses	3
Total operating expenses	99
Less: Expense reimbursement(1)	(40)
Net operating expenses	59
Net investment income	8
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(13)
Net realized gain (loss) on foreign currency	(8)
Net change in unrealized appreciation (depreciation) on investments	(145)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58
Net change in unrealized appreciation (depreciation) on interest rate swaps	(1)
Net change in unrealized appreciation (depreciation) on open futures contracts	(3)
Net change in unrealized gain (loss) on foreign currency	10
Total net realized gain (loss) and unrealized appreciation (depreciation)	(102)
Net increase (decrease) in net assets resulting from operations	$(94)

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Changes in Net Assets
(in thousands)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Operations
Net investment income	$8
Net realized gain (loss) on investments and foreign currency	(21)
Net change in unrealized appreciation (depreciation) on investments	(145)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58
Net change in unrealized appreciation (depreciation) on interest rate swaps	(1)
Net change in unrealized appreciation (depreciation) on open futures contracts	(3)
Net change in unrealized gain (loss) on foreign currency	10
Net increase (decrease) in net assets resulting from operations	(94)
Capital share transactions(1)
Net increase in net assets resulting from capital share transactions	31,400
Total increase in net assets	31,306
Net assets at beginning of period	100
Net assets at end of period	$31,406

(1)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Statement of Cash Flows
(in thousands)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(94)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(28,705)
Investments in money market fund, net	(11,709)
Proceeds from sales and repayments of investments	497
Proceeds from investments sold short	13
Net realized (gain) loss on investments	13
Net change in unrealized (appreciation) depreciation on investments	145
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(58)
Net change in unrealized (appreciation) depreciation on interest rate swaps	1
Net change in unrealized (appreciation) depreciation on futures contracts	3
Accretion of discount/amortization of premium	(2)
(Increase) decrease in collateral held at broker	(49)
(Increase) decrease in receivable for investments sold	(225)
(Increase) decrease in reimbursement due from adviser(1)	(40)
(Increase) decrease in interest receivable	(207)
Increase (decrease) in payable for investments purchased	9,141
Increase (decrease) in management fees payable	54
Increase (decrease) in administrative services expenses payable	1
Increase (decrease) in accounting and administrative fees payable	3
Increase (decrease) in professional fees payable	37
Increase (decrease) in trustees’ fees payable	1
Increase (decrease) in other accrued expenses and liabilities	4
Net cash provided by (used in) operating activities	(31,176)
Cash flows from financing activities
Issuance of common shares	31,400
Net cash provided by financing activities	31,400
Total increase (decrease) in cash	224
Cash at beginning of period	100
Cash at end of period	$324

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class A Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%
Ratio of total expenses to average net assets(5)	3.68%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.33%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.38)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class I Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	0.00
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	2,513,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$31,326
Ratio of net investment income (loss) to average net assets(5)(6)	0.22%
Ratio of total expenses to average net assets(5)	3.43%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.08%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.13)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class L Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.28)%
Ratio of total expenses to average net assets(5)	3.93%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.58%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.63)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class M Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.03)%
Ratio of total expenses to average net assets(5)	3.68%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.33%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.38)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Consolidated Financial Highlights—Class T Shares
(in thousands, except share and per share data)

Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.50
Results of operations
Net investment income (loss)(2)	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.04)
Net asset value, end of period	$12.46
Shares outstanding, end of period	1,600
Total return(3)(4)	(0.32)%
Ratio/Supplemental Data:
Net assets, end of period	$20
Ratio of net investment income (loss) to average net assets(5)(6)	(0.28)%
Ratio of total expenses to average net assets(5)	3.93%
Ratio of expense reimbursement to average net assets(5)	(1.35)%
Ratio of net expenses to average net assets(5)	2.58%
Portfolio turnover rate(4)	2%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the period.

(3)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculation set forth above represents the total return on the Fund’s investment portfolio during the period on a per class basis and does not represent an actual return to shareholders.

(4)
Information presented is not annualized.

(5)
Average daily net assets is used for this calculation. Data is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(6)
If the adviser had not reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been (1.63)% for the period. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Multi-Alternative Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on April 9, 2018 and commenced investment operations on September 27, 2018. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.
The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Fund has not been declared effective under the Securities Act of 1933, as amended, and the Fund’s common shares of beneficial interest are not publicly offered. The Fund intends to offer five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of October 31, 2018, the Fund had three wholly-owned subsidiaries, FS Multi Private Credit LLC, FS Multi Alternative Credit LLC and FS Multi Real Estate LLC, through which it may hold interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of October 31, 2018.
The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of alternative income strategies.
The investment adviser to the Fund, FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the Sub-Advisers (as defined below) and overseeing investment decisions for the Fund’s portfolio by using a multi-manager, multi-strategy approach.
The Fund currently focuses on three strategies to achieve its investment objective: Real Estate, Private Credit and Alternative Credit. The portfolio primarily consists of a range of secured and unsecured debt obligations (which may be syndicated or directly originated), structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds.
FS Multi-Alternative Advisor has engaged as investment sub-advisers to the Fund: GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), with respect to a broad range of alternative credit investments, KKR Credit Advisors (US) LLC (“KKR Credit”) with respect to private middle-market debt and equity investments and StepStone Group Real Estate LP (“StepStone”) with respect to real estate-related assets (collectively, the “Sub-Advisers”).
Note 2. Summary of Significant Accounting Policies
Basis of Presentation:   The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

Use of Estimates:   The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents:   The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments:   The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest (“Class T Share”) will be offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) will be offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Multi-Alternative Advisor, values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of a range of secured and unsecured debt obligations (which may be syndicated or directly originated), structured credit, asset backed securities and real estate-related investments that are compromised primarily of private and public institutional real estate equity and debt funds.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each security listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”), the Fund values such investments using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Multi-Alternative Advisor to be unreliable (and therefore, not readily available), FS Multi-Alternative Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Multi-Alternative Advisor’s management team.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Multi-Alternative Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation service, except for private real estate funds, which are valued at estimated NAV.

With respect to these investments for which market quotations are not readily available (excluding private real estate funds), the Fund will undertake a multi-step fair valuation process each quarter, as described below:
•
Weekly and as of each quarter end, FS Multi-Alternative Advisor’s management team will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
Quarterly, FS Multi-Alternative Advisor’s management team will provide the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board will review the preliminary valuations and FS Multi-Alternative Advisor’s management team, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
The audit committee of the Board will also be provided with the weekly valuations of each investment that had been fair valued throughout the most recently completed quarter;

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

•
Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Multi-Alternative Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

•
With respect to the Fund’s investment in private real estate funds:

•
StepStone makes investment recommendations to FS Multi-Alternative Advisor with respect to private real estate funds, based on StepStone’s research and analysis, including due diligence on the underlying private real estate funds’ investments managers.

•
Private real estate funds generally calculate and report a NAV per share as of each calendar quarter-end. In accordance with ASC Topic 820, the Fund has elected to apply the practical expedient to value its investments in private real estate funds using the NAV per share of each private real estate fund as reported by each fund’s investment manager. In situations where the timing of a private real estate fund’s NAV reporting does not align to the Fund’s reporting periods, the Fund will estimate such fund’s NAV per share based on changes in proprietary indices, expected returns based on historical performance, and/or other acceptable methods as approved by the Board and in accordance with ASC Topic 820.

•
StepStone has designed ongoing due diligence processes with respect to monitoring and valuation of the underlying investments of the private real estate funds, which assist FS Multi-Alternative Advisor in assessing the reliability of the NAV per share reported by the private real estate funds each quarter. StepStone communicates to the Fund any changes in the value of underlying investments since the calculation date of the most recent reported NAV and whether there are significant changes in the composition of the underlying investments for each private real estate fund after each reporting period of the private real estate fund. The Fund utilizes this information and considers all relevant factors to determine that the estimated NAV per share used as a practical expedient is appropriate.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Multi-Alternative Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Multi-Alternative Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Multi-Alternative Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Multi-Alternative Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in consultation with any approved independent third party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges will be valued daily at their last sale price. Interest rate swaps typically will be valued at their daily prices obtained from an

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

independent third party. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and interest rate swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and interest rate swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss).
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Multi-Alternative Advisor’s management team, and has authorized FS Multi-Alternative Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Multi-Alternative Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition:   Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency:   Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Organization and Offering Costs:   Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include marketing expenses, salaries and other

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

direct expenses of FS Multi-Alternative Advisor’s and the Sub-Advisers’ personnel and employees of their affiliates while engaged in registering and marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as FS Investments), the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs (see Note 4).
Income Taxes:   The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes:   The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Forward Foreign Currency Exchange Contracts:   The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Futures Contracts:   The Fund enters into futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

Interest Rate Swaps:   The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.
Distributions:   Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis beginning no later than the first full calendar quarter following commencement of the Fund’s public offering. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.
Recent Accounting Pronouncements:   In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement—Disclosures Framework—Changes to Disclosure Requirements of Fair Value Measurement (Topic 820), or ASU 2018-13. ASU 2018-13 introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund is currently evaluating the impact of ASU 2018-13 on its consolidated financial statements.
In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund is currently evaluating the impact of ASU 2017-08 on its consolidated financial statements.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the period from September 27, 2018 (Commencement of Operations) to October 31, 2018:
Proceeds from Issuance of Shares	Shares	Amount
Class A Shares	1,600	$20
Class I Shares	2,505,600	31,320
Class L Shares	1,600	20
Class M Shares	1,600	20
Class T Shares	1,600	20
Proceeds from Fund Share Transactions	2,512,000	$31,400
Sponsor Commitment
Since September 27, 2018 (Commencement of Operations) and through October 31, 2018, the Fund sold 2,512,000 of the Fund’s common shares for gross proceeds of  $31,400 to FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, in a private placement completed in

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (Continued)

September 2018 (see Note 4). As of October 31, 2018, the Fund raised total gross proceeds of $31,500 from FS Investments and its affiliates, including $100 of seed capital contributed by Michael C. Forman, a principal of FS Multi-Alternative Advisor, in May 2018 (see Note 4). The Fund has not commenced its continuous public offering.
Share Repurchase Program
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, will provide a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.
Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.
The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. Typically, the Repurchase Offer Amount will be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, the Fund did not conduct any repurchase offers in connection with its share repurchase program.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (Continued)

Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund will pay a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund.
Shareholder Service Expenses
The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser, the Sub-Advisers and their Affiliates
Pursuant to the investment advisory agreement (the “Investment Advisory Agreement”), dated as of September 11, 2018, by and between the Fund and FS Multi-Alternative Advisor, FS Multi-Alternative Advisor is entitled to a management fee in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund. FS Multi-Alternative Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period (the “Management Fee”). The Management Fee for any partial quarter will be appropriately prorated.
The Fund’s investment sub-advisory agreements with each Sub-Adviser (the “Investment Sub-Advisory Agreements”) provide that each Sub-Adviser receives a portfolio management fee with respect to the assets that it manages, which is paid by FS Multi-Alternative Advisor out of the Management Fee.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

Pursuant to an administration agreement (the “Administration Agreement”), dated as of September 12, 2018, by and between the Fund and FS Multi-Alternative Advisor, the Fund reimburses FS Multi-Alternative Advisor and the Sub-Advisers, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the Sub-Advisers providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.
The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.
FS Multi-Alternative Advisor may be reimbursed for the administrative services performed by it on behalf of the Fund. In addition, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur on behalf of the Fund (“Sub-Adviser Expenses”), subject to certain limitations. To the extent such expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Fund’s Expense Limitation (defined below). The reimbursement of administrative expenses is subject to certain limitations, including that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the period from September 27, 2018 (Commencement of Operations) to October 31, 2018:
Related Party	Source Agreement	Description	Amount
FS Multi-Alternative Advisor	Investment Advisory Agreement	Management Fee(1)	$54
FS Multi-Alternative Advisor	Administration Agreement	Administrative Services Expenses(2)	$1

(1)
As of October 31, 2018, $54 in management fees were payable to FS Multi-Alternative Advisor.

(2)
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, $1 of the accrued administrative services expenses related to third-party administrative expenses.

Organization and Offering Costs
Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include marketing expenses, salaries and other direct expenses of FS Multi-Alternative Advisor’s and the Sub-Advisers’ personnel and employees of their affiliates while engaged in registering and marketing the Shares. FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs.
Capital Contribution by FS Investments
In May 2018, pursuant to a private placement, Michael C. Forman, a principal of FS Multi-Alternative Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.
In September 2018, FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, purchased $31,320 of Class I Shares and $20 of each of Class A Shares, Class L Shares, Class M Shares and Class T Shares. As a result, FS Investments may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as investors subscribe for Shares in the Fund’s continuous public offering and any other offering the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders. As of December 12, 2018, the Fund has issued an aggregate of 2,520,000 Shares for aggregate gross proceeds of  $31,500 to individuals and entities affiliated with FS Multi-Alternative Advisor, including Class I Shares sold to Mr. Forman in May 2018 and Class I Shares, Class A Shares, Class L Shares, Class M Shares and Class T Shares sold to FS Investments in September 2018.
Expense Limitation Agreement
Pursuant to the expense limitation agreement (the “Expense Limitation Agreement”), dated as of September 12, 2018, by and between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of shares (the “Expense Limitation”). The Expense

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor paid or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. As described above, to the extent that any Sub-Adviser Expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Expense Limitation.
The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Multi-Alternative Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, the Fund accrued $40 of expense reimbursements that FS Investments has agreed to pay. Such amounts may be subject to conditional reimbursement as described above.
Note 5. Distributions
The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Shareholders automatically participate in the Fund’s DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.
The Fund’s net investment income on a tax basis for the period from September 27, 2018 (Commencement of Operations) to October 31, 2018 was $56. The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

As of October 31, 2018, the components of accumulated earnings (loss) on a tax basis were as follows:
Distributable ordinary income	$56
Accumulated capital losses(1)	(12)
Net unrealized appreciation (depreciation) of investments and derivatives	(138)
Total	$(94)

(1)
Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2018, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of  $11 and $1, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $39,906 as of October 31, 2018. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(145), which was comprised of gross unrealized appreciation of  $108 and gross unrealized depreciation of $253, as of October 31, 2018.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies and futures contracts and/or interest rate swaps to gain or reduce exposure to fluctuations in interest rates.
An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.
A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund may invest in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (Continued)

by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.
Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at the broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and, in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (Continued)

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of October 31, 2018 is as follows:
Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$58(1)	—
Interest Rate Risk
Futures contracts	—	$3(2)
Interest rate swaps	—	$1(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities, and located as follows:
(1)
Unrealized appreciation on forward foreign currency exchange contracts.

(2)
Payable for variation margin on open futures contracts.

(3)
Unrealized depreciation on interest rate swaps.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2018:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Bank of America, N.A.	$58	—	—	—	$58
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$1	—	—	$1	—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (Continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the period ended October 31, 2018 is as follows:
Fair Value
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$58(1)
Interest Rate Risk
Futures contracts	—	$(3)(2)
Interest rate swaps	—	$(1)(3)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:
(1)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(2)
Net change in unrealized appreciation (depreciation) on open futures contracts.

(3)
Net change in unrealized appreciation (depreciation) on interest rate swaps.

The average notional amounts of forward foreign currency exchange contracts, futures contracts and interest rate swaps outstanding during the year ended October 31, 2018, which are indicative of the volumes of these derivative types, were $1,456, $471 and $313, respectively.
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2018:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Real Estate Funds	$6,000	$6,049	15%
Senior Secured Loans—First Lien	5,781	5,739	15%
Senior Secured Loans—Second Lien	1,113	1,112	3%
Senior Secured Bonds	4,824	4,762	12%
Unsecured Bonds	7,689	7,613	19%
CLO / Structured Credit	2,790	2,777	7%
Short-Term Investments	11,709	11,709	29%
Total Investments	$39,906	$39,761	100%
Investments Sold Short	$(13)	$(13)

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (Continued)

The following is the strategy and liquidity terms of the investments that are measured at estimated NAV per share as a practical expedient. There were no unfunded commitments.
Real Estate Funds	Investment Strategy	Fair Value	Redemption Notice Period for Quarterly Redemptions	Redemption Restriction Terms
Brookfield Premier Real Estate Partners	Open-end core-plus fund that acquires a high-quality, diverse portfolio offering stable and predictable cash flows, targeting Class A office, multifamily, industrial and retail assets across the U.S. but predominantly situated in supply-constrained markets with the potential for long-term value appreciation.	$2,018	No later than 90 calendar days prior to the last day of the calendar quarter	New investors have their
capital locked up through
two years and a quarter
after the date the limited
partner’s units were
issued.
No partial redemption
request will be permitted
if the aggregate NAV of
the units to be redeemed
would be less than
				$100 million.
CBRE U.S. Core Partners, LP	Open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.	2,016	No later than 60 calendar days prior to the last day of the calendar quarter	No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $1 million.
Clarion Lion Properties Fund	Open-end core real estate fund with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. to provide a strong income return with potential for long-term capital appreciation.	2,015	No later than 90 calendar days prior to the last day of the calendar quarter	None.
		$6,049
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of October 31, 2018, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
Purchases and sales of securities during the year ended October 31, 2018, other than short-term securities and U.S. government obligations, were $28,705 and $497, respectively.

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of October 31, 2018, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	—	$5,739	—	$5,739
Senior Secured Loans—Second Lien	—	1,112	—	1,112
Senior Secured Bonds	—	4,762	—	4,762
Unsecured Bonds	—	7,613	—	7,613
CLO / Structured Credit	—	2,777	—	2,777
Short-Term Investments	—	11,709	—	11,709
Subtotal	—	33,712	—	33,712
Real Estate Funds	—	—	—	6,049
Total Investments	—	33,712	—	39,761
Interest Rate Swaps	—	—	—	—
Forward Foreign Currency Exchange Contracts	—	58	—	58
Futures Contracts	—	—	—	—
Investments Sold Short	—	—	—	—
Total Assets	—	$58	—	$58

Liability Description	Level 1	Level 2	Level 3	Total
Interest Rate Swaps	—	$(1)	—	$(1)
Forward Foreign Currency Exchange Contracts	—	—	—	—
Futures Contracts	(3)	—	—	(3)
Investments Sold Short	(13)	—	—	(13)
Total Liabilities	$(16)	$(1)	—	$(17)
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the midpoint of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (Continued)

service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and interest rate swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. In accordance with ASC 820, private real estate funds are measured at estimated NAV and not included in the fair value hierarchy.
The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.
Note 9. Financing Arrangement
The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2018:
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$—	$—	April 28, 2019(1)

(1)
As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2018, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility
On October 9, 2018, the Fund’s wholly owned subsidiary, FS Multi Alternative Credit LLC (“Alternative Credit”), entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings on a committed basis up to a maximum amount equal to the average outstanding balance over the past ten business days or, if fewer, the number of business days since closing. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings. Borrowings are available in U.S. Dollars (“USD”), Canadian Dollars (“CAD”), Euro (“EUR”), British Pounds (“GBP”), Swiss Francs (“CHF”), Australian Dollars (“AUD”), Japanese Yen (“JPY”), Swedish Krona (“SEK”), and Danish Krone (“DKK”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 1.00% per annum on USD

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (Continued)

borrowings, the Canadian Dollar Offered Rate (“CDOR”) for a one-month interest period plus 1.00% per annum on CAD borrowings, the British Pound Sterling London Interbank Offered Rate (“GBP LIBOR”) for a one-month interest period plus 1.00% per annum on GBP borrowings, the Swiss Franc London Interbank Offered Rate (“CHF LIBOR”) for a one-month interest period plus 1.00% per annum on CHF borrowings, the Bank Bill Swap Reference Rate (“BBSW”) for a one-month interest period plus 1.00% per annum on AUD borrowings, the Japanese Yen London Interbank Offered Rate (“JPY LIBOR”) for a one-month interest period plus 1.00% per annum on JPY borrowings, the Stockholm Interbank Offered Rate (“STIBOR”) for a one-month interest period plus 1.00% per annum on SEK borrowings, or the Copenhagen Interbank Offered Rate (“CIBOR”) for a one-month interest period plus 1.00% per annum on DKK borrowings. Interest is payable monthly in arrears. Alternative Credit may terminate the facility at any time. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide Alternative Credit with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay Alternative Credit a fee equal to 1.00% of the maximum amount of financing available on the termination date.
In connection with the BNP Facility, Alternative Credit has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Alternative Credit; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund or Alternative Credit; (d) specified material reductions in the Fund or Alternative Credit’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Multi-Alternative Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.
During the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, no amounts were outstanding under the facility.
Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral (collectively, the “rehypothecated securities”), subject to certain limits, in exchange for paying to Alternative Credit a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the overnight Fed Funds rate. Alternative Credit may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by Alternative Credit to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Alternative Credit under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Alternative Credit will

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangement (Continued)

continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the period from September 27, 2018 (Commencement of Operations) to October 31, 2018, Alternative Credit did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of October 31, 2018, there were no securities rehypothecated by BNP Paribas.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.
Credit Risk:   The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Multi-Alternative Advisor and the Sub-Advisers believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk:   Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (Continued)

obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk:   Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
REIT and Real Estate Risk:   Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, index funds, closed-end funds, mutual funds and unregistered investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.
Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate Investment Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (Continued)

Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Multi-Alternative Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates (including FS Investments).
Note 12. Subsequent Events
Waiver of Management Fees and Administrative Expense Reimbursements for the Fiscal Quarter Ending January 31, 2019
Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor has agreed, for the fiscal quarter ending January 31, 2019, to waive the Management Fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the Fund’s average daily gross assets during the fiscal quarter.
In addition, pursuant to the Letter Agreement, FS Multi-Alternative Advisor has agreed, for the fiscal quarter ending January 31, 2019, to waive reimbursement of and/or pay certain of the Fund’s “ordinary operating expenses” (as defined below) (or to cause its affiliates to waive and/or pay such expenses) to the extent necessary to ensure that the Fund’s “ordinary operating expenses” for each class of Shares, as applicable, do not exceed 0.00% of average daily net assets. For purposes of the Letter Agreement, “ordinary operating expenses” for a class of Shares shall consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the Securities and Exchange Commission (whether incurred by counsel to the Fund, FS Multi-Alternative Advisor or any sub-adviser to the Fund), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads,

FS Multi-Alternative Income Fund
Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 12. Subsequent Events (Continued)

commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes; (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Letter Agreement.
The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Letter Agreement, if any, will be determined at the end of the fiscal quarter ending January 31, 2019.

PART C — OTHER INFORMATION
ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS
(1)
Financial Statements:

Part A:
Financial Highlights

Part B:
FS Multi-Alternative Income Fund

Financial statements for the Period from September 27, 2018 (Commencement of Operations) to October 31, 2018
Report of Independent Registered Public Accounting Firm
Consolidated Schedule of Investments
Consolidated Statement of Assets and Liabilities
Consolidated Statement of Operations
Consolidated Statement of Changes in Net Assets
Consolidated Statement of Cash Flows
Consolidated Financial Highlights
Notes to Consolidated Financial Statements
(2)
Exhibits:

(a)(1)	Certificate of Trust (Incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018)
(a)(2)	Initial Declaration of Trust (Incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018)
(a)(3)	Amended and Restated Declaration of Trust (Incorporated by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018)
(b)	Bylaws (Incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018)
(e)	Distribution Reinvestment Plan (Incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018)
(g)(1)	Form of Amended and Restated Investment Advisory Agreement (Incorporated by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(g)(2)	Form of Amended and Restated KKR Credit Investment Sub-Advisory Agreement (Incorporated by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(g)(3)	Form of Amended and Restated Golden Tree Investment Sub-Advisory Agreement (Incorporated by reference to Exhibit (g)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(g)(4)	Form of Amended and Restated StepStone Investment Sub-Advisory Agreement (Incorporated by reference to Exhibit (g)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(h)(1)	Distribution Agreement (Incorporated by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)

(h)(2)	Form of Broker Dealer Selling Agreement (Incorporated by reference to Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(j)(1)	Master Custodian Agreement (incorporated by reference to Exhibit (j)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018).
(j)(2)	Joinder to the Master Custodian Agreement (Incorporated by reference to Exhibit (j)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(1)	Form of Amended and Restated Administration Agreement (Incorporated by reference to Exhibit (k)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(2)	Form of Amended and Restated Expense Limitation Agreement — filed herewith.
(k)(3)	Management Fee Waiver Letter dated December 24, 2018 (Incorporated by reference to Exhibit (k)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(4)	Management Fee Waiver Letter dated February 1, 2019 (Incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(5)	Management Fee Waiver Letter dated April 30, 2019 — filed herewith.
(k)(6)	Distribution Plan (Incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(7)	Class Shares Plan (Incorporated by reference to Exhibit (k)(6) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(8)	Shareholder Services Plan (Incorporated by reference to Exhibit (k)(7) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(k)(9)	Committed Facility Agreement dated as of October 9, 2018 between FS Multi Alternative Credit LLC and BNP Paribas Prime Brokerage International, Ltd. — filed herewith.
(k)(10)	U.S. PB Agreement dated as of October 9, 2018 between FS Multi Alternative Credit LLC and BNP Paribas Securities Corp. — filed herewith.
(k)(11)	PBI Agreement dated as of October 9, 2018 among BNP Paribas Prime Brokerage International, Ltd, BNP Paribas, acting through its New York Branch and FS Multi Alternative Credit LLC. — filed herewith.
(k)(12)	Special Custody and Pledge Agreement dated as of October 9, 2018 among State Street Bank and Trust Company, FS Multi Alternative Credit LLC and BNP Paribas Securities Corp. — filed herewith.
(k)(13)	Special Custody and Pledge Agreement dated as of October 9, 2018 among State Street Bank and Trust Company, FS Multi Alternative Credit LLC and BNP Paribas Prime Brokerage International, Ltd. — filed herewith.
(k)(14)	Parent Guaranty dated as of November 5, 2018 by FS Multi-Alternative Income Fund — filed herewith.
(l)	Opinion of Drinker Biddle & Reath LLP (Incorporated by reference to Exhibit (l) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(n)(1)	Consent of Drinker Biddle & Reath LLP (Incorporated by reference to Exhibit (l) hereto).
(n)(2)	Consent of Ernst & Young LLP — filed herewith.
(r)(1)	Code of Ethics of the Fund (Incorporated by reference to Exhibit (r)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)

(r)(2)	Code of Ethics of FS Multi-Alternative Advisor, LLC (Incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(r)(3)	Code of Ethics of KKR Credit (Incorporated by reference to Exhibit (r)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on August 31, 2018).
(r)(4)	Code of Ethics of GoldenTree (Incorporated by reference to Exhibit (r)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(r)(5)	Code of Ethics of StepStone (Incorporated by reference to Exhibit (r)(5) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
(r)(6)	Code of Ethics of ALPS Distributor’s Inc. (Incorporated by reference to Exhibit (r)(6) to the Registrant’s Registration Statement on Form N-2 (File No. 333-224312) filed with the SEC on April 9, 2019)
ITEM 26.   MARKETING ARRANGEMENTS
Not applicable.
ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:
SEC registration fees	$249,000
Advertising and sales literature	$1,500,000
Accounting fees and expenses	$300,000
Legal fees and expenses	$400,000
Printing	$1,500,000
Seminars	$300,000
Miscellaneous fees and expenses	$5,401,000
Total	$9,650,000
The amounts set forth above, except for the SEC registration fees, are in each case estimated.
ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
The Fund directly or indirectly owns 100% of the voting securities of the following, which are included in the Fund’s audited consolidated financial statements as of October 31, 2018.
Name	State of Incorporation or Organization
FS Multi Alternative Credit LLC	Delaware
FS Multi Private Credit LLC	Delaware
FS Multi Real Estate LLC	Delaware

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of Shares as of May 10, 2019.
Title of Class	Number of Record Holders
Class A common shares of beneficial interest	1
Class I common shares of beneficial interest	3
Class L common shares of beneficial interest	1
Class M common shares of beneficial interest	1
Class T common shares of beneficial interest	1
ITEM 30.   INDEMNIFICATION
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Except as otherwise provided in the Fund’s declaration of trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.
The Fund has entered into the Investment Advisory Agreement with FS Multi-Alternative Advisor. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, FS Multi-Alternative Advisor is not liable for any error or judgment or mistake of law or for any loss the Fund suffers.
FS Multi-Alternative Advisor has also entered into the Investment Sub-Advisory Agreements with each of the Sub-Advisers. The Investment Sub-Advisory Agreements each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, such Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Sub-Advisory Agreements provide that the Sub-Advisers will indemnify the Fund, FS Multi-Alternative Advisor and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, FS Multi-Alternative Advisor or any of their respective affiliates and controlling persons may sustain as a result of such Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder.
Pursuant to the Fund’s declaration of trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
The descriptions of FS Multi-Alternative Advisor and the Sub-Advisers under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information included in this registration statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature in which FS Multi-Alternative Advisor, the Sub-Advisers and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in FS Multi-Alternative Advisor’s Form ADV (File No. 801-113895), StepStone’s Form ADV (File No. 801-106835), KKR Credit’s Form ADV (File No. 801-69633 and the GoldenTree Sub-Adviser’s Form ADV (File No. 801-111061), each as filed with the SEC and incorporated herein by reference.
ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:
(1)
the Fund, FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(2)
the Fund’s transfer agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105;

(3)
the Fund’s Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Maachusetts 02111;

(4)
the Fund’s investment adviser, FS Multi-Alternative Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(5)
the administrator, FS Multi-Alternative Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112; and

(6)
the Fund’s Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ITEM 33.   MANAGEMENT SERVICES
Not applicable.
ITEM 34.   UNDERTAKINGS
(1)
Not applicable.

(2)
Not applicable.

(3)
Not applicable.

(4)
The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;
(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(5)
The Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and
(b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)
The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania, on the 3rd day of June 2019.
FS MULTI-ALTERNATIVE INCOME FUND
By:
/s/ Michael C. Forman

Name: Michael C. Forman
Title:   President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Michael C. Forman Michael C. Forman	President, Chief Executive Officer and Trustee (Principal Executive Officer)	June 3, 2019
/s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr.	Chief Financial Officer (Principal Financial and Accounting Officer)	June 3, 2019
* David J. Adelman	Trustee	June 3, 2019
* Holly E. Flanagan	Trustee	June 3, 2019
* Brian R. Ford	Trustee	June 3, 2019
*By: /s/ Michael C. Forman Attorney-in-Fact, pursuant to powers of attorney

EXHIBIT INDEX
Exhibit No.	Description
(k)(2)	Form of Amended and Restated Expense Limitation Agreement.
(k)(5)	Management Fee Waiver Letter dated April 30, 2019.
(k)(9)	Committed Facility Agreement dated as of October 9, 2018 between FS Multi Alternative Credit LLC and BNP Paribas Prime Brokerage International, Ltd.
(k)(10)	U.S. PB Agreement dated as of October 9, 2018 between FS Multi Alternative Credit LLC and BNP Paribas Securities Corp.
(k)(11)	PBI Agreement dated as of October 9, 2018 among BNP Paribas Prime Brokerage International, Ltd, BNP Paribas, acting through its New York Branch and FS Multi Alternative Credit LLC.
(k)(12)	Special Custody and Pledge Agreement dated as of October 9, 2018 among State Street Bank and Trust Company, FS Multi Alternative Credit LLC and BNP Paribas Securities Corp.
(k)(13)	Special Custody and Pledge Agreement dated as of October 9, 2018 among State Street Bank and Trust Company, FS Multi Alternative Credit LLC and BNP Paribas Prime Brokerage International, Ltd.
(k)(14)	Parent Guaranty dated as of November 5, 2018 by FS Multi-Alternative Income Fund.
(n)(2)	Consent of Ernst & Young LLP.